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-------------------------------------------
             LB SERIES FUND, INC.
-------------------------------------------

[GRAPHIC OMITTED: COMPASS WITH WORDS CHOICE PROTECTION ACCUMULATION]

Semiannual Report
for Variable Products

June 30, 2001


[LUTHERAN BROTHERHOOD LOGO OMITTED]




Our Message to You

June 30, 2001

Dear Member:

The first half of 2001 offered no relief to investors weary from the market's turmoil of the last 18 months. An early drubbing in the broad stock market indexes showed promise of giving way to a sustained rally in April and May, only to retreat once again as the period ended on June 30th.

While the nation's news media often tried to paint the current economic slowdown as a recession, the actual evidence was not conclusive. Despite a spate of disappointing earnings reports and weakened economic measures, gross domestic product (GDP) remained in the black, posting decelerated growth, but growth nonetheless.

The world's economic picture is poised for change in the months ahead, driven in part, by the U.S. economy. In the United States, a large tax cut and the aggressive interest rate easing campaign by the Federal Reserve will put more cash in the hands of consumers and borrowers. The long-term effects of that change remain unclear, but what is clear is that these policy changes will likely generate economic activity in the short term.

Change is in the air locally as well. Corporate mergers and acquisitions have slowed to a trickle, reflecting the sense of caution which has come over the business world. Yet, the announced plan to merge Lutheran Brotherhood with Aid Association for Lutherans of Appleton, Wisconsin, is evidence that even two very old, very successful Lutheran fraternal benefit societies can envision greater possibilities by joining forces in a new, more efficient organization.

[PHOTO OMITTED: ROLF F. BJELLAND]

In the "Economic and Market Overview" that follows, Randy Boushek, Senior Vice President and Chief Investment Officer, has prepared a summary of the forces influencing the performance of your investments during the six-month period ended June 30, 2001. Following the Overview, each portfolio manager of the LB Series Fund, Inc., reviews his or her Portfolio, describing its performance, market conditions and management strategies during the first half of the year.

During these times of bear market fits and starts, I sometimes struggle to find a reassuring message that isn't simply the same old thing you've been hearing for years. You know the routine: "Stay the course," "Keep focused on the long term," and so on. As investors keep a white-knuckle grip on their portfolios and investment professionals look for spots of blue sky on the horizon, I am reassured by one thought -- "this is a replay." The struggle between economic expansion and recession, between bull and bear, between the short-term and the long-term is a drama that has played itself out dozens of time throughout the history of the financial markets. The one thing these past dramas have held in common is that they all have similar endings -- the American economy re-emerges into growth, new inventions are born, productivity increases, business becomes more efficient, and entrepreneurs thrive.

As we work to grasp the events of today's markets and the ever-changing economy, it's my sincere hope that we will always keep a wise eye trained on the lessons of history. The bumps and bruises of the last 18 months should not deter you from making long-term decisions with long-term money. We look forward to continuing to work with you on your investment goals, and we're honored to count you among the hundreds of thousands of investors who are part of the Lutheran Brotherhood family.

Sincerely,

/S/ ROLF F. BJELLAND

Rolf F. Bjelland
Chairman
LB Series Fund, Inc.



Economic and Market Overview                             June 30, 2001

[PHOTO OMITTED: RANDALL L. BOUSHEK]

Randall L. Boushek
Senior Vice President and Chief Investment Officer

Faltering economic growth and uncertainty surrounding corporate earnings created a volatile investment climate during the six-month period ended June 30, 2001. As a result of profit warnings from a growing number of companies, growth stocks sold off early in the year before staging a recovery in the second quarter. In the fixed-income markets, mounting financial woes among telecommunications providers put pressure on high-yield bond prices, while conditions proved nearly ideal for investment-grade bonds.

U.S. Economy

The U.S. economy grew at a sluggish pace over the six-month period, hampered by excess industrial capacity, reduced capital spending and sharp declines in technology-related production. Annualized gross domestic product rose by an estimated 0.7% during the second quarter of 2001, after expanding by 5.7% for the second quarter in 2000. The slowing economy took a toll on corporate earnings, particularly among manufacturing and technology firms tied to the capital investment cycle. Deteriorating foreign economies, coupled with the strong U.S. dollar, further stifled economic activity by hindering export growth.
In response to sagging profit margins, a growing number of companies turned to job layoffs as a means of cutting costs. Jobless claims edged upward over the first half of the year, pushing the national unemployment rate to 4.5% in June. Labor market pressures did little to change Americans' spending habits, however, as consumers continued to purchase vehicles at a brisk rate and home sales approached record levels.

Inflation & Monetary Policy

With corporations able to wield little in the way of pricing power and factories operating at below-capacity levels, inflationary pressures were contained primarily to the energy sector. Energy prices finally began a retreat in late May as a result of slipping demand for crude oil coupled with stepped-up petroleum production. In hopes of reviving economic growth, the Federal Reserve shifted toward an accommodative monetary policy in January, cutting short-term interest rates for the first time since mid-1999. By the close of June, the Fed had lopped 2.75% off the targeted federal funds rate through a series of six easings. Lower interest rates helped restore a modest level of liquidity to the credit markets and raised hopes that the Fed could prevent the economy from lapsing into recession.

Equity Performance

The capital markets remained volatile during the first half of the year, with returns varied by asset class. Large-cap growth stocks, battered by profit concerns and growing investor unease, were the weakest performers. In this fragile environment, companies that failed to meet earnings projections were swiftly punished with heavy selling resulting in falling share prices. The performance of smaller-company stocks was mixed, as small-capitalization shares outdistanced medium-company stocks as the period progressed. However, both small- and mid-cap shares benefited from the sudden resurgence of technology stock interest in the second quarter. Drawn in by increasingly attractive valuations, many investors were willing to overlook poor business fundamentals in the hope that the market for technology stocks would eventually recover to past levels.

Fixed-Income Performance

Investment-grade bonds posted healthy gains early in the period on the strength of falling interest rates and robust demand for corporate issues. Owing to a steepening in the yield curve, as well as continued turmoil in the equity markets, bonds with shorter maturities generally outperformed longer-dated credits. High-quality bond performance abated somewhat during the second quarter as investors anticipated a near-term floor in interest rates.

With telecommunications issuers continuing to reel from rising debt levels, tight credit conditions and slowing hardware demand, high-yield bonds came under heavy selling pressure during the first quarter before staging a mild recovery. The myriad of problems afflicting the telecommunications industry came to a head in February and March leading to particularly weak liquidity in the high-yield market. High-yield prices recovered rapidly over the ensuing two months, however, before retreating slightly in June.

Outlook

With the U.S. economy in a state of flux, the near-term prospects for improved corporate earnings remain murky. Economic indicators have shown continued contractions in capital spending and manufacturing activity over recent months, which pressured profit margins and added to the problem of excess industrial capacity. International economies are also beginning to show signs of deterioration, as contagion from the U.S. spreads overseas. Most of the world's central banks have not been as aggressive as the Federal Reserve Board in easing monetary policy and may need to take swift action over the coming year to ward off economic stagnation. In the meantime, weakening export markets could slow any potential recovery in U.S. economic growth rates.

While equity growth investors have been witness to heightened levels of volatility over the past year, stock valuations are now much more reflective of corporate earnings potential. Ultimately, lower valuations should reduce market risk and provide the underpinnings for future gains. High-yield bonds have seen wide price fluctuations as well, but are likely to stabilize once turmoil in the telecommunications industry ebbs and liquidity is restored to the credit markets. Investment-grade bonds, meanwhile, could see continued periods of outperformance, provided that inflation remains in check. Regardless of market conditions, we believe that disciplined investors who remain committed to a diversified, long-term investment strategy will be well positioned for an eventual recovery in the U.S. economy.




Opportunity Growth Portfolio

[PHOTO OMITTED: BRIAN L. THORKELSON]

Brian L. Thorkelson, an assistant vice president of Lutheran
Brotherhood, is portfolio manager of the Opportunity Growth Portfolio and the Mid Cap Growth Portfolio. He has been with Lutheran Brotherhood since 1987.

After a disappointing first quarter, small-capitalization stocks rebounded in April and outperformed over the remainder of the six-month period ended June 30, 2001. The LB Series Fund, Inc. Opportunity Growth Portfolio participated in these gains, but was hurt by an underweight position in micro-cap stocks in comparison to its benchmark, as these stocks performed well during the second quarter. The Portfolio finished the six-month reporting period with a -12.01% total return, while its market benchmark, the small-company Russell 2000 Index, returned 6.77%. The average return of the Portfolio's Lipper, Inc. small-capitalization growth peers was -3.90%.

Top 10 Holdings                    % of Portfolio
----------------------------------------------------------------
AmeriCredit Corp.                       0.8%
Cima Labs, Inc.                         0.7%
Iron Mountain, Inc.                     0.7%
Retek, Inc.                             0.7%
Lifepoint Hospitals, Inc.               0.6%
Waste Connections, Inc.                 0.6%
Tweeter Home Entertainment Group, Inc.  0.6%
Commerce Bancorp, Inc.                  0.6%
Varian Medical Systems, Inc.            0.6%
Cost Plus (California), Inc.            0.6%

Footnote reads:
These holdings represent 6.5% of the total investment portfolio.

Technology Stocks Recover

After gaining in January, small-company shares sold off sharply in February and March as investors absorbed a wave of disappointing corporate earnings announcements. During this time, the technology-heavy NASDAQ Index lost over 25% of its value, the worst quarter in the history of the Index. The small-cap market snapped back in the second quarter, however, spurred in part by recovering demand for technology shares. After a year of nearly uninterrupted hemorrhaging, many technology stocks had become oversold, providing favorable conditions for bargain hunters and momentum investors. Within the technology sector, semiconductor companies were the best performers. During the second quarter, the Portfolio's capital goods and retail holdings also posted gains, while the strong performance of biotechnology and health care service stocks justified our decision to own more shares within the health care sector.


[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Short-Term Securities     12.4%
Common Stocks             87.6%


Company size had a significant influence on stock performance during much of the reporting period. Early on, fledgling firms with very small market capitalizations, known as "micro-caps," saw their stock issues underperform. Beginning in April, however, these laggards quickly became market leaders, outpacing larger issues by wide margins. Owing primarily to our low exposure to micro-cap stocks, the Portfolio's performance suffered on a relative basis to its market benchmark during the second quarter. However, micro-caps tend to be extremely volatile securities, vulnerable to wide price swings, rapid shifts in investor sentiment, and periods of increased illiquidity. Over the longer-term, we believe our decision to underweight these types of issues will pay off in the form of reduced portfolio volatility.



[GRAPHIC OMITTED: TOP 10 INDUSTRIES]

Top 10 Industries

Retail                                            7.7%
Computers - Software & Services                   6.8%
Oil & Gas                                         6.3%
Services - Cyclical                               5.4%
Electronics                                       5.2%
Health Care Services                              5.0%
Biotechnology                                     4.4%
Health Care Management                            3.9%
Health Care - Drugs & Pharmaceuticals             3.5%
Equipment - Semiconductors                        3.3%

Footnote reads:
These industries represent 51.5% of the total investment portfolio.


Opportunity Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of small companies.

Portfolio Facts
Inception Date:                      1/18/96
Total Net Assets (in millions):      $399.5


Outlook

While investors have exuded renewed confidence in technology stocks over recent months, we view this largely as a speculative aberration in a still-recovering economic sector. For now, most technology companies continue to be plagued by slack demand, overcapacity and high inventory levels. Until these conditions improve, we will maintain a market-neutral position in technology stocks. With short-term interest rates continuing to fall, we anticipate additional investments in banking and financial stocks, which typically perform well under such conditions. We will also place added emphasis on other "early-cycle" stocks, such as broadcasting and capital goods issues. Historically, these are among the first stocks to recover from an economic downturn.

Over the coming months, the Federal Reserve will be closely monitoring economic indicators to assess the health of the U.S. economy. While lower interest rates have not yet had enough time to take effect, economic conditions should eventually strengthen as businesses react to lower financing costs. In the meantime, company fundamentals will need to improve considerably for the small-cap market to sustain its current momentum. Fortunately, jobs remain relatively plentiful, consumers are still spending and housing starts are surging. These trends, in conjunction with lower tax rates, should bode well for corporate earnings growth and, eventually small-company stock prices.

[GRAPHIC WORM CHART OMITTED:]

Performance Through June 30, 2001

Growth of $10,000 Invested since 1/31/96

                                       Russell
       Month End    LB Opportunity       2000          Consumer
         Date      Growth Portfolio     Index        Price Index
-----------------------------------------------------------------
       1/31/96         10,000           10,000         10,000
       2/29/96         10,416           10,312         10,032
       3/31/96         10,722           10,525         10,084
       4/30/96         11,944           11,089         10,123
       5/31/96         12,716           11,525         10,142
       6/30/96         11,871           11,052         10,149
       7/31/96         10,855           10,087         10,168
       8/31/96         11,499           10,673         10,188
       9/30/96         12,342           11,090         10,220
      10/31/96         11,364           10,920         10,253
      11/30/96         10,954           11,369         10,272
      12/31/96         11,302           11,667         10,272
       1/31/97         11,528           11,901         10,304
       2/28/97         10,533           11,613         10,337
       3/31/97          9,415           11,065         10,363
       4/30/97          9,009           11,095         10,356
       5/31/97         10,338           12,329         10,369
       6/30/97         10,887           12,858         10,382
       7/31/97         11,454           13,456         10,395
       8/31/97         11,721           13,764         10,415
       9/30/97         13,018           14,772         10,440
      10/31/97         12,246           14,123         10,428
      11/30/97         11,776           14,032         10,421
      12/31/97         11,407           14,277         10,447
       1/31/98         11,063           14,052         10,466
       2/28/98         11,739           15,090         10,486
       3/31/98         12,175           15,712         10,505
       4/30/98         12,216           15,798         10,525
       5/31/98         11,219           14,947         10,544
       6/30/98         11,305           14,978         10,557
       7/31/98         10,451           13,765         10,570
       8/31/98          8,200           11,094         10,583
       9/30/98          8,812           11,963         10,596
      10/31/98          9,345           12,451         10,622
      11/30/98          9,990           13,104         10,622
      12/31/98         11,066           13,915         10,615
       1/31/99         10,904           14,096         10,641
       2/28/99          9,855           12,959         10,654
       3/31/99         10,027           13,162         10,686
       4/30/99         10,242           14,341         10,764
       5/31/99         10,645           14,553         10,764
       6/30/99         11,352           15,207         10,764
       7/31/99         11,343           14,788         10,797
       8/31/99         10,861           14,243         10,823
       9/30/99         11,168           14,243         10,874
      10/31/99         11,244           14,304         10,894
      11/30/99         12,273           15,176         10,900
      12/31/99         14,114           16,893         10,900
       1/31/00         13,482           16,620         10,926
       2/29/00         16,061           19,367         10,991
       3/31/00         15,285           18,093         11,082
       4/30/00         13,959           17,004         11,088
       5/31/00         13,037           16,011         11,095
       6/30/00         14,818           17,410         11,159
       7/31/00         13,786           16,865         11,179
       8/31/00         15,646           18,145         11,179
       9/30/00         15,185           17,608         11,237
      10/31/00         14,580           16,823         11,256
      11/30/00         12,183           15,095         11,263
      12/31/00         13,261           16,401         11,256
       1/31/01         13,277           17,255         11,328
       2/28/01         11,494           16,123         11,373
       3/31/01         10,296           15,335         11,399
       4/30/01         11,409           16,534         11,444
       5/31/01         11,553           16,939         11,496
       6/30/01        $11,668          $17,511        $11,515

INSET LEGEND READS:

Russell 2000
Index
$17,511

Opportunity
Growth Portfolio
$11,668

Consumer
Price Index
$11,515

Footnote reads:
*See accompanying notes to Portfolio Management Reviews.

INSET BOX ON CHART READS:

Opportunity Growth
Portfolio

Annualized Total Returns*
-------------------------------
Since Inception
1/18/96                   3.87%
5 Years                  -0.34%
1 Year                  -21.26%




Mid Cap Growth Portfolio

[PHOTO OMITTED: BRIAN L. THORKELSON]

Brian L. Thorkelson, an assistant vice president of Lutheran
Brotherhood, is portfolio manager of the Mid Cap Growth Portfolio and the Opportunity Growth Portfolio. He has been with Lutheran Brotherhood since 1987.

Medium-company stock returns were uneven over the six months ended June 30, 2001, with heavy selling pressure in February and March giving way to gains later in the period. Still recovering from earlier market weakness, the LB Series Fund, Inc. Mid Cap Growth Portfolio finished the period with a -14.51% total return. The Portfolio's market benchmark, the S&P MidCap 400 Index, posted a 0.97% total return during this time, while its Lipper, Inc. peer group returned an average of -12.52%.

First Quarter
Conditions Difficult

Early on, mid-cap growth stocks trended lower, as investors continued to rotate out of growth-oriented shares. The medium-company S&P MidCap 400 Index fell by more than 13% in February and March, largely in response to the weakening U.S. economy and sluggish corporate earnings growth. During this time, roughly two-thirds of all U.S. companies reported lower-than-anticipated revenue figures. Market conditions improved markedly in April, however, following a 0.5% reduction in short-term interest rates initiated by the Federal Reserve. This momentum continued into June fueled by renewed demand for technology stocks. Within the technology sector, semiconductor company shares exhibited particularly strong performance. Nonetheless, for the period as a whole, technology stocks turned in the second-lowest performance of any market sector, with the financial outlook for most tech-related companies decidedly uncertain.

Top 10 Holdings                             % of Portfolio
-----------------------------------------------------------------
IDEC Pharmaceuticals Corp.                      0.9%
Laboratory Corp. of America Holdings            0.9%
Peregrine Systems, Inc.                         0.8%
Express Scripts, Inc., Class A                  0.8%
Concord EFS, Inc.                               0.7%
King Pharmaceuticals, Inc.                      0.7%
Metris Companies, Inc.                          0.7%
IVAX Corp.                                      0.7%
Allergan, Inc.                                  0.7%
Fiserv, Inc.                                    0.6%

Footnote reads:
These holdings represent 7.5% of the total investment portfolio.


[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Short-Term Securities      9.3%
Common Stocks             90.7%


Despite heightened demand for growth stocks in the second quarter of the year, market participants favored economically defensive stocks throughout much of the period. Due to the Portfolio's growth emphasis, this trend put a damper on its overall performance. However, we were able to make a number of structural adjustments to help stem volatility, such as overweighting the health care sector, which delivered solid returns on the strength of biotechnology and health care services companies. We also gave added emphasis to financial services stocks, which typically perform well when interest rates decline. Meanwhile, the Portfolio's energy holdings delivered mixed results. Early in the year, a tight supply of refined products boosted the performance of energy shares. Then, after peaking in mid-May, the Portfolio's energy stocks gave ground amid fears of overproduction and steadily declining energy prices.


[GRAPHIC OMITTED: TOP 10 INDUSTRIES]

Top 10 Industries

Computers - Software & Services                 9.6%
Oil & Gas                                       7.1%
Electronics                                     6.3%
Retail                                          5.4%
Biotechnology                                   5.2%
Health Care - Drugs & Pharmaceuticals           5.0%
Banks                                           3.8%
Health Care Management                          3.8%
Broadcasting                                    3.3%
Services - Technology                           3.1%

Footnote reads:
These industries represent 52.6% of the  total investment portfolio.

Mid Cap Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of medium-sized companies.

Portfolio Facts
Inception Date:         1/30/98
Total Net Assets
(in millions):          $554.5


Outlook

While second quarter returns have provided much-needed relief to equity growth investors, we would not be surprised to see further fluctuations in mid-cap growth stock prices over the coming year. Despite the Federal Reserve's aggressive approach to monetary policy, it may take several more months for lower interest rates to have their intended effect. Until then, trading patterns will likely remain choppy as investors look for signs of economic firming. While a full-fledged economic recovery may be some time in coming, it is important to note that the equity markets often discount future events months in advance, providing stocks with the potential to rally before the economy regains its strength.

In the meantime, we will continue to increase our position in "early cycle" holdings, which typically flourish during the early stages of economic recovery. Examples include retailing, media and basic materials stocks, which could see added near-term benefits if consumers continue spending at current levels. As always, the technology sector will remain central to the health of the mid-cap growth market. While technology issues have come back into favor over recent months, we do not believe current company fundamentals warrant any major additions to our technology allocation. That stated, we will likely increase our exposure to this sector as prospects for corporate profitability improve.


[GRAPHIC WORM CHART OMITTED:]

Performance Through June 30, 2001

Growth of $10,000 Invested Since 1/31/98

   Month End        LB Mid Cap        S&P MidCap      Consumer
     Date         Growth Portfolio    400 Index      Price Index
----------------------------------------------------------------------
       1/31/98         10,000           10,000         10,000
       2/28/98         10,732           10,828         10,019
       3/31/98         11,132           11,316         10,037
       4/30/98         11,224           11,523         10,056
       5/31/98         10,650           11,005         10,074
       6/30/98         10,968           11,074         10,087
       7/31/98         10,457           10,645         10,099
       8/31/98          8,344            8,665         10,111
       9/30/98          8,868            9,498         10,124
      10/31/98          9,393           10,347         10,148
      11/30/98         10,084           10,864         10,148
      12/31/98         11,162           12,176         10,142
       1/31/99         11,588           11,702         10,167
       2/28/99         10,939           11,089         10,179
       3/31/99         11,624           11,400         10,210
       4/30/99         12,050           12,298         10,285
       5/31/99         11,920           12,352         10,285
       6/30/99         12,843           13,014         10,285
       7/31/99         12,704           12,737         10,316
       8/31/99         12,487           12,301         10,340
       9/30/99         12,453           11,920         10,390
      10/31/99         13,387           12,528         10,408
      11/30/99         14,357           13,182         10,415
      12/31/99         16,704           13,965         10,415
       1/31/00         16,493           13,572         10,439
       2/29/00         20,549           14,522         10,501
       3/31/00         20,047           15,737         10,588
       4/30/00         18,689           15,186         10,594
       5/31/00         17,859           14,998         10,600
       6/30/00         19,007           15,218         10,662
       7/31/00         18,586           15,459         10,681
       8/31/00         20,821           17,186         10,681
       9/30/00         20,590           17,069         10,736
      10/31/00         19,689           16,490         10,755
      11/30/00         17,733           15,245         10,761
      12/31/00         18,936           16,411         10,755
       1/31/01         16,177           16,777         10,823
       2/28/01         14,383           15,819         10,866
       3/31/01         14,383           14,644         10,891
       4/30/01         16,328           16,259         10,934
       5/31/01         16,313           16,638         10,983
       6/30/01        $16,189          $16,571        $11,002

INSET LEGEND READS:

S&P MidCap
400 Index
$16,571

Mid Cap Growth
Portfolio
$16,189

Consumer
Price Index
$11,002

*See accompanying notes to Portfolio Management Reviews.

INSET BOX ON CHART READS:

Mid Cap Growth
Portfolio

Annualized Total Returns*
-------------------------------
Since Inception
1/30/98                  15.14%
1 Year                  -14.82%




World Growth Portfolio

[PHOTO OMITTED: DAVID J. L. WARREN]

David J.L. Warren is president of T. Rowe Price International, Inc., investment subadvisor of the World Growth Portfolio. He leads a team of 12 portfolio managers that has managed the Portfolio's assets since its inception in January 1996. David has worked in investment research and management for over 20 years, and has managed international portfolios with T. Rowe Price International since 1984.

International stocks finished the six-month period ended June 30, 2001 sharply lower, owing to a widespread slowdown in the world's economies and continued erosion in growth stock valuations. The LB Series Fund, Inc. World Growth Portfolio finished the reporting period with a -15.71% total return, while its market benchmark, Morgan Stanley Capital International's Europe, Australasia and Far East (EAFE) Index, returned -14.75%. The Portfolio's Lipper, Inc. peer group returned an average of -14.50% over the same period.

Top 10                   % of
Countries             Portfolio
--------------------------------
United Kingdom         23.4%
Japan                  17.5%
France                 14.1%
Netherlands             7.5%
Italy                   5.7%
Switzerland             4.6%
Germany                 4.0%
Sweden                  3.1%
Spain                   2.8%
Hong Kong               2.4%

Footnote reads:
These countries represent 85.1%
of the total investment portfolio


[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Short-Term Securities      4.3%
Preferred Stocks           1.6%
Common Stocks &
Warrants                  94.1%


Technology Stocks Disappoint

Technology stocks were among the poorest European performers, hampered by industry-wide overcapacity and weak demand for computer and telecommunications equipment. Conversely, defensive stocks in the pharmaceutical, food and retail industries generally outperformed. While the Portfolio benefited from successful stock selection in France and the United Kingdom, our strategy of overweighting the technology sector dampened returns in Europe.

Slowing economic growth, coupled with currency-related concerns in Brazil and Argentina, contributed to negative returns in Latin America. In Mexico, corporate earnings came under pressure as a result of economic contagion from the U.S.. The Mexican economy, though, retained its overall strength, which helped boost returns in the region. While the financial markets in Latin America were given periodic boosts by reductions in U.S. interest rates, Latin American stocks as a whole finished the period lower.

                                                 % of
Top 10 Holdings         Country              Portfolio
------------------------------------------------------
GlaxoSmithKline plc     United Kingdom          4.4%
Total Fina Elf          France                  2.6%
Shell Transport &
Trading Co.             United Kingdom          2.2%
Royal Bank of
Scotland Group plc      United Kingdom          2.2%
ING Groep NV            Netherlands             2.0%
Canon                   Japan                   1.9%
Nestle SA               Switzerland             1.9%
Aventis SA              France                  1.9%
Reed International plc  United Kingdom          1.8%
NTT DoCoMo Inc.         Japan                   1.7%

Footnote reads:
These holdings represent 22.6% of the total investment portfolio.

Japanese stocks struggled under the weight of the nation's ongoing economic malaise, though the promise of economic reforms under the country's new prime minister buoyed investor optimism. The Japanese technology sector remained weak, while the country's insurance and financial institutions continued to reel from unrecoverable loans and bankruptcies. Despite our underweight position in Japan, stock selection there contributed negatively to overall performance. Other regions of Asia fared better, especially in regard to the Portfolio's holdings in defensive sectors, such as health care and utilities, which outperformed technology and telecommunications issues by a wide margin. Throughout the period, we overweighted Asia (excluding-Japan) relative to the EAFE Index.


World Growth Portfolio seeks long-term capital growth by investing primarily in common stocks issued by established non-U.S. companies.**

Portfolio Facts
Inception Date:         1/18/96
Total Net Assets
(in millions):           $475.4


Outlook

While weakness in overseas markets has created a challenging investment environment over the past year, we are encouraged by recent developments that should improve long-term equity growth prospects. In Japan, we are particularly heartened by the new government's plan to overhaul the country's beleaguered financial institutions, which are in dire need of reform. Overcoming years of entrenched practices will undoubtedly be a daunting task, and we will need to see tangible evidence of progress before we increase our position in Japan. Meanwhile, China's rapidly expanding consumer culture should provide a growing market for exporters in other parts of the Pacific Rim.

Important steps are being taken in Latin America to shore up regional economies, including banking reforms in Mexico and tighter fiscal controls in Brazil. In Europe, the Central Bank's accommodative stance toward monetary policy should produce a more supportive environment for equity investment performance. While Europe and the U.S. suffer from a number of the same economic afflictions, European industry is generally less burdened by problems of overcapacity, while most consumers in that region are carrying less debt than their U.S. counterparts. As a result, we believe economic growth in Europe should be somewhat more resilient than in the U.S. While most international markets will likely remain volatile over the coming year, recent stock market declines have brought equity prices to more attractive levels, ultimately paving the way for probable future gains.

[GRAPHIC WORM CHART OMITTED:]

Performance Through June 30, 2001

Growth of $10,000 Invested Since 1/31/96

                                    Morgan Stanley
                                       Capital         Consumer
      Month End     World Growth    International       Price
        Date         Portfolio        EAFE Index        Index
------------------------------------------------------------------------
       1/31/96         10,000           10,000         10,000
       2/29/96          9,974           10,036         10,032
       3/31/96         10,098           10,252         10,084
       4/30/96         10,355           10,552         10,123
       5/31/96         10,336           10,360         10,142
       6/30/96         10,468           10,421         10,149
       7/31/96         10,137           10,119         10,168
       8/31/96         10,290           10,143         10,188
       9/30/96         10,534           10,415         10,220
      10/31/96         10,481           10,311         10,253
      11/30/96         10,965           10,723         10,272
      12/31/96         11,025           10,588         10,272
       1/31/97         10,871           10,220         10,304
       2/28/97         10,983           10,389         10,337
       3/31/97         10,967           10,430         10,363
       4/30/97         11,035           10,487         10,356
       5/31/97         11,738           11,172         10,369
       6/30/97         12,239           11,791         10,382
       7/31/97         12,568           11,985         10,395
       8/31/97         11,433           11,092         10,415
       9/30/97         12,195           11,715         10,440
      10/31/97         11,306           10,816         10,428
      11/30/97         11,276           10,708         10,421
      12/31/97         11,335           10,805         10,447
       1/31/98         11,737           11,302         10,466
       2/28/98         12,423           12,030         10,486
       3/31/98         12,851           12,402         10,505
       4/30/98         12,952           12,503         10,525
       5/31/98         12,928           12,445         10,544
       6/30/98         12,924           12,542         10,557
       7/31/98         13,082           12,673         10,570
       8/31/98         11,483           11,105         10,583
       9/30/98         11,226           10,768         10,596
      10/31/98         12,223           11,893         10,622
      11/30/98         12,781           12,505         10,622
      12/31/98         13,233           13,002         10,615
       1/31/99         13,102           12,967         10,641
       2/28/99         12,870           12,661         10,654
       3/31/99         13,391           13,192         10,686
       4/30/99         13,887           13,731         10,764
       5/31/99         13,256           13,026         10,764
       6/30/99         13,762           13,537         10,764
       7/31/99         14,022           13,942         10,797
       8/31/99         14,177           13,996         10,823
       9/30/99         14,259           14,141         10,874
      10/31/99         14,729           14,674         10,894
      11/30/99         15,758           15,187         10,900
      12/31/99         17,749           16,554         10,900
       1/31/00         16,652           15,505         10,926
       2/29/00         17,555           15,925         10,991
       3/31/00         17,741           16,546         11,082
       4/30/00         16,752           15,679         11,088
       5/31/00         16,153           15,299         11,095
       6/30/00         16,952           15,901         11,159
       7/31/00         16,396           15,238         11,179
       8/31/00         16,788           15,373         11,179
       9/30/00         15,739           14,628         11,237
      10/31/00         15,137           14,285         11,256
      11/30/00         14,358           13,753         11,263
      12/31/00         14,888           14,245         11,256
       1/31/01         15,055           14,253         11,328
       2/28/01         13,725           13,192         11,373
       3/31/01         12,667           12,298         11,399
       4/30/01         13,689           13,146         11,444
       5/31/01         13,087           12,662         11,496
       6/30/01        $12,548          $12,144        $11,515

INSET LEGEND READS:

World Growth
Portfolio
$12,548

Morgan Stanley
Capital
International
EAFE Index
$12,144

Consumer Price
Index
$11,515

Footnote reads:
*See accompanying notes to Portfolio Management Reviews.



INSET BOX ON CHART READS:

World
Growth Portfolio

Annualized Total Returns*
-------------------------------
Since inception
1/18/96                  4.28%
5 Years                  3.69%
1 Year                 -25.98%




Growth Portfolio

[PHOTO OMITTED: SCOTT A. VERGIN]

Scott A. Vergin, an assistant vice president of Lutheran Brotherhood, is a Chartered Financial Analyst and portfolio manager for the Growth Portfolio. He began managing the Portfolio in November 1994 and has managed securities at Lutheran Brotherhood since 1984.

Aggressive monetary easing failed to revive demand for large-company growth stocks through the first half of 2001. Despite pockets of economic strength, large-company growth stock returns were weighed down by slumping corporate profits and continued weakness in the technology sector. For the period, the LB Series Fund, Inc. Growth Portfolio delivered a -10.71% total return, while the large-company S&P 500 Index, returned -6.70%. The Portfolio's Lipper, Inc. peer group had an average return of -14.64% over the six months.


Top 10 Holdings              % of Portfolio
-------------------------------------------
General Electric Co.                   3.6%
AOL Time Warner, Inc.                  3.3%
Pfizer, Inc.                           3.1%
Microsoft Corp.                        3.1%
Citigroup, Inc.                        3.1%
Tyco International, Ltd.               2.5%
Home Depot, Inc.                       1.8%
Cisco Systems, Inc.                    1.8%
American International Group, Inc.     1.8%
Wal-Mart Stores, Inc.                  1.6%

Footnote reads:
These holdings represent 25.7% of the total investment portfolio.


[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)]

Short-Term Securities      1.4%
Common Stocks             98.6%


Corporate Earnings Weak

A year after the speculative technology stock bubble burst, the effects still reverberate across the equity markets. A steady stream of downbeat earnings forecasts made it difficult for investors to regain enthusiasm for technology-oriented issues. Amid this corporate-wide "profit recession," technology companies tied to the capital spending cycle found business conditions very difficult, despite the Federal Reserve's efforts to ease monetary policy. Although the significant compression in price-to-earnings ratios for many growth stocks put a damper on the Portfolio's absolute returns, we attempted to minimize volatility by avoiding significant individual sector bets and holding to a modest technology allocation.

Despite sluggish economic conditions, consumer spending remained remarkably resilient, helping buoy the housing and retail sectors. We continue to favor the retail sector as a likely beneficiary of lower interest rates and the impending tax rebate. The U.S. dollar's recent decline against the "euro" is of particular interest as multinational firms that benefit from a falling dollar, such as pharmaceutical, household product, and beverage companies, stand to realize increased earnings. The Portfolio is emphasizing these industries in anticipation of possible stock price gains. We believe the technology sector, while still mercurial in nature, has sizable investment potential for the patient investor. In the technology sector, we favor the semiconductor industry as an early performer in an economic rebound.




[GRAPHIC OMITTED: TOP 10 INDUSTRIES]

Top 10 Industries

Financial -- Diversified                             9.4%
Computers -- Software & Services                     7.9%
Health Care -- Drugs & Pharmaceuticals               7.1%
Retail                                               6.9%
Electronics                                          5.3%
Entertainment                                        4.8%
Electrical Equipment                                 4.6%
Broadcasting                                         4.0%
Communications Equipment                             3.5%
Manufacturing                                        3.5%

Footnote reads:
These industries represent 57.0% of the total investment portfolio.

Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks of established companies.

Portfolio Facts
Inception Date:           1/9/87
Total Net Assets
(in millions):          $4,079.6


Outlook

Despite soft economic conditions and a volatile investment climate over the past six months, we are cautiously optimistic on the prospects for large-company growth stocks. Already, the Federal Reserve has laid a solid foundation for economic recovery with its aggressive approach to lowering interest rates. While the Fed's easings have not yet pulled the U.S. economy out of the doldrums, this is not entirely unexpected, as there has historically been a six- to nine-month lag before changes in monetary policy have had a noticeable effect. Over time, we believe lower interest rates will improve credit liquidity, which should help revive capital spending by large corporations. Any improvements to the capital investment cycle would likely be cheered by market participants.

We also find reason for optimism in the reversal of energy prices. Relative to last year, all forms of energy--including natural gas, crude oil, gasoline and electricity--have come down considerably in cost. This trend, in conjunction with recently-enacted federal tax relief, should bode well for both consumer spending and corporate profitability.

Nonetheless, it will take some time for corporate earnings to get back on track. In the meantime, we cannot rule out the possibility of further stock market volatility. While any degree of economic uncertainty can be unnerving to investors, conditions such as those we have witnessed over the first half of the year provide a favorable environment for putting investment dollars to work. A year from now, we anticipate looking back on 2001 as an excellent buying opportunity.

[GRAPHIC WORM CHART OMITTED:]

Performance Through June 30, 2001

Growth of $10,000 Invested Since 1/31/96

                                                       Consumer
       Month End        Growth          S&P 500         Price
        Date          Portfolio        500 Index        Index
------------------------------------------------------------------------
       6/30/91         10,000           10,000         10,000
       7/31/91         10,547           10,478         10,015
       8/31/91         10,924           10,714         10,044
       9/30/91         10,829           10,536         10,088
      10/31/91         11,071           10,691         10,103
      11/30/91         10,699           10,247         10,132
      12/31/91         12,050           11,419         10,140
       1/31/92         12,026           11,219         10,154
       2/29/92         12,141           11,350         10,191
       3/31/92         11,841           11,130         10,243
       4/30/92         11,886           11,471         10,257
       5/31/92         11,985           11,510         10,272
       6/30/92         11,718           11,341         10,309
       7/31/92         12,108           11,819         10,331
       8/31/92         11,854           11,565         10,360
       9/30/92         12,018           11,700         10,390
      10/31/92         12,327           11,754         10,426
      11/30/92         12,947           12,137         10,419
      12/31/92         13,030           12,289         10,434
       1/31/93         13,255           12,403         10,485
       2/28/93         13,220           12,558         10,522
       3/31/93         13,587           12,824         10,559
       4/30/93         13,339           12,529         10,588
       5/31/93         13,683           12,843         10,603
       6/30/93         13,696           12,885         10,618
       7/31/93         13,657           12,847         10,618
       8/31/93         14,159           13,322         10,647
       9/30/93         14,289           13,219         10,669
      10/31/93         14,415           13,506         10,713
      11/30/93         14,028           13,363         10,713
      12/31/93         14,346           13,530         10,721
       1/31/94         14,797           14,000         10,750
       2/28/94         14,397           13,606         10,787
       3/31/94         13,698           13,016         10,824
       4/30/94         13,680           13,194         10,838
       5/31/94         13,697           13,388         10,846
       6/30/94         13,230           13,060         10,882
       7/31/94         13,546           13,503         10,912
       8/31/94         14,162           14,047         10,956
       9/30/94         13,933           13,701         10,985
      10/31/94         14,129           14,021         10,993
      11/30/94         13,574           13,501         11,007
      12/31/94         13,677           13,699         11,007
       1/31/95         13,979           14,065         11,052
       2/28/95         14,529           14,602         11,096
       3/31/95         14,943           15,039         11,132
       4/30/95         15,376           15,488         11,169
       5/31/95         15,851           16,085         11,191
       6/30/95         16,544           16,459         11,213
       7/31/95         17,431           17,017         11,213
       8/31/95         17,485           17,051         11,243
       9/30/95         18,031           17,769         11,265
      10/31/95         18,081           17,718         11,257
      11/30/95         18,743           18,481         11,250
      12/31/95         18,775           18,838         11,287
       1/31/96         19,230           19,492         11,353
       2/29/96         19,631           19,659         11,390
       3/31/96         19,699           19,852         11,449
       4/30/96         20,404           20,154         11,493
       5/31/96         20,853           20,652         11,515
       6/30/96         20,582           20,732         11,522
       7/31/96         19,695           19,824         11,544
       8/31/96         20,469           20,236         11,566
       9/30/96         21,714           21,372         11,603
      10/31/96         22,085           21,974         11,640
      11/30/96         23,489           23,627         11,662
      12/31/96         22,982           23,159         11,662
       1/31/97         24,502           24,620         11,699
       2/28/97         24,193           24,800         11,735
       3/31/97         23,055           23,778         11,765
       4/30/97         24,126           25,207         11,757
       5/31/97         25,837           26,722         11,772
       6/30/97         26,936           27,922         11,787
       7/31/97         29,321           30,145         11,802
       8/31/97         28,155           28,451         11,824
       9/30/97         29,713           30,018         11,853
      10/31/97         28,725           29,028         11,838
      11/30/97         29,502           30,360         11,831
      12/31/97         29,918           30,882         11,860
       1/31/98         30,127           31,237         11,882
       2/28/98         32,252           33,477         11,904
       3/31/98         33,879           35,194         11,927
       4/30/98         34,462           35,553         11,949
       5/31/98         33,628           34,921         11,971
       6/30/98         34,916           36,342         11,985
       7/31/98         34,535           35,964         12,000
       8/31/98         28,698           30,760         12,015
       9/30/98         30,871           32,722         12,029
      10/31/98         33,283           35,402         12,059
      11/30/98         35,450           37,541         12,059
      12/31/98         38,408           39,707         12,051
       1/31/99         40,824           41,367         12,081
       2/28/99         39,124           40,080         12,096
       3/31/99         41,603           41,683         12,132
       4/30/99         43,017           43,309         12,221
       5/31/99         42,145           42,287         12,221
       6/30/99         45,186           44,634         12,221
       7/31/99         43,846           43,242         12,257
       8/31/99         43,773           43,027         12,287
       9/30/99         43,940           41,848         12,346
      10/31/99         47,012           44,497         12,368
      11/30/99         49,961           45,405         12,375
      12/31/99         55,157           48,079         12,375
       1/31/00         53,242           45,665         12,404
       2/29/00         57,427           44,802         12,478
       3/31/00         60,637           49,184         12,581
       4/30/00         57,478           47,704         12,588
       5/31/00         54,702           46,726         12,596
       6/30/00         58,418           47,880         12,669
       7/31/00         57,474           47,133         12,691
       8/31/00         62,789           50,060         12,691
       9/30/00         59,229           47,417         12,757
      10/31/00         57,437           47,218         12,779
      11/30/00         51,196           43,497         12,787
      12/31/00         52,427           43,710         12,779
       1/31/01         54,514           45,262         12,860
       2/28/01         47,835           41,134         12,911
       3/31/01         43,989           38,526         12,941
       4/30/01         48,532           41,519         12,992
       5/31/01         48,146           41,798         13,051
       6/30/01        $46,811          $40,782        $13,073

INSET LEGEND READS:

Growth
Portfolio
$46,811

S&P 500
Index
$40,782

Consumer
Price Index
$13,073

Footnote reads:
*See accompanying notes to Portfolio Management Reviews.

INSET BOX ON CHART READS:

Growth Portfolio
Annualized Total Returns*
-------------------------------
10 Years                 16.68%
5 Years                  17.85%
1 Year                  -19.87%



High Yield Portfolio

[PHOTO OMITTED: PAUL J. OCENASEK]

Paul J. Ocenasek, an assistant vice president of Lutheran Brotherhood, is a Chartered Financial Analyst and co-portfolio manager of the High Yield Portfolio. Paul has been with Lutheran Brotherhood since 1987.

[PHOTO OMITTED: MARK L. SIMENSTAD]

Mark L. Simenstad (on right) is a Chartered Financial Analyst and co-portfolio manager of the High Yield Portfolio. He is a vice president of Lutheran Brotherhood and also serves as head of fixed-income fund management. Mark joined Lutheran Brotherhood in 1983. From 1993 through 1999, he served in investment management positions with outside companies before rejoining Lutheran Brotherhood in 1999.

High-yield bonds gained ground early in the year, but were later buffeted by fallout from the telecommunications industry, which hampered overall performance. For the six-month period ended June 30, 2001, the LB Series Fund, Inc. High Yield Portfolio delivered a -3.29% total return, while its market benchmark, the Lehman Brothers High Yield Index, returned 3.93%. The Portfolio's Lipper, Inc. peer group returned an average of 1.10% for the period.

Telecommunications Firms Struggle

The high-yield market remained divided during the six-month reporting period, with turmoil in the telecommunications industry overshadowing the strong performance of other market segments. The hardest-hit bonds were issued by start-up telecommunications firms which grew rapidly in recent years, but later failed to deliver on earnings projections. Tighter bank lending standards, coupled with a sharp downturn in the capital markets, exacerbated the struggles of these young companies, which rely on a steady stream of cash to finance their growth. Fortunately for high-yield investors, these losses were partially offset by strong returns from a number of market sectors, most notably energy and health care.

                                                % of
Top 10 Holdings by Issuer                     Portfolio
---------------------------------------------------------
Intermedia Communications, Inc.                 1.9%
Nextel Communications, Inc.                     1.2%
Dobson Communications Corp.                     1.2%
CSC Holdings, Inc.                              1.2%
PRIMEDIA, Inc.                                  1.1%
Charter Communications Holdings Capital Corp.   1.1%
Chancellor Media Corp.                          1.1%
Diamond Cable Communications plc                1.0%
Paxson Communications Corp.                     1.0%
Millicom International Cellular                 1.0%

Footnote reads:
These holdings represent 11.8% of the
fund's total investment portfolio.


[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)]

Corporate Bonds                        85.5%
Preferred Stocks - Non-Convertible      9.6%
Short-Term Securities                   1.6%
Common Stocks & Stock Warrants          1.5%
Foreign Government Bonds                1.1%
Preferred Stocks - Convertible          0.7%


In light of fragile market conditions, we continued to reduce portfolio risk by assuming a more market-neutral position in media and telecommunications bonds throughout the period. We were able to trim some of the Portfolio's higher-risk holdings in January and early February, when high-yield prices briefly rebounded. From these proceeds, we invested in higher-quality issues less susceptible to wide price swings and shifting market sentiment. We also increased our exposure to economically cyclical credits, such as chemicals and industrials, which generally delivered solid returns. Despite our success in reducing the Portfolio's risk profile, we maintained a slight overweighting in media and telecommunications issues throughout the period, which hurt relative performance. With consolidation already underway in the telecommunications industry, we believe these holdings offer significant yield potential and, over time, should perform well.

Outlook

As high-yield issuers press forward with corporate restructurings, particularly within the telecommunications arena, we anticipate continued pockets of volatility over the coming months. Given recent developments, however, we believe prospects for high-yield investors have improved markedly. In particular, we are heartened by a downward trend in the percentage of financially stressed issuers, which could indicate that high-yield bond prices are closer to bottoming out. While bankruptcies are still on the rise, historically, the high-yield market has begun to recover before default rates actually peak. How quickly we reach this point will depend largely on how fast the economy recovers, and whether consumer spending can withstand potential weakness in the labor markets.


[GRAPHIC BAR CHART OMITTED: MOODY'S BOND QUALITY RATING DISTRIBUTION]

Moody's Bond Quality
Rating Distribution

Aaa         0.0%
Aa          0.0%
A           0.0%
Baa         4.8%
Ba         25.8%
B          49.2%
Caa        14.8%
Ca          2.3%
C           0.0%
D           0.3%
NR          2.8%


High Yield Portfolio seeks high current income and, secondarily, growth of capital by investing primarily in high- yielding ("junk") corporate bonds.***

Portfolio Facts
Inception Date:          11/2/87
Total Net Assets
(in millions):          $1,079.9


Fortunately, the Federal Reserve has begun priming the economic pump by shaving short-term interest rates by 2.75% through the first six months of the year. We believe these actions will eventually have a stimulative effect on the economy, and should help ease the credit crunch afflicting many high-yield issuers. In addition, federal tax refund checks are likely to give consumer spending a one-time boost, while lower energy costs should remove one of the primary barriers to sustained economic growth. Until we see tangible evidence of economic firming, we will maintain a moderate investment approach, focusing on stable companies in the middle-tier of the high-yield universe, supplemented by lower-rated bonds that offer the greatest potential for long-term gains.


[GRAPHIC WORM CHART OMITTED:]

Performance Through June 30, 2001

Growth of $10,000 Invested Since 6/30/91

                                   Lehman Brothers    Consumer
       Month End     High Yield       High Yield       Price
         Date        Portfolio           Index         Index
--------------------------------------------------------------------------
       6/30/91         10,000           10,000         10,000
       7/31/91         10,265           10,320         10,015
       8/31/91         10,431           10,557         10,044
       9/30/91         10,603           10,704         10,088
      10/31/91         10,981           11,062         10,103
      11/30/91         11,149           11,119         10,132
      12/31/91         11,214           11,279         10,140
       1/31/92         11,676           11,676         10,154
       2/29/92         12,003           11,965         10,191
       3/31/92         12,212           12,113         10,243
       4/30/92         12,322           12,159         10,257
       5/31/92         12,531           12,331         10,272
       6/30/92         12,605           12,446         10,309
       7/31/92         12,862           12,634         10,331
       8/31/92         13,050           12,800         10,360
       9/30/92         13,202           12,930         10,390
      10/31/92         12,943           12,748         10,426
      11/30/92         13,183           12,909         10,419
      12/31/92         13,467           13,056         10,434
       1/31/93         14,009           13,436         10,485
       2/28/93         14,236           13,672         10,522
       3/31/93         14,545           13,849         10,559
       4/30/93         14,632           13,969         10,588
       5/31/93         14,892           14,135         10,603
       6/30/93         15,397           14,432         10,618
       7/31/93         15,549           14,572         10,618
       8/31/93         15,674           14,695         10,647
       9/30/93         15,674           14,733         10,669
      10/31/93         16,207           15,030         10,713
      11/30/93         16,273           15,103         10,713
      12/31/93         16,552           15,290         10,721
       1/31/94         17,063           15,622         10,750
       2/28/94         17,002           15,581         10,787
       3/31/94         16,357           14,992         10,824
       4/30/94         16,146           14,890         10,838
       5/31/94         16,228           14,898         10,846
       6/30/94         16,297           14,944         10,882
       7/31/94         16,178           15,071         10,912
       8/31/94         16,303           15,178         10,956
       9/30/94         16,219           15,179         10,985
      10/31/94         16,266           15,216         10,993
      11/30/94         15,918           15,024         11,007
      12/31/94         15,824           15,135         11,007
       1/31/95         15,876           15,341         11,052
       2/28/95         16,496           15,867         11,096
       3/31/95         16,660           16,039         11,132
       4/30/95         17,069           16,446         11,169
       5/31/95         17,433           16,906         11,191
       6/30/95         17,518           17,020         11,213
       7/31/95         18,074           17,234         11,213
       8/31/95         18,151           17,288         11,243
       9/30/95         18,323           17,500         11,265
      10/31/95         18,409           17,609         11,257
      11/30/95         18,623           17,764         11,250
      12/31/95         18,926           18,043         11,287
       1/31/96         19,367           18,360         11,353
       2/29/96         19,856           18,375         11,390
       3/31/96         19,668           18,362         11,449
       4/30/96         19,801           18,402         11,493
       5/31/96         20,023           18,513         11,515
       6/30/96         19,862           18,666         11,522
       7/31/96         19,721           18,752         11,544
       8/31/96         20,038           18,955         11,566
       9/30/96         20,723           19,412         11,603
      10/31/96         20,666           19,561         11,640
      11/30/96         20,881           19,946         11,662
      12/31/96         21,112           20,090         11,662
       1/31/97         21,365           20,287         11,699
       2/28/97         21,677           20,605         11,735
       3/31/97         20,986           20,298         11,765
       4/30/97         20,990           20,512         11,757
       5/31/97         21,794           20,951         11,772
       6/30/97         22,418           21,242         11,787
       7/31/97         23,189           21,826         11,802
       8/31/97         23,266           21,776         11,824
       9/30/97         23,989           22,207         11,853
      10/31/97         23,776           22,227         11,838
      11/30/97         23,853           22,440         11,831
      12/31/97         24,088           22,638         11,860
       1/31/98         24,596           23,045         11,882
       2/28/98         24,939           23,181         11,904
       3/31/98         25,267           23,399         11,927
       4/30/98         25,170           23,490         11,949
       5/31/98         25,082           23,573         11,971
       6/30/98         25,205           23,657         11,985
       7/31/98         25,359           23,792         12,000
       8/31/98         23,312           22,479         12,015
       9/30/98         22,967           22,580         12,029
      10/31/98         22,485           22,117         12,059
      11/30/98         23,601           23,035         12,059
      12/31/98         23,726           23,060         12,051
       1/31/99         24,247           23,402         12,081
       2/28/99         24,059           23,264         12,096
       3/31/99         24,502           23,485         12,132
       4/30/99         25,479           23,940         12,221
       5/31/99         25,080           23,617         12,221
       6/30/99         25,345           23,567         12,221
       7/31/99         25,414           23,662         12,257
       8/31/99         25,170           23,399         12,287
       9/30/99         24,983           23,231         12,346
      10/31/99         24,916           23,077         12,368
      11/30/99         25,478           23,350         12,375
      12/31/99         26,221           23,611         12,375
       1/31/00         26,367           23,510         12,404
       2/29/00         27,055           23,554         12,478
       3/31/00         26,525           23,060         12,581
       4/30/00         25,932           23,096         12,588
       5/31/00         25,229           22,859         12,596
       6/30/00         25,585           23,325         12,669
       7/31/00         25,376           23,502         12,691
       8/31/00         25,196           23,662         12,691
       9/30/00         24,521           23,456         12,757
      10/31/00         23,188           22,705         12,779
      11/30/00         20,746           21,806         12,787
      12/31/00         20,829           22,227         12,779
       1/31/01         22,715           23,892         12,860
       2/28/01         22,667           24,210         12,911
       3/31/01         21,451           23,638         12,941
       4/30/01         20,746           23,345         12,992
       5/31/01         20,940           23,766         13,051
       6/30/01        $20,144          $23,100        $13,073

INSET LEGEND READS:

Lehman Brothers
High Yield
Index
$23,100

High Yield
Portfolio
$20,144

Consumer Price
Index
$13,073

Footnote reads:
*See accompanying notes to Portfolio Management Reviews.


INSET BOX ON CHART READS:

High Yield Portfolio,
Annualized Total Returns*
------------------------------
10 Years                 7.25%
5 Years                  0.28%
1 Year                 -21.27%




Income Portfolio

[PHOTO OMITTED: MARK L. SIMENSTAD]

Mark L. Simenstad is a Chartered Financial Analyst and portfolio manager for the Income Portfolio. He is a vice president of Lutheran Brotherhood and also serves as head of fixed-income fund management. Mark joined Lutheran Brotherhood in 1983.

With corporate bonds serving as a catalyst, investment-grade fixed-income investors were rewarded with healthy gains during the six months ended June 30, 2001. During this time, the LB Series Fund, Inc. Income Portfolio generated a 3.41% total return, while its market benchmark, the Lehman Brothers Aggregate Index, returned 3.62%. The Portfolio's Lipper, Inc. peer group had an average return of 3.64% for the period.

Corporate Bonds Outperform

The six-month reporting period was highlighted by the solid performance of corporate bonds, which bounced back strongly following three consecutive years of underperformance. One of the primary reasons behind this recovery was a steepening in the bond yield curve, brought about by the Federal Reserve's accommodative monetary policy. As short-term interest rates fell, investors turned to corporate offerings as a means of capturing higher incremental yields. In order to capitalize on the wide spread in yields between corporate bonds and U.S. Treasury bonds, we overweighted corporates throughout the first four months of the period, which helped boost the Portfolio's relative performance. After fully extracting the return potential from a large number of these holdings, we took profits in May and June, trimming our corporate exposure back to market-neutral levels.

                                                                       % of
Top 10 Holdings                                 Security Type        Portfolio
---------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp. (July 2031)    Mortgage-Backed         6.4%
Federal National Mortgage Association (July
2016)                                           Mortgage-Backed         5.5%
Federal National Mortgage Association (July
2031)                                           Mortgage-Backed         4.2%
U.S. Treasury Bonds (February 2019)             U.S. Government         3.4%
Federal Home Loan Mortgage Corp. (July 2031)    Mortgage-Backed         3.2%
U.S. Treasury Notes (August 2010)               U.S. Government         2.8%
U.S. Treasury Bonds (November 2022)             U.S. Government         2.2%
U.S. Treasury Bonds (August 2023)               U.S. Government         2.1%
World Financial Network Credit Card
Master Trust                                    Asset-Backed            1.1%
Lehman Brothers/UBS Commercial Mortgage Trust   Mortgage-Backed         1.1%

Footnote reads:
These bond holdings represent 32.0% of the total investment portfolio.



[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)]

Corporate Bonds                  31.8%
Short-Term Securities            25.4%
Mortgage-Backed Securities       21.1%
U.S. Government                  14.1%
Asset-Backed Securities           4.9%
Foreign Government Bonds          2.1%
Preferred Stocks                  0.6%


Yields on long-term Treasury bonds remained stable throughout the period, while shorter-duration Treasury yields fell lower in response to monetary easing. Throughout the period, we made few adjustments to either the Portfolio's Treasury allocation or to its weighted average maturity. We did, however, significantly reduce our exposure to inflation-indexed bonds known as "TIPS" (Treasury Inflation-Protection Securities). These securities provided the Portfolio with added yield during much of the previous year, but saw their value erode early in 2001 amid growing weakness in the U.S. economy. While the majority of the Portfolio's holdings gained ground during the period, second quarter results were tempered somewhat by several poorly-performing telecommunications holdings.



[GRAPHIC OMITTED: TOP 10 INDUSTRIES]

Top 10 Industries

Utilities                                    5.8%
Insurance                                    3.5%
Banks                                        3.4%
Broadcasting & Media                         3.3%
Telecommunications - Wireline                2.2%
Oil & Gas                                    1.9%
Aerospace & Defense                          1.3%
Services                                     1.2%
Health Care Management                       1.1%
Transportation                               1.1%

Footnote reads:
These industries represent 24.8% of the total investment portfolio.


[GRAPHIC BAR CHART OMITTED: MOODY'S BOND QUALITY RATING DISTRIBUTION]

Moody's Bond Quality
Rating Distribution

Aaa        55.0%
Aa          9.1%
A           6.1%
Baa        20.4%
Ba          5.0%
B           4.1%
Caa         0.3%
Ca          0.0%
C           0.0%
D           0.0%
NR          0.0%

Income Portfolio seeks a high level of income while preserving principal by investing primarily in intermediate- and long-term bonds.

Portfolio Facts
Inception Date:           1/9/87
Total Net Assets
(in millions):          $1,158.2


Outlook

Over the coming year, fixed-income investors are once again likely to take their cues from the Federal Reserve. While many of this year's interest rate cuts were anticipated well in advance by market participants, the direction of monetary policy will not be nearly as clear going forward. As a result, investors will be keeping a close eye on the Fed, which appears to be taking a "wait-and-see" approach to monetary policy. If economic indicators continue to point toward slower economic growth, we believe the Federal Reserve will not hesitate to trim short-term interest rates once again, albeit in somewhat lower 0.25% increments.



While corporate bonds have thus far been the star performers on the fixed-income stage, we anticipate a much narrower market for these types of issues over the second half. With earnings estimates for many companies on shaky ground, only a select number of corporate bonds are likely to offer consistently healthy returns, which will make security selection critical. As always, we will emphasize high-quality corporate credits and Treasury bonds as the primary components of the Portfolio, but will also seek incremental yield opportunities in mortgage-backed bonds and other types of risk-premium securities. Given current market conditions, we believe this approach will most effectively position the Portfolio for the coming year.

[GRAPHIC WORM CHART OMITTED:]

Performance Through June 30, 2001

Growth of $10,000 Invested Since 6/30/91

                                    Lehman Brothers    Consumer
      Month End        Income          Aggregate        Price
        Date          Portfolio       Bond Index        Index
---------------------------------------------------------------------------
       6/30/91         10,000           10,000         10,000
       7/31/91         10,131           10,139         10,015
       8/31/91         10,364           10,358         10,044
       9/30/91         10,589           10,568         10,088
      10/31/91         10,703           10,686         10,103
      11/30/91         10,778           10,784         10,132
      12/31/91         11,113           11,104         10,140
       1/31/92         11,072           10,953         10,154
       2/28/92         11,145           11,024         10,191
       3/31/92         11,152           10,963         10,243
       4/30/92         11,190           11,042         10,257
       5/31/92         11,405           11,250         10,272
       6/30/92         11,563           11,405         10,309
       7/31/92         11,832           11,638         10,331
       8/31/92         11,949           11,756         10,360
       9/30/92         12,091           11,896         10,390
      10/31/92         11,896           11,737         10,426
      11/30/92         11,942           11,740         10,419
      12/31/92         12,138           11,926         10,434
       1/31/93         12,390           12,155         10,485
       2/28/93         12,650           12,368         10,522
       3/31/93         12,725           12,420         10,559
       4/30/93         12,819           12,507         10,588
       5/31/93         12,842           12,523         10,603
       6/30/93         13,107           12,750         10,618
       7/31/93         13,224           12,823         10,618
       8/31/93         13,462           13,047         10,647
       9/30/93         13,503           13,082         10,669
      10/31/93         13,624           13,131         10,713
      11/30/93         13,478           13,019         10,713
      12/31/93         13,554           13,089         10,721
       1/31/94         13,754           13,266         10,750
       2/28/94         13,456           13,035         10,787
       3/31/94         13,014           12,713         10,824
       4/30/94         12,874           12,612         10,838
       5/31/94         12,898           12,610         10,846
       6/30/94         12,804           12,582         10,882
       7/31/94         13,080           12,833         10,912
       8/31/94         13,113           12,848         10,956
       9/30/94         12,883           12,659         10,985
      10/31/94         12,835           12,648         10,993
      11/30/94         12,838           12,620         11,007
      12/31/94         12,919           12,707         11,007
       1/31/95         13,153           12,959         11,052
       2/28/95         13,454           13,267         11,096
       3/31/95         13,530           13,348         11,132
       4/30/95         13,762           13,535         11,169
       5/31/95         14,358           14,059         11,191
       6/30/95         14,476           14,162         11,213
       7/31/95         14,393           14,130         11,213
       8/31/95         14,574           14,301         11,243
       9/30/95         14,713           14,440         11,265
      10/31/95         14,940           14,628         11,257
      11/30/95         15,173           14,847         11,250
      12/31/95         15,420           15,055         11,287
       1/31/96         15,508           15,154         11,353
       2/29/96         15,181           14,891         11,390
       3/31/96         15,032           14,787         11,449
       4/30/96         14,939           14,704         11,493
       5/31/96         14,929           14,674         11,515
       6/30/96         15,115           14,871         11,522
       7/31/96         15,146           14,911         11,544
       8/31/96         15,090           14,886         11,566
       9/30/96         15,384           15,145         11,603
      10/31/96         15,741           15,481         11,640
      11/30/96         16,066           15,746         11,662
      12/31/96         15,919           15,599         11,662
       1/31/97         15,969           15,648         11,699
       2/28/97         16,045           15,687         11,735
       3/31/97         15,809           15,513         11,765
       4/30/97         15,994           15,745         11,757
       5/31/97         16,162           15,895         11,772
       6/30/97         16,396           16,084         11,787
       7/31/97         16,880           16,518         11,802
       8/31/97         16,702           16,378         11,824
       9/30/97         16,970           16,620         11,853
      10/31/97         17,106           16,861         11,838
      11/30/97         17,183           16,939         11,831
      12/31/97         17,312           17,110         11,860
       1/31/98         17,546           17,329         11,882
       2/28/98         17,575           17,315         11,904
       3/31/98         17,676           17,374         11,927
       4/30/98         17,774           17,464         11,949
       5/31/98         17,929           17,630         11,971
       6/30/98         18,097           17,780         11,985
       7/31/98         18,126           17,817         12,000
       8/31/98         18,248           18,108         12,015
       9/30/98         18,758           18,532         12,029
      10/31/98         18,649           18,433         12,059
      11/30/98         18,869           18,538         12,059
      12/31/98         18,937           18,594         12,051
       1/31/99         19,119           18,726         12,081
       2/28/99         18,679           18,398         12,096
       3/31/99         18,793           18,500         12,132
       4/30/99         18,839           18,559         12,221
       5/31/99         18,565           18,395         12,221
       6/30/99         18,469           18,337         12,221
       7/31/99         18,400           18,260         12,257
       8/31/99         18,356           18,250         12,287
       9/30/99         18,546           18,462         12,346
      10/31/99         18,567           18,530         12,368
      11/30/99         18,609           18,529         12,375
      12/31/99         18,555           18,440         12,375
       1/31/00         18,488           18,379         12,404
       2/29/00         18,709           18,601         12,478
       3/31/00         18,916           18,847         12,581
       4/30/00         18,795           18,792         12,588
       5/31/00         18,714           18,783         12,596
       6/30/00         19,193           19,173         12,669
       7/31/00         19,354           19,348         12,691
       8/31/00         19,647           19,628         12,691
       9/30/00         19,719           19,752         12,757
      10/31/00         19,776           19,882         12,779
      11/30/00         20,021           20,208         12,787
      12/31/00         20,478           20,584         12,779
       1/31/01         20,930           20,920         12,860
       2/28/01         21,134           21,102         12,911
       3/31/01         21,154           21,207         12,941
       4/30/01         21,029           21,118         12,992
       5/31/01         21,161           21,245         13,051
       6/30/01        $21,177          $21,326        $13,073

INSET LEGEND READS:

Lehman Brothers
Aggregate
Bond Index
$21,326

Income
Portfolio
$21,177

Consumer
Price Index
$13,073

Footnote reads:
*See accompanying notes to Portfolio Management Reviews.


INSET BOX ON CHART READS:

Income Portfolio
Annualized Total Returns*
------------------------------
10 Years                 7.78%
5 Years                  6.97%
1 Year                  10.32%




Money Market Portfolio

[PHOTO OMITTED: GAIL R. ONAN]

Gail R. Onan, an assistant vice president of Lutheran Brotherhood, is portfolio manager for the Money Market Portfolio. She has managed the Portfolio since January 1994 and has been with Lutheran Brotherhood since 1969.

Shadowing reductions in short-term interest rates, money market yields trended lower over the six-month period ended June 30, 2001. During this time, LB Series Fund, Inc. Money Market Portfolio earned a total return of 2.50% for its shareholders. The Portfolio's Lipper, Inc. peer group returned an average of 2.36% for the period.

Monetary Policy Key

Changes in monetary policy set the early pace for the short-term credit markets in 2001. In response to deteriorating economic conditions, the Federal Reserve took action in January, cutting the targeted overnight federal funds rate by 0.50%. Persistent economic weakness prompted the Fed to trim short-term interest rates by an additional 2.25% over the ensuing five months of the period, putting downward pressure on money market yields. Not since the early 1980s has the Federal Reserve taken such aggressive action to revive the U.S. economy. Two of the Fed's easings, in January and April, were of particular interest to market participants, as they came between regularly scheduled meetings of the Federal Open Markets Committee, the Federal Reserve's policy-making board. This unusual timing underscored the urgent need to bolster the economy by improving business and consumer confidence and restoring liquidity to the U.S. credit markets.


[GRAPHIC PIE CHART OMITTED: PORTFOLIO COMPOSITION (% OF PORTFOLIO)]

Portfolio Composition (% of Portfolio)

Commercial Paper               78.2%
U.S. Government Agency         11.5%
Certificates of Deposit         4.6%
Medium Term Notes               2.9%
Bank Notes                      2.2%
Variable Rate Notes             0.6%


                                                  % of
Top 10 Holdings by Creditor                     Portfolio
---------------------------------------------------------
Federal National Mortgage Association              5.8%
Federal Home Loan Mortgage Corp.                   5.7%
Morgan Guaranty Trust Co. of New York              4.9%
Union Bank of Switzerland                          4.6%
Aegon N.V.                                         4.5%
Edison Asset Securitization, L.L.C.                4.0%
Chevron Corp.                                      3.8%
CXC, Inc.                                          3.5%
American Honda Finance Corp.                       3.3%
General Electric Capital Corp.                     3.1%

Footnote reads:
These holdings represent 43.2% of the total investment portfolio.


Governments Attractively Priced

In light of sharply declining interest rates, many companies delayed short-term financing activities during the first half of the period, waiting instead for borrowing costs to fall lower. With short-term corporate issues in limited supply, we found success in purchasing high-quality government-agency paper at attractive prices relative to corporate issuers. Falling short-term interest rates lead to sharply retreating money market yields as maturing instruments were replaced with substantially lower yielding investments. As longer maturity instruments yielded less than those with a shorter maturity, an inverted yield curve was drawn for the short-term money market. Our strategy of investing in intermediate maturity instruments enabled the Portfolio to reinvest without sacrificing as much yield in the process. Despite selectively increasing our exposure to assets with longer maturities, the Portfolio's weighted average maturity remained slightly shorter than that of its market benchmark.


Money Market Portfolio

Annualized Total Returns*
Period Ending 6/30/01
-------------------------
10 Years             4.84%
5 Years              5.41%
1 Year               5.78%

Seven-Day Yields
as of 6/30/01+
-------------------------
Current              3.82%
Effective            3.89%


Money Market Portfolio seeks current income with stability of principal by investing in high-quality, short-term debt securities.****

Portfolio Facts
Inception Date:         1/9/87
Total Net Assets
(in millions):          $369.1


Outlook

Recent statements by the Federal Reserve suggest that further cuts in short-term interest rates may be upcoming. In particular, the Fed is concerned with declining levels of capital spending, stagnant corporate earnings growth and slowing international economies. The magnitude of future rate cuts could depend on whether business and consumer spending can stand up to mounting job layoffs and overseas economic pressures.

In light of stalling economic growth, we expect to see yields on short-term money market securities retreat further over the coming months, which will necessitate investing maturing assets at progressively lower yields. Nonetheless, with the equity markets still in a state of flux, demand for short-term credit instruments should remain strong. This would continue a trend in which money market assets have grown by over $200 billion annually during the past three years. Regardless of prevailing conditions, we will select issues of only the highest credit quality as part of the Portfolio's existing mix of high-quality money market securities.


Notes to Portfolio Management Reviews

   * The annualized total returns for each of the Portfolios represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding for the periods indicated. Returns have not been adjusted for charges associated with the variable life insurance and variable annuity contracts that invest in the portfolios. (For additional information on the charges, costs and benefits associated with the contracts, refer to the contract prospectus or contact your LBSC registered representative.) Since performance varies, the annualized total returns, which assume a steady rate of growth, differ from the Portfolios' actual total returns for the years indicated. The value of an investment fluctuates so that shares, when redeemed, may be worth more or less than the original investment.

  ** International investing has special risks, including currency fluctuation and political volatility.

 *** High-yield bonds carry greater volatility and risk than investment-grade bonds.

**** An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

   + Seven-day yields of the Money Market Portfolio refer to the income generated by an investment in the Portfolio over a specified seven-day period. Effective yields reflect the reinvestment of income. Yields are subject to daily fluctuation and should not be considered an indication of future results.

This report must be preceded or accompanied by a current prospectus.




LB SERIES FUND, INC.
Opportunity Growth Portfolio
Portfolio of Investments
June 30, 2001
(unaudited)

Shares                                                                       Value
--------------                                                      --------------
            COMMON STOCKS -- 87.6% (a)
            Aerospace & Defense -- 0.4%
    32,300  Triumph Group, Inc.                                     $    1,582,691(b)
                                                                    --------------
            Airlines -- 0.6%
    33,800  Atlantic Coast
            Airlines Holdings                                            1,013,662
    50,200  SkyWest, Inc.                                                1,405,600
                                                                    --------------
                                                                         2,419,262
                                                                    --------------
            Automotive -- 0.8%
    72,800  Gentex Corp.                                                 2,028,936(b)
    64,000  Visteon Corp.                                                1,176,320
                                                                    --------------
                                                                         3,205,256
                                                                    --------------
            Banks -- 3.2%
    25,000  Boston Private Financial
            Holdings, Inc.                                                 560,000
    36,200  City National Corp.                                          1,603,298
    32,800  Commerce Bancorp, Inc.                                       2,299,280
    54,000  Community First Bank
            Shares, Inc.                                                 1,242,000
    53,000  Cullen/Frost Bankers, Inc.                                   1,794,050
    24,700  East West Bancorp, Inc.                                        666,900
    22,100  Greater Bay Bancorp                                            552,058
    62,700  Indymac Bancorp, Inc.                                        1,680,360(b)
    17,100  Investors Financial
            Services Corp.                                               1,145,700
    54,600  Roslyn Bancorp, Inc.                                         1,435,980
                                                                    --------------
                                                                        12,979,626
                                                                    --------------
            Biotechnology -- 4.4%
    47,000  Abgenix, Inc.                                                2,115,000
   127,400  Array BioPharma, Inc.                                        1,159,340(b)
    29,300  Biosite Diagnostics, Inc.                                    1,312,640(b)
    29,000  Cephalon, Inc.                                               2,044,500(b)
    16,700  Enzon, Inc.                                                  1,043,750(b)
    63,700  EXACT Sciences Corp.                                           876,512(b)
    68,100  Gene Logic, Inc.                                             1,484,580(b)
    53,300  IDEXX Laboratories, Inc.                                     1,665,625(b)
    42,300  InterMune, Inc.                                              1,506,726(b)
     9,300  Invitrogen Corp.                                               667,740(b)
    10,600  Myriad Genetics, Inc.                                          671,191(b)
     7,400  Protein Design Labs, Inc.                                      642,024
    15,000  Techne Corp.                                                   487,500(b)
    28,200  Vertex Pharmaceuticals, Inc.                                 1,395,900(b)
    33,800  XOMA, Ltd.                                                     576,628(b)
                                                                    --------------
                                                                        17,649,656
                                                                     --------------
            Broadcasting -- 1.4%
    20,700  Cox Radio, Inc., Class A                                       576,495(b)
    54,600  Emmis Communications Corp.,
            Class A                                                      1,678,950(b)
    39,200  Entercom Communications
            Corp.                                                        2,101,512(b)
    31,500  Entravision Communications
            Corp.                                                          387,450(b)
    35,000  Radio One, Inc., Class D                                       771,750(b)
                                                                    --------------
                                                                         5,516,157
                                                                    --------------
            Chemicals -- 1.1%
    37,200  Cytec Industries, Inc.                                       1,413,600(b)
    34,500  OM Group, Inc.                                               1,940,625
    90,000  Solutia, Inc.                                                1,147,500
                                                                    --------------
                                                                         4,501,725
                                                                    --------------
            Communications
            Equipment -- 2.7%
    76,200  Advanced Fibre
            Communications                                               1,600,200(b)
    84,400  Anaren Microwave, Inc.                                       1,688,000(b)
    96,100  ANTEC Corp.                                                  1,191,640(b)
    53,200  CommScope, Inc.                                              1,250,200(b)
    28,600  Polycom, Inc.                                                  660,374
    90,900  Proxim, Inc.                                                 1,281,690
    55,600  REMEC, Inc.                                                    689,440
    54,900  Tekelec                                                      1,487,790(b)
    52,000  ViaSat, Inc.                                                 1,241,760(b)
                                                                    --------------
                                                                        11,091,094
                                                                    --------------
            Computers --
            Hardware -- 0.6%
    42,800  Electronics for Imaging, Inc.                                1,262,600(b)
    88,300  JNI Corp.                                                    1,236,200(b)
                                                                    --------------
                                                                         2,498,800
                                                                    --------------
            Computers --
            Networking -- 0.3%
    50,814  Avocent Corp.                                                1,156,019(b)
                                                                    --------------
            Computers --
            Peripherals -- 0.6%
    84,300  Advanced Digital
            Information Corp.                                            1,458,390(b)
    20,000  Infocus Corp.                                                  407,800(b)
    27,500  Secure Computing Corp.                                         432,025(b)
                                                                    --------------
                                                                         2,298,215
                                                                    --------------
            Computers -- Software &
            Services -- 6.8%
    41,000  Actuate Corp.                                                  391,550
    34,500  Advent Software, Inc.                                        2,190,750(b)
     8,850  Applera Celera Genomics Corp.                                  350,991(b)
    34,200  Cognizant Technology
            Solutions Corp., Class A                                     1,451,790(b)
    30,900  Documentum, Inc.                                               399,228(b)
    61,400  Eclipsys Corp.                                               1,473,600(b)
    32,600  Henry (Jack) & Associates, Inc.                              1,010,600
    29,250  IntraNet Solutions, Inc.                                     1,112,963(b)
    18,600  Macrovision Corp.                                            1,274,100(b)
    11,600  Manhattan Associates, Inc.                                     461,100(b)
    18,100  Manugistics Group, Inc.                                        454,310(b)
    14,100  MapInfo Corp.                                                  310,200(b)
    28,600  Mentor Graphics Corp.                                          500,500(b)
    30,400  Micromuse, Inc.                                                850,896(b)
    12,100  Netegrity, Inc.                                                363,000(b)
    64,144  NetIQ Corp.                                                  2,007,066(b)
    69,200  Peregrine Systems, Inc.                                      2,006,800(b)
    61,400  Remedy Corp.                                                 2,136,720(b)
    55,100  Retek, Inc.                                                  2,641,494(b)
    19,450  RSA Security, Inc.                                             601,978
    17,800  SmartForce plc, ADR                                            627,094(b)
    22,700  Synopsys, Inc.                                               1,098,453(b)
    77,550  Take Two Interactive
            Software, Inc.                                               1,438,553(b)
    18,800  Verity, Inc.                                                   375,060(b)
    90,200  Websense, Inc.                                               1,804,000(b)
                                                                    --------------
                                                                        27,332,796
                                                                    --------------
            Construction -- 0.3%
    27,000  Martin Marietta Materials                                    1,336,230
                                                                    --------------
            Consumer Finance -- 1.3%
    60,000  AmeriCredit Corp.                                            3,117,000(b)
    58,950  Metris Companies, Inc.                                       1,987,205
                                                                    --------------
                                                                         5,104,205
                                                                    --------------
            Distributors -- Food &
            Health -- 1.2%
    19,700  AmeriSource Health Corp.,
            Class A                                                      1,089,410(b)
    59,300  First Horizon
            Pharmaceutical Corp.                                         1,903,530(b)
    14,300  Henry Schein, Inc.                                             546,975(b)
    13,900  Patterson Dental Co.                                           458,700(b)
    32,200  Priority Healthcare Corp.,
            Class B                                                        910,616(b)
                                                                    --------------
                                                                         4,909,231
                                                                    --------------
            Electrical Equipment -- 2.4%
    79,000  Act Manufacturing, Inc.                                        864,260(b)
    55,100  Benchmark Electronics, Inc.                                  1,342,236(b)
     7,600  Black Box Corp.                                                511,936(b)
    32,200  C&D Technologies, Inc.                                         998,200
    19,100  DDi, Corp.                                                     382,000(b)
    43,800  Electro Scientific Industries, Inc.                          1,668,780(b)
    30,200  Plexus Corp.                                                   996,600(b)
    62,200  Power-One, Inc.                                              1,035,008
   131,570  Stratos Lightwave, Inc.                                      1,710,410(b)
                                                                    --------------
                                                                         9,509,430
                                                                    --------------
            Electronics -- 5.2%
    69,200  Actel Corp.                                                  1,698,860(b)
    88,450  Aeroflex, Inc.                                                 928,725
    41,500  Alpha Industries, Inc.                                       1,226,325(b)
    37,000  AstroPower, Inc.                                             1,929,180(b)
    62,118  Avnet, Inc.                                                  1,392,686
    43,000  Cree, Inc.                                                   1,124,235(b)
    52,000  Cypress Semiconductor Corp.                                  1,240,200(b)
    69,300  Cytyc Corp.                                                  1,597,365
    22,000  Elantec Semiconductor, Inc.                                    743,380(b)
    37,800  EXAR Corp.                                                     746,928(b)
    62,500  Lattice Semiconductor Corp.                                  1,525,000
    26,438  Maxim Integrated Products, Inc.                              1,168,824(b)
    15,800  Microsemi Corp.                                              1,121,800(b)
    26,000  Pericom Semiconductor Corp.                                    408,720
    17,600  Rudolph Technologies, Inc.                                     827,200(b)
    32,600  Semtech Corp.                                                  978,000
    40,350  Silicon Storage Technology, Inc.                               408,746
    46,800  Tollgrade Communications, Inc.                               1,333,800(b)
    26,000  Varian, Inc.                                                   839,800(b)
                                                                    --------------
                                                                        21,239,774
                                                                    --------------
            Engineering &
            Construction -- 0.8%
    27,550  Dycom Industries, Inc.                                         631,722(b)
    66,450  MasTec, Inc.                                                   877,140(b)
    50,100  Quanta Services, Inc.                                        1,104,204(b)
    29,800  SBA Communications Corp.                                       737,550(b)
                                                                    --------------
                                                                         3,350,616
                                                                    --------------

            Equipment --
            Semiconductors -- 3.3%
    77,100  Asyst Technologies, Inc.                                     1,040,850(b)
    62,000  ATMI, Inc.                                                   1,860,000(b)
    17,900  Brooks Automation, Inc.                                        825,190(b)
    12,500  Cabot Microelectronics Corp.                                   775,000(b)
    21,100  Credence Systems Corp.                                         511,464(b)
    17,800  Cymer, Inc.                                                    450,162(b)
    11,000  DuPont Photomasks, Inc.                                        530,750(b)
    46,000  EMCORE Corp.                                                 1,414,500
    41,300  Helix Technology Corp.                                       1,258,824
    17,600  LTX Corp.                                                      449,856(b)
    67,200  Mattson Technology, Inc.                                     1,174,656(b)
    26,700  Photronic, Inc.                                                685,122(b)
    46,000  Ultrateck Stepper, Inc.                                      1,179,900(b)
    18,500  Varian Semiconductor
            Equipment, Inc.                                                777,000(b)
    14,900  Veeco Instruments, Inc.                                        592,275(b)
                                                                    --------------
                                                                        13,525,549
                                                                    --------------

            Financial -- Diversified -- 0.3%
    23,000  Financial Federal Corp.                                        665,850(b)
    13,400  Heller Financial, Inc., Class A                                536,000
                                                                    --------------
                                                                         1,201,850
                                                                    --------------
            Food & Beverage -- 1.3%
    18,100  Charles River Laboratories
            International, Inc.                                            628,975(b)
    42,800  Dreyer's Grand Ice Cream, Inc.                               1,194,120
    20,100  Hain Celestial Group, Inc.                                     442,200(b)
    39,500  Smithfield Foods, Inc.                                       1,591,850(b)
    26,400  Suiza Foods Corp.                                            1,401,840(b)
                                                                    --------------
                                                                         5,258,985
                                                                    --------------
            Freight & Shipping -- 2.1%
    61,000  C.H. Robinson Worldwide, Inc.                                1,701,290
    32,700  Expeditors International of
            Washington, Inc.                                             1,961,967
    26,100  Forward Air Corp.                                              781,695(b)
    63,200  Iron Mountain, Inc.                                          2,833,888(b)
    31,400  Teekay Shipping Corp.                                        1,256,628
                                                                    --------------
                                                                         8,535,468
                                                                    --------------
            Gold & Precious
            Metals Mining -- 0.1%
    20,300  Stillwater Mining Co.                                          593,775(b)
                                                                    --------------
            Health Care -- Drugs &
            Pharmaceuticals -- 3.5%
    16,300  Alkermes, Inc.                                                 572,130(b)
    84,500  Amylin Pharmaceuticals, Inc.                                   950,625(b)
    24,200  Barr Laboratories, Inc.                                      1,703,922(b)
    16,900  Cell Therapeutics, Inc.                                        467,116(b)
    36,600  Cima Labs, Inc.                                              2,873,100(b)
    60,400  Guilford Pharmaceuticals, Inc.                               2,053,600(b)
    15,200  Inhale Therapeutic Systems                                     349,600
    32,991  King Pharmaceuticals, Inc.                                   1,773,266(b)
    44,250  Medicines (The) Co.                                            906,683(b)
    17,700  Medicis Pharmaceutical Corp.,
            Class A                                                        938,100(b)
    35,700  Noven Pharmaceuticals, Inc.                                  1,399,440(b)
                                                                    --------------
                                                                        13,987,582
                                                                    --------------
            Health Care -- Medical
            Products & Supplies -- 1.9%
    57,400  Apogent Technologies, Inc.                                   1,412,040(b)
     9,000  MiniMed, Inc.                                                  432,000
    35,400  PolyMedica Corp.                                             1,433,700(b)
     9,800  ResMed, Inc.                                                   495,390(b)
    14,300  Syncor International Corp.                                     443,300(b)
    32,100  Varian Medical Systems, Inc.                                 2,295,150(b)
    43,300  Zoll Medical Corp.                                           1,188,585(b)
                                                                    --------------
                                                                         7,700,165
                                                                    --------------
            Health Care
            Management -- 3.9%
    63,000  Community Health Systems, Inc.                               1,858,500(b)
    70,600  Coventry Health Care, Inc.                                   1,426,120(b)
    65,500  First Health Group Corp.                                     1,579,860
    56,200  Lifepoint Hospitals, Inc.                                    2,488,536(b)
    71,900  Manor Care, Inc.                                             2,282,825(b)
    17,900  Oxford Health Plans, Inc.                                      511,940(b)
    44,350  Province Healthcare Co.                                      1,565,112
    29,400  Triad Hospitals, Inc.                                          866,418(b)
    19,400  Trigon Healthcare, Inc.                                      1,258,090(b)
    41,800  Universal Health Services, Inc.,
            Class B                                                      1,901,900
                                                                    --------------
                                                                        15,739,301
                                                                    --------------
            Health Care Services -- 5.0%
    43,750  Accredo Health, Inc.                                         1,627,063
    13,900  AdvancePCS                                                     890,295(b)
    19,700  Albany Molecular Research, Inc.                                748,797
    68,600  Apria Healthcare Group, Inc.                                 1,979,110(b)
    22,750  Arena Pharmaceuticals, Inc.                                    693,648(b)
    70,050  Covance, Inc.                                                1,586,633(b)
    26,500  Davita, Inc.                                                   538,745(b)
    34,800  Dianon Systems, Inc.                                         1,583,400(b)
    37,200  FuelCell Energy, Inc.                                          858,948
   104,100  Genaissance Pharmaceuticals                                  1,461,564(b)
    14,100  IMPATH, Inc.                                                   624,630
    15,200  Laboratory Corp. of
            America Holdings                                             1,168,880
    27,800  Lincare Holdings, Inc.                                         834,278
    15,900  MAXIMUS, Inc.                                                  637,431(b)
    28,300  Orthodontic Centers of
            America, Inc.                                                  860,037(b)
    29,600  Pharmaceutical Product
            Development, Inc.                                              903,096(b)
    38,800  RehabCare Group, Inc.                                        1,870,160(b)
    21,300  Renal Care Group, Inc.                                         700,557(b)
    13,350  Specialty Laboratories                                         505,298(b)
                                                                    --------------
                                                                        20,072,570
                                                                    --------------
            Homebuilding -- 0.2%
    17,500  Lennar Corp.                                                   729,750
                                                                    --------------
            Housewares &
            Household Products -- 0.3%
    59,000  Tupperware Corp.                                             1,382,370
                                                                    --------------
            Insurance -- 2.1%
    21,900  Arthur J. Gallagher & Company                                  569,400
    36,900  Delphi Financial Group, Inc.                                 1,420,650
    22,700  Everest Reinsurance Group, Ltd.                              1,697,960
    48,100  Protective Life Corp., Capital
            Trust II                                                     1,653,197
    44,800  Radian Group, Inc.                                           1,812,160
    20,400  Renaissancere Holdings, Ltd.                                 1,511,640
                                                                    --------------
                                                                         8,665,007
                                                                    --------------
            Investment Banking &
            Brokerage -- 0.4%
     4,300  Instinet Group, Inc.                                            80,152(b)
    47,400  Waddell & Reed Financial, Inc.,
            Class A                                                       1,504,950
                                                                     --------------
                                                                          1,585,102
                                                                     --------------
            Investment
            Management -- 0.7%
    32,300  Affiliated Managers Group, Inc.                              1,986,450(b)
    19,000  Eaton Vance Corp.                                              661,200
                                                                    --------------
                                                                         2,647,650
                                                                    --------------
            Lodging & Hotels -- 0.4%
   100,000  Extended Stay America, Inc.                                  1,500,000(b)
                                                                    --------------
            Machinery --
            Diversified -- 0.7%
    44,000  Capstone Turbine Corp.                                         971,960(b)
    40,400  Mettler-Toledo International, Inc.                           1,747,300(b)
                                                                    --------------
                                                                         2,719,260
                                                                    --------------
            Manufacturing -- 0.4%
    14,300  Cognex Corp.                                                   484,055(b)
    37,400  Diebold, Inc.                                                1,202,410
                                                                    --------------
                                                                         1,686,465
                                                                    --------------
            Metal Fabricators -- 0.3%
    29,000  Shaw Group, Inc.                                             1,162,900(b)
                                                                    --------------
            Office Equipment &
            Supplies -- 0.2%
    17,000  Optimal Robotics Corp.                                         646,000(b)
                                                                    --------------
            Oil & Gas -- 6.3%
    79,300  Cal Dive International, Inc.                                 1,950,780(b)
    32,800  Core Laboratories N.V. (USD)                                   615,000(b)
    42,600  Dril-Quip, Inc.                                                917,178(b)
    15,600  Evergreen Resources, Inc.                                      592,800(b)
    31,800  Global Industries Ltd.                                         396,546(b)
    24,300  Grant Prideco, Inc.                                            425,007(b)
    26,000  Hanover Compressor Co.                                         860,340(b)
    64,400  Key Energy Services, Inc.                                      698,096(b)
    21,800  Louis Dreyfus Natural
            Gas Corp.                                                      759,730(b)
    31,700  Marine Drilling
            Companies, Inc.                                                605,787(b)
    39,000  National-Oilwell, Inc.                                       1,045,200(b)
    26,800  Newfield Exploration Co.                                       859,208(b)
    28,300  Noble Affiliates, Inc.                                       1,000,405
    55,100  Oceaneering International, Inc.                              1,143,325(b)
    56,900  Patterson-UTI Energy, Inc.                                   1,016,803(b)
    51,000  Pogo Producing Co.                                           1,224,000
    20,200  Precision Drilling Corp.                                       631,048(b)
    42,200  Pride International, Inc.                                      801,800(b)
    18,100  Stone Energy Corp.                                             801,830(b)
    49,450  TETRA Technologies, Inc.                                     1,209,053(b)
    30,400  Tidewater, Inc.                                              1,146,080
    32,550  Torch Offshore, Inc.                                           323,873(b)
    25,300  Unit Corp.                                                     401,005(b)
    74,600  Varco International, Inc.                                    1,388,306(b)
    68,200  Veritas DGC, Inc.                                            1,892,550(b)
    82,600  Vintage Petroleum, Inc.                                      1,544,620
    76,050  XTO Energy, Inc.                                             1,091,318
                                                                     -------------
                                                                        25,341,688
                                                                    --------------
            Publishing -- 0.3%
    32,700  Scholastic Corp.                                             1,376,670(b)
                                                                    --------------
            Restaurants -- 2.1%
    32,300  Buca, Inc.                                                     702,525(b)
    23,400  CEC Entertainment, Inc.                                      1,154,790(b)
    24,300  Cheesecake (The) Factory                                       687,690
    16,800  Jack in the Box, Inc.                                          438,480(b)
    51,800  PR Chang's China Bistro, Inc.                                1,963,220(b)
    66,200  RARE Hospitality
            International, Inc.                                          1,496,120(b)
    70,450  Sonic Corp.                                                  2,235,379(b)
                                                                    --------------
                                                                         8,678,204
                                                                    --------------
            Retail -- 7.7%
    20,800  Abercrombie & Fitch Co.,
            Class A                                                        925,600(b)
    23,050  American Eagle Outfitters, Inc.                                812,282
    48,300  Barnes and Noble, Inc.                                       1,900,605(b)
    10,000  BJ's Wholesale Club, Inc.                                      532,600(b)
    57,450  Chico's FAS, Inc.                                            1,709,138
    18,450  Christopher & Banks Corp.                                      601,470(b)
    76,100  Cost Plus (California), Inc.                                 2,283,000(b)
    67,800  Dillard's, Inc., Class A                                     1,035,306
    20,500  Fastenal Co.                                                 1,270,590
    28,600  Genesco, Inc.                                                  960,960(b)
    26,500  Guitar Center, Inc.                                            559,945(b)
    30,200  Hot Topic, Inc.                                                939,220(b)
    35,637  Insight Enterprise, Inc.                                       873,107
    17,500  Kenneth Cole Productions,
            Inc., Class A                                                  352,625(b)
    32,800  Lands' End, Inc.                                             1,316,920(b)
    31,600  Linens 'N Things, Inc.                                         863,312(b)
    62,000  Men's Wearhouse, Inc.                                        1,711,200(b)
    45,000  Michael's Stores, Inc.                                       1,845,000(b)
   127,000  Office Depot, Inc.                                           1,318,260(b)
    25,725  Pacific Sunwear of California                                  577,012(b)
    19,300  Payless ShoeSource, Inc.                                     1,248,710(b)
    35,700  Talbots, Inc.                                                1,561,875
    71,850  Too, Inc.                                                    1,968,690(b)
    65,500  Tweeter Home Entertainment
            Group, Inc.                                                  2,312,150(b)
    97,800  Venator Group, Inc.                                          1,496,340(b)
                                                                    --------------
                                                                        30,975,917
                                                                    --------------
            Retail -- Food & Drug -- 0.6%
    69,300  Caremark Rx, Inc.                                            1,139,985(b)
    13,400  Duane Reade, Inc.                                              435,500(b)
    37,700  Whole Foods Market, Inc.                                     1,021,670
                                                                    --------------
                                                                         2,597,155
                                                                    --------------
            Services -- 0.1%
    28,100  On Assignment, Inc.                                            505,800(b)
                                                                    --------------
            Services -- Cyclical -- 5.4%
    28,400  Acxiom Corp.                                                   371,756(b)
     7,772  Apollo Group, Inc., Class A                                    329,921(b)
    33,700  Career Education Corp.                                       2,018,630(b)
        50  Catalina Marketing Corp.                                         1,526
    14,700  Cerner Corp.                                                   617,400(b)
    43,000  ChoicePoint, Inc.                                            1,808,150
    55,600  Copart, Inc.                                                 1,626,300(b)
    46,200  Corporate Executive Board Co.                                1,940,400
    18,800  DeVry, Inc.                                                    679,056(b)
    53,800  Dollar Thrifty Auto Group, Inc.                              1,291,200(b)
    52,700  Education Management Corp.                                   2,110,635(b)
    16,400  Forrester Research, Inc.                                       370,476(b)
    44,200  F.Y.I., Inc.                                                 1,812,200(b)
    37,300  Getty Images, Inc.                                             979,498(b)
    40,812  Interpublic Group of Cos., Inc.                              1,197,832
    31,450  Rent-A-Center, Inc.                                          1,654,270(b)
    74,900  Sylvan Learning Systems, Inc.                                1,820,070(b)
    57,300  Watson Wyatt & Co. Holdings                                  1,339,674(b)
                                                                    --------------
                                                                        21,968,994
                                                                    --------------
            Services -- Technology -- 1.8%
    22,100  Bisys Group, Inc.                                            1,303,900(b)
     9,450  FactSet Research Systems, Inc.                                 337,365
    37,760  Global Payments, Inc.                                        1,136,576
    28,400  Investment Technology Group                                  1,428,236(b)
    47,200  National Data Corp.                                          1,529,280
    32,900  ScanSource, Inc.                                             1,560,118(b)
                                                                    --------------
                                                                         7,295,475
                                                                    --------------
            Steel -- 0.1%
    21,200  Maverick Tube Corp.                                            359,340(b)
                                                                    --------------
            Telephone &
            Telecommunications -- 0.8%
    33,200  AirGate PCS, Inc.                                            1,726,400(b)
    22,600  Powerwave Technologies, Inc.                                   327,700(b)
    24,900  Rural Cellular Corp., Class A                                1,127,970(b)
                                                                    --------------
                                                                         3,182,070
                                                                    --------------
            Utilities -- 0.6%
    54,900  Atmos Energy Corp.                                           1,342,854
    37,200  Equitable Resources, Inc.                                    1,239,132
                                                                     --------------
                                                                         2,581,986
                                                                     --------------
            Waste Management -- 0.6%
    68,900  Waste Connections, Inc.                                      2,480,400(b)
                                                                    --------------
            Total Common Stocks
            (cost 347,880,102)                                         354,364,231
                                                                   --------------


Principal
Amount
------------
            SHORT-TERM
            SECURITIES -- 12.4% (a)
            Commercial Paper
$1,200,000  American Honda Finance Corp.,
            3.7%, due 7/26/2001                                          1,196,793
 2,219,000  American Honda Finance Corp.,
            3.78%, due 7/26/2001                                         2,212,942
 4,650,000  Delaware Funding Corp.,
            3.88%, due 7/25/2001                                         4,637,471
 6,000,000  Harvard University,
            3.91%, due 7/16/2001                                         5,989,573
 1,500,000  Henkel Corp., 3.97%,
            due 7/3/2001                                                 1,499,504
 4,121,000  Henkel Corp., 3.98%,
            due 7/3/2001                                                 4,119,633
19,000,000  New Center Asset Trust,
            4.13%, due 7/2/2001                                         18,995,641
 3,310,000  SBC Communications, Inc.,
            3.74%, due 7/18/2001                                         3,303,810
 1,200,000  Schering Corp., 3.89%,
            due 7/18/2001                                                1,197,666
 3,290,000  St. Paul Companies, Inc.,
            4.15%, due 7/2/2001                                          3,289,241
 1,400,000  St. Paul Companies, Inc.,
            3.95%, due 7/5/2001                                          1,399,232
 2,400,000  Toyota Motor Credit Corp.,
            3.87%, due 7/13/2001                                         2,396,646
                                                                    --------------
            Total Short-Term Securities
            (at amortized cost)                                         50,238,152
                                                                    --------------
            Total Investments
            (cost 398,118,254)                                      $  404,602,383(c)
                                                                    ==============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Opportunity Growth Portfolio.

(b) Currently non-income producing.

(c) At June 30, 2001, the aggregate cost of securities for federal income tax purposes was  398,118,254 and the net unrealized appreciation of investments based on that cost was 6,484,129 which is comprised of 45,039,023 aggregate gross unrealized appreciation and 38,554,894 aggregate gross unrealized depreciation.

(d) Miscellaneous Footnotes:
    (ADR) -- American Depository Receipts
    (USD) -- Denominated in U. S. Dollars


The accompanying notes are an integral part of the financial statements.





LB SERIES FUND, INC.
MID CAP GROWTH PORTFOLIO
Portfolio of Investments
June 30, 2001
(unaudited)

Shares                                                                       Value
--------------                                                      --------------
            COMMON STOCKS -- 90.7% (a)
            Aerospace & Defense -- 0.2%
    29,000  Precision Castparts Corp.                               $    1,085,172
                                                                    --------------
            Automotive -- 0.8%
   106,500  Delphi Automotive
            Systems Corp.                                                1,696,545
    87,900  Gentex Corp.                                                 2,449,773(b)
                                                                    --------------
                                                                         4,146,318
                                                                    --------------
            Banks -- 3.8%
    94,500  Banknorth Group, Inc.                                        2,140,425
    44,350  City National Corp.                                          1,964,262
    17,000  Dime Bancorp, Inc.                                             633,250
    36,400  Dime Bancorp, Inc.,
            Stock Warrants                                                  10,192(b)
    60,500  First Tennessee National Corp.                               2,099,955
    13,600  Investors Financial
            Services Corp.                                                 911,200
    34,400  Marshall & Ilsley Corp.                                      1,854,160
    37,700  Mercantile Bankshares Corp.                                  1,475,201
    93,800  North Fork Bancorporation, Inc.                              2,907,800
    67,900  Roslyn Bancorp, Inc.                                         1,785,770
    64,200  TCF Financial Corp.                                          2,973,102
    40,000  Union Planters Corp.                                         1,744,000
    18,000  Washington Mutual, Inc.                                        675,900
                                                                    --------------
                                                                        21,175,217
                                                                    --------------
            Biotechnology -- 5.2%
    57,100  Abgenix, Inc.                                                2,569,500
    41,800  Cephalon, Inc.                                               2,946,900(b)
    14,500  Enzon, Inc.                                                    906,250(b)
    37,000  Genzyme Corp.                                                2,257,000
    56,500  Gilead Sciences, Inc.                                        3,287,735(b)
    10,900  Human Genome Sciences, Inc.                                    656,725(b)
    70,650  IDEC Pharmaceuticals Corp.                                   4,782,299(b)
    15,500  ImClone Systems, Inc.                                          818,400(b)
    30,500  Invitrogen Corp.                                             2,189,900(b)
    35,700  MedImmune, Inc.                                              1,685,040(b)
    30,800  Millennium
            Pharmaceuticals, Inc.                                        1,095,864(b)
    10,000  Myriad Genetics, Inc.                                          633,199(b)
    22,300  Protein Design Labs, Inc.                                    1,934,748
    20,200  Techne Corp.                                                   656,500(b)
    51,800  Vertex Pharmaceuticals, Inc.                                 2,564,100(b)
                                                                    --------------
                                                                        28,984,160
                                                                    --------------
            Broadcasting -- 3.3%
    49,300  Adelphia Communications
            Corp., Class A                                               2,021,300(b)
    42,400  Charter Communications, Inc.,
            Class A                                                        990,040(b)
    34,400  Echostar Communications
            Corp., Class A                                               1,115,248(b)
    59,100  Emmis Communications Corp.,
            Class A                                                      1,817,325(b)
    45,300  Entercom Communications
            Corp.                                                        2,428,533(b)
    43,000  Insight Communications, Inc.,
            Class A                                                      1,075,000(b)
    40,600  Radio One, Inc., Class D                                       895,230(b)
    50,300  Univision Communications, Inc.,
            Class A                                                      2,151,834
   102,300  USA Networks, Inc.                                           2,864,400(b)
    82,600  Westwood One, Inc.                                           3,043,810(b)
                                                                    --------------
                                                                        18,402,720
                                                                    --------------
            Chemicals -- 0.6%
    46,900  Cytec Industries, Inc.                                       1,782,200(b)
    42,000  Ecolab, Inc.                                                 1,720,740
                                                                    --------------
                                                                         3,502,940
                                                                    --------------
            Communications
            Equipment -- 3.0%
   183,578  ADC Telecommunications, Inc.                                 1,211,615
    92,000  Advanced Fibre
            Communications                                               1,932,000(b)
    23,700  American Tower Corp.,
            Class A                                                        489,879(b)
    14,400  CIENA Corp.                                                    547,200
    75,200  CommScope, Inc.                                              1,767,200(b)
    15,900  Comverse Technology, Inc.                                      907,890(b)
    37,160  JDS Uniphase Corp.                                             464,500(b)
    18,100  Level 3 Communications
            Holdings Corp.                                               1,381,030(b)
    72,200  ONI Systems Corp.                                            2,014,380(b)
    38,800  Polycom, Inc.                                                  895,892
    14,900  Research in Motion, Ltd.                                       480,525(b)
    55,000  Scientific-Atlanta, Inc.                                     2,233,000
    73,200  Tekelec                                                      1,983,720(b)
                                                                    --------------
                                                                        16,308,831
                                                                    --------------
            Computers --
            Hardware -- 1.5%
    64,250  Brocade Communication
            Systems, Inc.                                                2,826,358(b)
    58,100  Electronics for Imaging, Inc.                                1,713,950(b)
    21,600  Emulex Corp.                                                   872,640(b)
    39,500  Extreme Networks, Inc.                                       1,165,250
    40,100  NCR Corp.                                                    1,884,700(b)
                                                                    --------------
                                                                         8,462,898
                                                                     --------------
            Computers --
            Networking -- 0.2%
    74,900  Network Appliance, Inc.                                      1,026,130(b)
                                                                    --------------
            Computers --
            Peripherals -- 0.1%
    25,300  Finisar Corp.                                                  472,604(b)
                                                                    --------------
            Computers -- Software &
            Services -- 9.6%
    32,300  Advent Software, Inc.                                        2,051,050(b)
    32,700  Affiliated Computer Services,
            Inc., Class A                                                2,351,457(b)
    12,450  Applera Celera Genomics Corp.                                  493,767(b)
    49,500  Autodesk, Inc.                                               1,846,350
    40,900  BEA Systems, Inc.                                            1,256,039(b)
    94,800  BMC Software, Inc.                                           2,136,792(b)
     9,700  Check Point Software
            Technologies Ltd.                                              490,529
    97,100  Citrix Systems, Inc.                                         3,388,790(b)
   148,900  Compuware Corp.                                              2,083,111(b)
    74,700  Digex, Inc.                                                    971,100 (b)
    24,500  Electronic Arts, Inc.                                        1,418,550
    50,800  Henry (Jack) & Associates, Inc.                              1,574,800
    35,100  Informatica Corp.                                              609,336(b)
    15,300  Internet Security Systems, Inc.                                742,968(b)
    65,300  Interwoven, Inc.                                             1,103,570
    76,000  Intuit, Inc.                                                 3,039,240
    46,200  Macrovision Corp.                                            3,164,700(b)
    35,000  Manugistics Group, Inc.                                        878,500(b)
    35,700  Mercury Interactive Corp.                                    2,138,430(b)
    41,000  Micromuse, Inc.                                              1,147,590(b)
    18,700  NetIQ Corp.                                                    585,123(b)
    43,200  Openwave Systems, Inc.                                       1,499,040(b)
    19,900  PeopleSoft, Inc.                                               979,677(b)
   153,500  Peregrine Systems, Inc.                                      4,451,500(b)
    82,800  Rational Software Corp.                                      2,322,540
    37,300  Retek, Inc.                                                  1,788,162(b)
    33,550  RSA Security, Inc.                                           1,038,373
    17,900  Siebel Systems, Inc.                                           839,510
    10,600  SmartForce plc, ADR                                            373,438(b)
    32,100  Symantec Corp.                                               1,402,449(b)
    47,800  Synopsys, Inc.                                               2,313,042(b)
    29,300  VeriSign, Inc.                                               1,758,293(b)
     9,800  Veritas Software Corp.                                         651,994(b)
                                                                    --------------
                                                                        52,889,810
                                                                    --------------
            Construction -- 0.3%
    37,800  Martin Marietta Materials                                    1,870,722
                                                                    --------------
            Consumer Finance -- 1.3%
    37,800  Capital One Financial Corp.                                  2,268,000
   118,850  Metris Companies, Inc.                                       4,006,434
    12,800  Providian Financial Corp.                                      757,760
                                                                    --------------
                                                                         7,032,194
                                                                    --------------
            Distributors --
            Food & Health -- 0.7%
    31,600  AmeriSource Health Corp.,
            Class A                                                      1,747,480(b)
    28,800  Andrx Corp. (Andrx Group)                                    2,217,600(b)
                                                                    --------------
                                                                         3,965,080
                                                                    --------------
            Electrical Equipment -- 1.7%
    27,000  DDi, Corp.                                                     540,000(b)
    50,118  Flextronics International, Ltd.                              1,308,581
    73,000  Power-One, Inc.                                              1,214,720
    35,900  Sanmina Corp.                                                  840,419(b)
    68,900  SCI Systems, Inc.                                            1,756,950(b)
    10,100  SPX Corp.                                                    1,264,318(b)
    37,128  Symbol Technologies, Inc.                                      824,242
    78,000  Vishay Intertechnology, Inc.                                 1,794,000(b)
                                                                    --------------
                                                                         9,543,230
                                                                    --------------
            Electronics -- 6.3%
    37,200  Aeroflex, Inc.                                                 390,600
    84,600  Amkor Technologies, Inc.                                     1,869,660(b)
    61,700  Applied Micro Circuits Corp.                                 1,061,240(b)
    99,200  Atmel Corp.                                                  1,338,208
    69,000  Cree, Inc.                                                   1,804,005(b)
    95,100  Cypress Semiconductor Corp.                                  2,268,135(b)
    82,300  Cytyc Corp.                                                  1,897,015
    21,100  EXAR Corp.                                                     416,936(b)
    41,700  Grainger, W.W., Inc.                                         1,716,372
    47,100  Integrated Device
            Technology, Inc.                                             1,492,599(b)
    86,900  Lattice Semiconductor Corp.                                  2,120,360
    33,820  Linear Technology Corp.                                      1,495,520
    15,240  Maxim Integrated Products, Inc.                                673,760(b)
    38,800  Micrel, Inc.                                                 1,280,400(b)
    38,827  Microchip Technology, Inc.                                   1,297,987
    37,100  Newport Corp.                                                  983,150
    15,100  NVIDIA Corp.                                                 1,400,525(b)
    52,800  PerkinElmer, Inc.                                            1,453,584
    31,000  QLogic Corp.                                                 1,997,950(b)
    24,100  RF Micro Devices, Inc.                                         649,977
    34,200  Semtech Corp.                                                1,026,000
    66,800  Silicon Storage Technology, Inc.                               676,684
    89,400  Tektronix, Inc.                                              2,427,210(b)
    33,500  TriQuint Semiconductor, Inc.                                   753,750
    45,900  Vitesse Semiconductor Corp.                                    965,736(b)
    32,940  Waters Corp.                                                   909,473
    18,020  Xilinx, Inc.                                                   743,145(b)
                                                                    --------------
                                                                        35,109,981
                                                                    --------------
            Engineering &
            Construction -- 0.3%
    60,350  Quanta Services, Inc.                                        1,330,114(b)
    22,500  SBA Communications Corp.                                       556,875(b)
                                                                    --------------
                                                                         1,886,989
                                                                    --------------
            Equipment --
            Semiconductors -- 2.1%
    11,700  Brooks Automation, Inc.                                        539,370(b)
    15,800  Cabot Microelectronics Corp.                                   979,600(b)
    85,400  Credence Systems Corp.                                       2,070,096(b)
    41,240  KLA-Tencor Corp.                                             2,411,303(b)
    94,100  LAM Research Corp.                                           2,790,065(b)
    48,470  Novellus Systems, Inc.                                       2,752,611(b)
                                                                    --------------
                                                                        11,543,045
                                                                    --------------
            Financial -- Diversified -- 1.8%
    54,100  AMBAC Financial Group, Inc.                                  3,148,620
    20,100  Heller Financial, Inc., Class A                                804,000
    77,200  InterCept Group, Inc.                                        2,933,600(b)
    16,800  SEI Investments Co.                                            796,320
    28,500  USA Educational, Inc.                                        2,080,500
                                                                    --------------
                                                                         9,763,040
                                                                    --------------
            Food & Beverage -- 1.0%
    31,600  Hershey Foods Corp.                                          1,950,036
    45,400  Smithfield Foods, Inc.                                       1,829,620(b)
    37,000  Suiza Foods Corp.                                            1,964,700(b)
                                                                    --------------
                                                                         5,744,356
                                                                    --------------
            Freight & Shipping -- 1.0%
    33,300  C.H. Robinson Worldwide, Inc.                                  928,737
    51,180  Expeditors International of
            Washington, Inc.                                             3,070,749
    39,700  Teekay Shipping Corp.                                        1,588,794
                                                                    --------------
                                                                         5,588,280
                                                                    --------------
            Health Care --
            Diversified -- 0.9%
    93,225  IVAX Corp.                                                   3,635,775
    23,030  Johnson & Johnson                                            1,151,500
                                                                    --------------
                                                                         4,787,275
                                                                    --------------
            Health Care -- Drugs &
            Pharmaceuticals -- 5.0%
    42,100  Allergan, Inc.                                               3,599,550
    28,500  Barr Laboratories, Inc.                                      2,006,685(b)
    52,200  Biovail Corp.                                                2,270,700(b)
    31,900  Celgene Corp.                                                  920,315(b)
    29,600  Cima Labs, Inc.                                              2,323,600(b)
    35,480  Forest Laboratories, Inc.                                    2,519,080(b)
    63,000  ICN Pharmaceuticals, Inc.                                    1,998,360
    34,300  Inhale Therapeutic Systems                                     788,900
    75,862  King Pharmaceuticals, Inc.                                   4,077,583(b)
    16,500  Medicis Pharmaceutical Corp.,
            Class A                                                        874,500(b)
    66,300  Mylan Laboratories, Inc.                                     1,865,019
    13,400  Shire Pharmaceuticals
            Group, ADR                                                     743,700(b)
    14,700  Teva Pharmaceutical Industries,
            Ltd., ADR                                                      915,810
    44,180  Watson Pharmaceuticals, Inc.                                 2,723,255(b)
                                                                    --------------
                                                                        27,627,057
                                                                    --------------
            Health Care -- Medical
            Products & Supplies -- 1.5%
    62,645  Biomet, Inc.                                                 3,010,719
    33,600  MiniMed, Inc.                                                1,612,800
    14,400  Stryker Corp.                                                  789,840
    11,300  St. Jude Medical, Inc.                                         678,000(b)
    30,000  Varian Medical Systems, Inc.                                 2,145,000(b)
                                                                    --------------
                                                                         8,236,359
                                                                    --------------
            Health Care
            Management -- 3.8%
    79,400  Community Health Systems, Inc.                               2,342,300(b)
    77,600  Express Scripts, Inc., Class A                               4,270,328
    85,400  First Health Group Corp.                                     2,059,848
    39,600  HCA -- (The) Healthcare Corp.                                1,789,524
    72,275  Health Management Associates,
            Inc., Class A                                                1,520,666(b)
    48,500  Lifepoint Hospitals, Inc.                                    2,147,580(b)
    30,200  Oxford Health Plans, Inc.                                      863,720(b)
    25,900  Tenet Healthcare Corp.                                       1,336,181(b)
    37,900  Trigon Healthcare, Inc.                                      2,457,815(b)
    52,000  Universal Health Services, Inc.,
            Class B                                                      2,366,000
                                                                    --------------
                                                                        21,153,962
                                                                    --------------
            Health Care Services -- 2.5%
    10,800  AdvancePCS                                                     691,740(b)
   165,700  HEALTHSOUTH
            Rehabilitation Corp.                                         2,646,229(b)
    62,000  Laboratory Corp. of
            America Holdings                                             4,767,800
    85,200  Lincare Holdings, Inc.                                       2,556,852
    20,500  Pharmaceutical Product
            Development, Inc.                                              625,455(b)
    32,400  Quest Diagnostics, Inc.                                      2,425,140
                                                                    --------------
                                                                        13,713,216
                                                                    --------------
            Homebuilding -- 0.2%
    29,300  Lennar Corp.                                                 1,221,810
                                                                    --------------
            Insurance -- 1.4%
    17,100  Ace, Ltd.                                                      668,439
    32,400  Arthur J. Gallagher & Company                                  842,400
    38,700  Everest Reinsurance Group, Ltd.                              2,894,760
    12,200  MGIC Investment Corp.                                          886,208
    65,000  Radian Group, Inc.                                           2,629,250
                                                                    --------------
                                                                         7,921,057
                                                                    --------------
            Investment Banking &
            Brokerage -- 0.6%
    44,100  A.G. Edwards, Inc.                                           1,984,500
     5,500  Instinet Group, Inc.                                           102,520(b)
    15,000  Legg Mason, Inc.                                               746,400
    17,650  Waddell & Reed Financial, Inc.,
            Class A                                                        560,388
                                                                    --------------
                                                                         3,393,808
                                                                    --------------
            Investment Management -- 0.8%
    34,300  Affiliated Managers Group, Inc.                              2,109,450(b)
    21,100  BlackRock, Inc.                                                723,519(b)
    41,700  Federated Investors, Inc.,
            Class B                                                      1,342,740
                                                                    --------------
                                                                         4,175,709
                                                                    --------------
            Leisure Products -- 0.6%
    30,820  Harley Davidson, Inc.                                        1,451,006
   105,200  Mattel, Inc.                                                 1,990,384
                                                                    --------------
                                                                         3,441,390
                                                                    --------------
            Lodging & Hotels -- 0.8%
    40,300  Extended Stay America, Inc.                                    604,500(b)
    30,100  Four Seasons Hotels, Inc.                                    1,666,035
    52,800  Starwood Hotels & Resorts                                    1,968,384
                                                                    --------------
                                                                         4,238,919
                                                                    --------------
            Machinery --
            Diversified -- 0.7%
    59,100  Capstone Turbine Corp.                                       1,305,519(b)
    57,630  Mettler-Toledo International, Inc.                           2,492,498(b)
                                                                    --------------
                                                                         3,798,017
                                                                    --------------
            Manufacturing -- 1.2%
    52,900  Diebold, Inc.                                                1,700,735
    36,300  Jabil Circuit, Inc.                                          1,120,218(b)
    23,000  Johnson Controls, Inc.                                       1,666,810
    35,400  Millipore Corp.                                              2,194,092
                                                                    --------------
                                                                         6,681,855
                                                                    --------------
            Office Equipment &
            Supplies -- 0.3%
    64,500  Herman Miller, Inc.                                          1,560,900
                                                                    --------------
            Oil & Gas -- 7.1%
    14,800  Anadarko Petroleum Corp.                                       799,644
    41,500  Apache Corp.                                                 2,106,125
    90,120  BJ Services Co.                                              2,557,606
    16,300  Cooper Cameron Corp.                                           909,540(b)
    35,900  Devon Energy Corp.                                           1,884,750
    43,620  ENSCO International, Inc.                                    1,020,708
    38,800  EOG Resources, Inc.                                          1,379,340
    23,900  Global Marine, Inc.                                            445,257(b)
    38,200  Grant Prideco, Inc.                                            668,118(b)
    19,300  Hanover Compressor Co.                                         638,637(b)
    45,900  Helmerich & Payne, Inc.                                      1,414,638
    19,200  Louis Dreyfus Natural Gas Corp.                                669,120(b)
    78,800  Marine Drilling Companies, Inc.                              1,505,868(b)
    61,100  Nabors Industries, Inc.                                      2,272,920(b)
    31,400  National-Oilwell, Inc.                                         841,520(b)
    36,900  Noble Affiliates, Inc.                                       1,304,415
    31,800  Noble Drilling Corp.                                         1,041,450(b)
   105,000  Ocean Energy, Inc.                                           1,832,250
    38,200  Patina Oil & Gas Corp.                                       1,012,300
    25,000  Rowan Companies, Inc.                                          552,500(b)
    30,300  Santa Fe International Corp.                                   878,700
    17,090  Smith International, Inc.                                    1,023,691(b)
    23,500  Spinnaker Exploration Co.                                      936,710(b)
    43,900  Sunoco, Inc.                                                 1,608,057
    42,900  Tidewater, Inc.                                              1,617,330
    42,050  Tosco Corp.                                                  1,852,303
    39,000  Transocean Sedco Forex, Inc.                                 1,608,750
    25,900  Veritas DGC, Inc.                                              718,725(b)
    62,840  Weatherford International, Inc.                              3,016,320(b)
    64,950  XTO Energy, Inc.                                               932,033
                                                                    --------------
                                                                        39,049,325
                                                                    --------------
            Publishing -- 0.7%
    40,900  Gemstar-TV Guide
            International, Inc.                                          1,742,340(b)
    48,600  Scholastic Corp.                                             2,046,060(b)
                                                                    --------------
                                                                         3,788,400
                                                                    --------------
            Restaurants -- 1.5%
    87,450  Brinker International, Inc.                                  2,260,583(b)
    34,350  Cheesecake (The) Factory                                       972,105
    70,740  Darden Restaurants, Inc.                                     1,973,646
    46,800  Starbucks Corp.                                              1,076,400
    83,900  Wendy's International, Inc.                                  2,142,806
                                                                    --------------
                                                                         8,425,540
                                                                    --------------
            Retail -- 5.4%
    50,000  Abercrombie & Fitch Co.,
            Class A                                                      2,225,000(b)
    34,700  American Eagle Outfitters, Inc.                              1,222,828
    49,800  Bed, Bath & Beyond, Inc.                                     1,553,760
    39,680  BJ's Wholesale Club, Inc.                                    2,113,357(b)
    83,800  Cost Plus (California), Inc.                                 2,514,000(b)
    51,800  Dollar Tree Stores, Inc.                                     1,442,112(b)
   107,800  Family Dollar Stores, Inc.                                   2,762,914
    35,700  Fastenal Co.                                                 2,212,686
     8,700  Kohl's Corp.                                                   545,751(b)
    37,100  Linens 'N Things, Inc.                                       1,013,572(b)
    35,600  Men's Wearhouse, Inc.                                          982,560(b)
    60,600  Michael's Stores, Inc.                                       2,484,600(b)
    26,600  Radioshack Corp.                                               811,300
    47,400  Talbots, Inc.                                                2,073,750
    57,700  Tiffany & Co.                                                2,089,894
    52,000  TJX Companies, Inc.                                          1,657,240
    63,900  Toys R Us, Inc.                                              1,581,525(b)
    22,600  Zale Corp.                                                     761,620(b)
                                                                    --------------
                                                                        30,048,469
                                                                    --------------
            Retail -- Food & Drug -- 0.5%
   155,700  Caremark Rx, Inc.                                            2,561,265(b)
                                                                    --------------
            Services -- 0.5%
   102,600  Robert Half International, Inc.                              2,553,714(b)
                                                                    --------------
            Services -- Cyclical -- 3.6%
    80,750  Apollo Group, Inc., Class A                                  3,427,838(b)
        50  Catalina Marketing Corp.                                         1,526
   119,650  Cendant Corp.                                                2,333,175(b)
    59,900  ChoicePoint, Inc.                                            2,518,795
    12,500  Cintas Corp.                                                   578,125
    24,900  Convergys Corp.                                                753,225(b)
    42,300  Corporate Executive Board Co.                                1,776,600
    37,900  Crown Castle International Corp.                               621,560(b)
    22,900  DeVry, Inc.                                                    827,148(b)
    42,300  Getty Images, Inc.                                           1,110,798(b)
    57,570  Interpublic Group of Cos., Inc.                              1,689,680
    37,500  Lamar Advertising Co.                                        1,650,000(b)
    18,500  Omnicom Group, Inc.                                          1,591,000
    20,900  TMP Worldwide, Inc.                                          1,254,000(b)
                                                                    --------------
                                                                        20,133,470
                                                                    --------------
            Services -- Technology -- 3.1%
    27,900  Bisys Group, Inc.                                            1,646,100(b)
    38,100  CheckFree Corp.                                              1,336,167(b)
    78,525  Concord EFS, Inc.                                            4,084,085(b)
    28,200  CSG Systems International, Inc.                              1,635,600(b)
    50,300  Equifax, Inc.                                                1,845,004
    19,700  FactSet Research Systems, Inc.                                 703,290
    55,710  Fiserv, Inc.                                                 3,564,326(b)
    74,460  SunGard Data Systems, Inc.                                   2,234,545
                                                                     -------------
                                                                        17,049,117
                                                                    --------------
            Specialty Printing -- 0.3%
    49,400  Valassis Communications, Inc.                                1,768,520(b)
                                                                    --------------
            Telephone &
            Telecommunications -- 0.7%
    81,500  Broadwing, Inc.                                              1,992,675(b)
    44,900  Powerwave Technologies, Inc.                                   651,050(b)
    29,570  Western Wireless Corp.                                       1,271,510(b)
                                                                    --------------
                                                                         3,915,235
                                                                    --------------
            Textiles -- 0.8%
    54,280  Jones Apparel Group, Inc.                                    2,344,896(b)
    39,600  Liz Claiborne                                                1,997,820
                                                                    --------------
                                                                         4,342,716
                                                                    --------------
            Utilities -- 1.4%
    74,100  Calpine Corp.                                                2,800,980(b)
    41,500  Dynegy, Inc., Class A                                        1,929,750
    17,500  El Paso Corp.                                                  919,450
    45,600  Equitable Resources, Inc.                                    1,518,936
    30,000  NRG Energy, Inc.                                               662,400(b)
                                                                    --------------
                                                                         7,831,516
                                                                    --------------
            Total Common Stocks
            (cost 502,616,271)                                         501,922,338
                                                                    --------------

Principal
Amount
------------

            SHORT-TERM
            SECURITIES -- 9.3% (a)
            Commercial Paper
$4,000,000  American Honda Finance Corp.,
            3.7%, due 7/26/2001                                          3,989,311
25,780,000  Citicorp, 4.13%, due 7/2/2001                               25,774,085
 5,000,000  Harvard University, 3.91%,
            due 7/16/2001                                                4,991,311
   600,000  Procter & Gamble Co., 3.76%,
            due 7/13/2001                                                  599,185
 1,500,000  Procter & Gamble Co., 3.77%,
            due 7/13/2001                                                1,497,958
 5,000,000  SBC Communications, Inc.,
            3.72%, due 7/19/2001                                         4,990,183
 1,500,000  Toyota Motor Credit Corp.,
            3.94%, due 7/6/2001                                          1,499,015
 7,900,000  Unilever Capital Corp.,
            3.76%, due 7/27/2001                                         7,877,722
                                                                    --------------
            Total Short-Term Securities
            (at amortized cost)                                         51,218,770
                                                                    --------------
            Total Investments
            (cost 553,835,041)                                      $  553,141,108(c)
                                                                    ==============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Mid Cap Growth Portfolio.

(b) Currently non-income producing.

(c) At June 30, 2001, the aggregate cost of securities for federal income tax purposes was 553,835,041 and the net unrealized depreciation of investments based on that cost was 693,933 which is comprised of 55,030,925 aggregate gross unrealized appreciation and 55,724,858 aggregate gross unrealized depreciation.

(d) Miscellaneous Footnotes:
    (ADR) -- American Depository Receipts

The accompanying notes are an integral part of the financial statements.





LB SERIES FUND, INC.
World Growth Portfolio
Portfolio of Investments
June 30, 2001
(unaudited)

Shares                                                                       Value
--------------                                                      --------------
            AUSTRALIA -- 1.1% (a)
            COMMON STOCKS
    61,000  Brambles Industries Ltd.                                $    1,493,426
                                                                    --------------
            PREFERRED STOCK
   474,696  News Corp. Ltd.                                              3,818,212
                                                                    --------------
            Total Australia                                              5,311,638
                                                                    --------------
            BELGIUM -- 0.8% (a)
            COMMON STOCKS
    99,280  Dexia                                                        1,576,686
    82,649  Fortis, Class B                                              1,996,165
     8,870  UCB SA                                                         308,568
                                                                    --------------
            Total Belgium                                                3,881,419
                                                                    --------------
            BRAZIL -- 1.5% (a)
            COMMON STOCKS
    18,400  Companhia Brasileira de
            Distribuicao Grupo Pao de
            Acucar ADS (USD)                                               427,064
    47,500  Petroleo Brasileiro SA --
            Petrobras, ADR (USD)                                         1,235,000
    21,181  Telecomunicacoes Brasilieras
            SA, ADR (USD)                                                  990,212
    29,000  Unibanco -- Uniao de Bancos
            Brasileiros SA GDR (USD)                                       738,050
                                                                    --------------
                                                                         3,390,326
                                                                    --------------
            PREFERRED STOCK
   158,490  Petroleo Brasileiro SA --
            Petrobras                                                    3,711,505
                                                                    --------------
            Total Brazil                                                 7,101,831
                                                                    --------------
            CANADA -- 1.0% (a)
            COMMON STOCKS
    17,480  Alcan Aluminum                                                 734,860
    61,025  Celestica Inc. (USD)                                         3,142,788(b)
    26,760  Royal Bank of Canada                                           856,440
                                                                    --------------
            Total Canada                                                 4,734,088
                                                                    --------------
            DENMARK -- 0.1% (a)
            COMMON STOCKS
     7,204  Tele Danmark                                                   259,921
                                                                    --------------
            FINLAND -- 1.5% (a)
            COMMON STOCKS
   307,053  Nokia Oyj                                                    6,965,875
                                                                    --------------
            FRANCE -- 14.1% (a)
            COMMON STOCKS
    63,887  Alcatel                                                      1,337,283
     7,100  Altran Technologies SA                                         330,929
   124,429  Aventis SA                                                   9,930,528
   186,872  Axa                                                          5,328,970
    65,599  BNP Paribas                                                  5,714,843
    20,630  Bouygues SA                                                    697,917
     3,030  Canal Plus                                                       9,064
    10,160  Cap Gemini SA                                                  740,468
    16,530  Cie de St. Gobain                                            2,248,339
     8,993  France Telecom Warrants                                         76,211
     9,780  Group Danone                                                 1,343,494
     7,610  Hermes International                                         1,051,202
     4,095  Lafarge Coppee                                                 350,501
    11,149  Legrand                                                      2,131,518
     9,790  L'Oreal SA                                                     632,611
   198,600  Orange SA                                                    1,615,714(b)
    81,596  Sanofi-Synthelabo                                            5,359,009
    12,350  Schneider Electric SA                                          683,430
    20,396  Societe Generale                                             1,209,057
    86,159  Societe Television Francaise 1                               2,516,111
    66,931  Sodexho Alliance SA                                          3,128,144
    54,324  STMicroeletronics NV                                         1,887,511
    85,679  Total Fina Elf, Class B                                     12,009,470
    89,353  Vivendi Universal SA                                         5,213,472
                                                                    --------------
            Total France                                                65,545,796
                                                                    --------------
            GERMANY -- 4.0% (a)
            COMMON STOCKS
    16,781  Allianz AG                                                   4,902,708
    22,452  Bayer AG                                                       881,899
    34,444  Bayerische Vereinsbank AG                                    1,704,670
    60,051  Deutsche Bank AG                                             4,307,347
    14,990  Deutsche Telekom AG                                            341,972
    45,455  E. On AG                                                     2,385,980
    33,377  Gehe AG                                                      1,298,297
    10,933  Rhoen-Klinikum AG                                              509,584
    12,890  SAP AG                                                       1,790,492
    10,564  Siemens AG                                                     649,053
                                                                    --------------
            Total Germany                                               18,772,002
                                                                    --------------
            HONG KONG -- 2.4% (a)
            COMMON STOCKS
   260,000  Cheung Kong Holdings Ltd.                                    2,833,406
   672,000  China Mobile Ltd.                                            3,541,014
   161,000  Henderson Land
            Development Ltd.                                               712,134
   397,200  Hutchison Whampoa                                            4,010,295
                                                                    --------------
            Total Hong Kong                                             11,096,849
                                                                    --------------
            INDIA -- 0.5% (a)
            COMMON STOCKS
   124,291  ICICI Ltd., ADR (USD)                                        1,143,477
    81,800  Reliance Industries Ltd., GDR                                1,280,170
                                                                    --------------
            Total India                                                  2,423,647
                                                                    --------------
            IRELAND -- 0.4% (a)
            COMMON STOCKS
    44,647  SmartForce plc, ADR (USD)                                    1,572,914(b)
                                                                    --------------
            ISRAEL -- 0.1% (a)
            COMMON STOCKS
    11,287  Check Point Software
            Technologies Ltd.                                              570,784
                                                                    --------------
            ITALY -- 5.7% (a)
            COMMON STOCKS
   210,000  Alleanza Assicurazioni                                       2,217,437
    39,200  Assicurazioni Generali SpA                                   1,179,311
 1,854,145  Banca Intesa SpA                                             6,552,299
   154,750  Banca Nazionale del
            Lavoro (BNL)                                                   485,229
   196,720  Bipop-Carire SpA                                               740,194
   356,456  ENI SpA                                                      4,349,925
    22,477  Instituto Bancario San Paolo
            di Torino                                                      288,389
    45,000  Mediaset SpA                                                   379,064
    97,645  Mediolanum SpA                                                 984,716
 1,234,393  Olivetti SpA                                                 2,186,320
   504,400  Telecom Italia Mobile SpA                                    2,573,271
   145,949  Telecom Italia SpA                                           1,311,055
   822,177  UniCredito Italiano SpA                                      3,532,541
                                                                    --------------
            Total Italy                                                  26,779,751
                                                                    --------------
            JAPAN -- 17.5% (a)
            COMMON STOCKS
   219,000  Canon                                                        8,850,613
       120  DDI Corp.                                                      560,019
    29,900  Fanuc Co.                                                    1,488,886
       218  Fuji Television Network Inc.                                 1,253,356
    22,000  Fujisawa Pharmaceutical
            Company Ltd.                                                   497,474
    95,000  Fujitsu Ltd.                                                   997,915
    68,000  Hitachi                                                        667,950
    18,000  Ito-Yokado Co.                                                 829,925
    45,000  Kao Corp.                                                    1,118,595
    44,000  Kokuyo Co. Ltd.                                                462,192
    25,100  Kyocera                                                      2,213,936
   161,000  Marui Co. Ltd.                                               2,323,791
    26,700  Matsushita Communication
            Industrial Co. Ltd.                                          1,216,069
   218,000  Matsushita Electric
            Industrial Co.                                               3,412,204
   249,000  Mitsui Fudosan                                               2,683,474
       872  Mizuho Holdings Inc.                                         4,055,489
    52,100  Murata Manufacturing                                         3,463,307
   270,000  NEC Corp.                                                    3,648,064
       462  Nippon Telegraph &
            Telecom Corp.                                                2,407,987
   225,000  Nomura Securities Co. Ltd.                                   4,312,004
       452  NTT DoCoMo Inc.                                              7,864,967
    94,000  Sankyo Co.                                                   1,695,935
    41,000  Seven-Eleven Japan Co. Ltd.                                  1,601,075
    67,300  Shin-Etsu Chemical Co. Ltd.                                  2,471,606
    88,000  Shiseido Co. Ltd.                                              825,595
   113,400  Sony Corp.                                                   7,456,339
   399,000  Sumitomo Bank Ltd.                                           3,295,405
   189,000  Sumitomo Corp.                                               1,323,045
    17,600  TDK Corp.                                                      819,950
    29,100  Tokyo Electron                                               1,761,727
   559,000  Toshiba Corp.                                                2,953,901
       172  UFJ Holdings, Inc.                                             925,443
    73,000  Yamanouchi Pharmaceutical
            Co. Ltd.                                                     2,048,753
                                                                    --------------
            Total Japan                                                 81,506,991
                                                                    --------------
            LUXEMBOURG -- 0.1% (a)
            COMMON STOCKS
     2,714  Societe Europeenne
            des Satellites                                                 356,497
                                                                    --------------
            MEXICO -- 1.0% (a)
            COMMON STOCKS
   245,000  Grupo Financiero Banamex
            Accivl, SA de CV O                                             634,484
    42,000  Grupo Iusacell SA de CV,
            ADR (USD)                                                      290,220(b)
    77,567  Grupo Televisa, GDR (USD)                                    3,103,456(b)
    11,582  Telefonos de Mexico, Class L,
            ADR (USD)                                                      406,412
                                                                    --------------
            Total Mexico                                                 4,434,572
                                                                    --------------
            NETHERLANDS -- 7.5% (a)
            COMMON STOCKS
    36,026  ABN Amro Holdings NV                                           677,466
     7,460  Akzo Nobel NV                                                  316,099
   118,680  ASM Lithography Holdings NV                                  2,664,241(b)
    62,880  Elsevier                                                       783,328
     8,993  Equant NV                                                      161,872(b)
    97,590  Fortis (NL) NV                                               2,375,219
   140,782  ING Groep NV                                                 9,210,398
   188,759  Koninklijke (Royal) Philips
            Electronics NV                                               5,008,465
    13,597  KPN NV                                                          77,203
    92,408  Royal Dutch Petroleum Co.                                    5,323,591
   188,020  VNU NV                                                       6,373,500
    78,690  Wolters Kluwer                                               2,117,275
                                                                    --------------
            Total Netherlands                                           35,088,657
                                                                    --------------
            NORWAY -- 0.4% (a)
            COMMON STOCKS
    81,430  Orkla ASA, Class A                                           1,475,039
    48,330  Statoil ASA                                                    357,436(b)
                                                                    --------------
                                                                         1,832,475
                                                                    --------------
            PORTUGAL -- 0.4% (a)
            COMMON STOCKS
    36,663  Jeronimo Martins                                               236,132
   208,660  Portugal Telecom, SGPS, SA                                   1,457,070
   119,160  Portugal Telecom, SGPS, SA,
            Bonus Rights Expiring
            7/9/2001                                                        16,157
                                                                    --------------
            Total Portugal                                               1,709,359
                                                                    --------------
            SINGAPORE -- 0.8% (a)
            COMMON STOCKS
    42,292  Flextronics International Ltd.                               1,104,244
   410,112  United Overseas Bank                                         2,588,523
                                                                    --------------
            Total Singapore                                              3,692,767
                                                                    --------------
            SOUTH KOREA -- 0.4% (a)
            COMMON STOCKS
    53,991  Korea Equity Fund (USD)                                        571,225
    27,545  Korea Telecom, ADR (USD)                                       605,439
    35,655  Pohang Iron & Steel,
            ADR (USD)                                                      703,117
                                                                    --------------
            Total South Korea                                            1,879,781
                                                                    --------------
            SPAIN -- 2.8% (a)
            COMMON STOCKS
   376,304  Banco Bilboa Vizcaya
            Argentaria SA                                                4,872,772
   284,144  Banco Santander
            Central Hispano                                              2,576,536
   104,342  Endesa SA                                                    1,665,919
    55,062  Repsol SA                                                      909,914
   178,614  Telefonica SA                                                2,203,895
    23,360  Telefonica SA, ADR (USD)                                       869,926
                                                                    --------------
            Total Spain                                                 13,098,962
                                                                    --------------
            SWEDEN -- 3.1% (a)
            COMMON STOCKS
    67,215  Electrolux AB, Class B                                         930,365
   119,740  Hennes & Mauritz AB, Class B                                 2,053,850
   444,170  LM Ericsson AB, Class B                                      2,430,619
   678,236  Nordic Baltic Holding AB                                     3,867,436
    23,120  Sandvik AB                                                     465,675
   278,160  Securitas AB, Class B                                        4,873,493
                                                                    --------------
            Total Sweden                                                14,621,438
                                                                    --------------
            SWITZERLAND -- 4.6% (a)
            COMMON STOCKS
    57,120  ABB Ltd.                                                       864,828(b)
    90,370  Adecco SA                                                    4,255,665
     5,780  Credit Suisse Group                                            950,732
    40,950  Nestle SA                                                    8,707,431
    34,700  Roche Holding AG                                             2,501,336(b)
    30,076  UBS AG                                                       4,310,921
                                                                    --------------
            Total Switzerland                                           21,590,913
                                                                    --------------
            TAIWAN -- 0.5% (a)
            COMMON STOCKS
 1,293,600  Taiwan Semiconductor
            Manufacturing Co. Ltd.                                       2,404,601(b)
                                                                    --------------
            UNITED KINGDOM -- 23.4% (a)
            COMMON STOCKS
    51,000  Abbey National plc                                             894,200
   141,966  AstraZeneca Group plc                                        6,623,704
     7,500  Autonomy Corp. plc                                              43,833(b)
    82,012  BG Group plc                                                   323,682
   348,000  BP Amoco plc (USD)                                           2,864,567
   121,000  British Telecommunications plc                                 761,707
   207,691  Cable & Wireless                                             1,223,345
   309,206  Cadbury Schweppes                                            2,088,006
    84,000  Celltech Group plc                                           1,417,200(b)
   222,800  Centrica                                                       713,041
   886,650  Compass Group plc                                            7,104,928(b)
   125,040  David S. Smith Holdings                                        245,651
    57,000  Dimension Data Holdings plc                                    216,737(b)
   159,830  Electrocomponents                                            1,210,977
    18,000  GKN plc                                                        172,883
   731,304  GlaxoSmithKline plc                                         20,597,906
   878,731  Granada Compass plc                                          1,846,994(b)
   250,262  Hays                                                           645,854
   151,200  HSBC Holdings plc (HKD)                                      1,783,430
    91,450  J Sainsbury plc                                                570,857
   264,000  Kingfisher                                                   1,430,467
   212,012  Lattice Group plc                                              473,990(b)
    51,000  Reckitt Benckiser plc                                          736,189
   937,000  Reed International plc                                       8,313,335
   269,014  Rio Tinto                                                    4,781,117
   466,378  Royal Bank of Scotland
            Group plc                                                   10,292,058
 1,239,110  Shell Transport & Trading Co.                               10,313,178
   183,000  Standard Chartered plc                                       2,347,819
   635,520  Tesco                                                        2,295,682
   604,808  Tomkins                                                      1,558,704
   225,642  Unilever                                                     1,903,452
    64,129  United Business Media plc                                      522,008
 3,522,405  Vodafone Group plc                                           7,812,949
   500,930  WPP Group plc                                                4,938,218
                                                                    --------------
            Total United Kingdom                                       109,068,668
                                                                    --------------


Principal
Amount
------------
            SHORT TERM
            SECURITIES -- 4.3% (a)
            Euro Time Deposit -- 2.8%
e15,600,000 State Street Bank (Grand
            Cayman), 4.63%,
            Due 7/2/2001                                                13,220,216
                                                                    --------------
            U.S. Government
            Agency -- 1.5%
$6,870,000  Federal Home Loan Bank
            Discount Note, 3.94%
            Due 7/2/2001                                                 6,868,496
                                                                    --------------
            Total Short Term Securities
            (at amortized cost)                                         20,088,712
                                                                    --------------
            Total Investments in Securities
            (cost 527,220,708)                                      $  466,390,908(d)
                                                                    ==============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the World Growth Portfolio.

(b) Currently non-income producing.

(c) Security Classification:

                                                                         % of
                                   Cost             Value           Portfolio
                             --------------  --------------         ---------
Common Stocks &
Warrants                     $  498,394,261     438,772,479             94.1%
Preferred Stocks                  8,737,735       7,529,717              1.6%
Short-Term                       20,088,712      20,088,712              4.3%
                             --------------  --------------      -----------
Total Investments            $  527,220,708  $  466,390,908            100.0%
                             ==============  ==============      ===========

(d) At June 30, 2001, the aggregate cost of securities for federal income tax purposes was 527,220,708 and the net unrealized depreciation of investments based on that cost was 60,829,800 which is comprised of 31,627,851 aggregate gross unrealized appreciation and 92,457,651 aggregate gross unrealized depreciation.

(e) Miscellaneous Footnotes:
    (ADR) -- American Depository Receipts
    (ADS) -- American Depository Shares
    (GDR) -- Global Depository Receipts
    (USD) -- Denominated in U.S. Dollars

The accompanying notes are an integral part of the financial statements.





LB SERIES FUND, INC.
GROWTH PORTFOLIO
Portfolio of Investments
June 30, 2001
(unaudited)

Shares                                                                       Value
--------------                                                      --------------
            COMMON STOCKS -- 98.6% (a)
            Aerospace & Defense -- 1.0%
   365,000  Boeing Co.                                              $   20,294,000
   258,000  General Dynamics Corp.                                      20,074,977
                                                                    --------------
                                                                        40,368,977
                                                                    --------------
            Airlines -- 0.3%
   101,200  Alaska Air Group, Inc.                                       2,924,680(b)
   141,100  Northwest Airlines Corp.,
            Class A                                                      3,562,775(b)
   222,700  Southwest Airlines Co.                                       4,117,723
                                                                    --------------
                                                                        10,605,178
                                                                    --------------
            Aluminum -- 0.2%
   199,200  Alcoa, Inc.                                                  7,848,480
                                                                    --------------
            Banks -- 2.8%
   208,900  Bank of America Corp.                                       12,540,267
   405,500  Bank of New York Co., Inc.                                  19,464,000
   191,400  FleetBoston Financial Corp.                                  7,550,730
   143,300  Golden State Bancorp, Inc.                                   4,413,640
   158,400  Golden West Financial Corp.                                 10,175,616
   142,600  Northern Trust Corp.                                         8,912,500
   193,700  TCF Financial Corp.                                          8,970,247
   701,404  US Bancorp                                                  15,984,997
   263,500  Washington Mutual, Inc.                                      9,894,425
   280,000  Wells Fargo & Co.                                           13,000,400
    70,250  Zions Bancorporation                                         4,144,750
                                                                     --------------
                                                                       115,051,572
                                                                     --------------
            Biotechnology -- 1.7%
   454,900  Amgen, Inc.                                                 27,603,332(b)
    27,500  Biogen, Inc.                                                 1,494,900(b)
   181,100  COR Therapeutics, Inc.                                       5,523,550(b)
   241,200  Genzyme Corp.                                               14,713,200
    92,100  Human Genome Sciences, Inc.                                  5,549,025(b)
   153,200  Immunex Corp.                                                2,719,300(b)
   196,700  MedImmune, Inc.                                              9,284,240(b)
   106,400  Millennium
            Pharmaceuticals, Inc.                                        3,785,712(b)
                                                                    --------------
                                                                        70,673,259
                                                                    --------------
            Broadcasting -- 4.0%
   240,200  Adelphia Communications
            Corp., Class A                                               9,848,200(b)
 1,710,700  AT&T Corp./Liberty Media
            Group, Class A                                              29,920,143(b)
    75,600  Cablevision Systems Corp.,
            Class A                                                      4,422,600(b)
   548,300  Clear Channel
            Communications, Inc.                                        34,378,410(b)
 1,216,100  Comcast Corp., Class A                                      52,778,740(b)
   280,800  Cox Communications, Inc.,
            Class A                                                     12,439,440(b)
   183,100  Echostar Communications
            Corp., Class A                                               5,936,102(b)
   511,300  General Motors Corp.,
            Class H                                                     10,353,825
   139,550  Mediacom Communications
            Corp.                                                        2,464,453(b)
                                                                    --------------
                                                                       162,541,913
                                                                    --------------
            Chemicals -- 0.1%
   120,200  Dow Chemical Co.                                             3,996,650
                                                                    --------------
            Communications
            Equipment -- 3.5%
 1,011,800  ADC Telecommunications, Inc.                                 6,677,880
   209,600  CIENA Corp.                                                  7,964,800
   145,900  Comverse Technology, Inc.                                    8,330,890(b)
   485,800  Corning, Inc.                                                8,117,718
   530,700  Corvis Corp.                                                 2,329,773(b)
   445,000  Ericsson (L.M.)
            Telecommunications,
            Class B, ADR                                                 2,411,900
    20,000  Harmonic, Inc.                                                 200,000(b)
   914,900  JDS Uniphase Corp.                                          11,436,250(b)
   846,400  Lucent Technologies, Inc.                                    5,247,680
   443,500  Motorola, Inc.                                               7,344,360
 1,662,750  Nokia Corp., ADR                                            36,647,010
   873,000  Nortel Networks Corp.                                        7,935,570
   344,100  QUALCOMM, Inc.                                              20,122,968(b)
   233,400  REMEC, Inc.                                                  2,894,160
   231,400  Scientific-Atlanta, Inc.                                     9,394,840
   191,500  Tellabs, Inc.                                                3,711,270(b)
                                                                    --------------
                                                                       140,767,069
                                                                    --------------
            Computers --
            Hardware -- 3.2%
   498,400  Apple Computer                                              11,587,800(b)
   344,800  Brocade Communication
            Systems, Inc.                                               15,167,752(b)
   201,900  Compaq Computer Corp.                                        3,127,431
   780,900  Dell Computer Corp.                                         20,420,535(b)
   357,200  Gateway, Inc.                                                5,875,940(b)
   244,700  Hewlett Packard Co.                                          6,998,420
   310,000  International Business
            Machines Corp.                                              35,030,000
   175,400  Juniper Networks, Inc.                                       5,454,940(b)
 1,791,100  Sun Microsystems, Inc.                                      28,156,092
                                                                    --------------
                                                                       131,818,910
                                                                    --------------
            Computers --
            Networking -- 1.9%
 3,929,900  Cisco Systems, Inc.                                         71,524,180(b)
   361,400  Network Appliance, Inc.                                      4,951,180(b)
                                                                    --------------
                                                                        76,475,360
                                                                    --------------
            Computers --
            Peripherals -- 1.3%
 1,866,600  EMC Corp.                                                   54,224,730(b)
                                                                    --------------
            Computers -- Software &
            Services -- 7.9%
    12,186  Acclaim Entertainment, Inc.,
            Stock Warrants                                                  15,476(b)
    59,300  Amdocs, Ltd.                                                 3,193,305(b)
   252,900  At Home Corp., Series A                                        541,206(b)
   437,000  BEA Systems, Inc.                                           13,420,270(b)
   153,750  BMC Software, Inc.                                           3,465,525(b)
   186,200  Check Point Software
            Technologies Ltd.                                            9,416,134
   461,400  Compuware Corp.                                              6,454,986(b)
   319,200  I-2 Technologies, Inc.                                       6,320,160(b)
   100,000  Intuit, Inc.                                                 3,999,000(b)
   320,650  Liberate Technologies, Inc.                                  3,511,118(b)
    85,300  Mentor Graphics Corp.                                        1,492,750(b)
 1,708,000  Microsoft Corp.                                            124,684,000(b)
   171,300  Openwave Systems, Inc.                                       5,944,110(b)
 2,179,100  Oracle Corp.                                                41,402,900(b)
   318,650  Parametric Technology Corp.                                  4,457,914(b)
   144,800  PeopleSoft, Inc.                                             7,128,504(b)
   222,600  Peregrine Systems, Inc.                                      6,455,400(b)
   394,000  Redback Networks, Inc.                                       3,514,480(b)
   324,700  Siebel Systems, Inc.                                        15,228,430
   351,900  Unisys Corp.                                                 5,176,449(b)
   276,300  VeriSign, Inc.                                              16,580,763(b)
   396,600  Veritas Software Corp.                                      26,385,798(b)
   368,100  Vignette Corp.                                               3,265,047(b)
   115,300  webMethods, Inc.                                             2,442,054(b)
   322,600  Yahoo!, Inc.                                                 6,448,774(b)
                                                                    --------------
                                                                       320,944,553
                                                                    --------------
            Consumer Finance -- 1.0%
   134,600  Capital One Financial Corp.                                  8,076,000
   138,800  Household International, Inc.                                9,257,960
   396,900  MBNA Corp.                                                  13,077,855
   150,800  Providian Financial Corp.                                    8,927,360
                                                                    --------------
                                                                        39,339,175
                                                                    --------------
            Distributors --
            Food & Health -- 1.1%
   177,700  Bergen Brunswig Corp., Class A                               3,415,394
   353,150  Cardinal Health, Inc.                                       24,367,350
   108,100  Mckesson HBOC, Inc.                                          4,012,672
   419,800  Sysco Corp.                                                 11,397,570
                                                                    --------------
                                                                        43,192,986
                                                                    --------------
            Electrical Equipment -- 4.6%
   585,000  Flextronics International, Ltd.                             15,274,350
 3,028,500  General Electric Co.                                       147,639,375
   360,300  Sanmina Corp.                                                8,434,623(b)
   245,100  Solectron Corp.                                              4,485,330(b)
    74,300  SPX Corp.                                                    9,300,874(b)
                                                                    --------------
                                                                       185,134,552
                                                                    --------------
            Electronics -- 5.3%
   309,000  Advanced Micro Devices, Inc.                                 8,923,920(b)
   496,500  Agere Systems, Inc., Class A                                 3,723,750(b)
   123,200  Agilent Technologies, Inc.                                   4,004,000(b)
   288,200  Altera Corp.                                                 8,357,800
   320,000  Analog Devices, Inc.                                        13,840,000(b)
   153,300  Applied Micro Circuits Corp.                                 2,636,760(b)
   120,500  Broadcom Corp., Class A                                      5,152,580(b)
   249,100  Celestica, Inc.                                             12,828,650(b)
 2,048,400  Intel Corp.                                                 59,915,700
   463,700  Linear Technology Corp.                                     20,504,814
   149,500  Maxim Integrated Products, Inc.                              6,609,395(b)
   200,200  Micron Technology, Inc.                                      8,228,220(b)
   273,800  National Semiconductor Corp.                                 7,973,056(b)
   111,900  PMC-Sierra, Inc.                                             3,476,733(b)
    28,000  Silicon Storage Technology, Inc.                               283,640
   388,080  Taiwan Semiconductor
            Mfg Co., ADR                                                 5,894,935(b)
    63,400  Tektronix, Inc.                                              1,721,310(b)
   799,600  Texas Instruments, Inc.                                     25,187,400
   139,900  Vitesse Semiconductor Corp.                                  2,943,496(b)
    88,500  Waters Corp.                                                 2,443,485
   224,700  Xilinx, Inc.                                                 9,266,628(b)
                                                                    --------------
                                                                       213,916,272
                                                                    --------------
            Entertainment -- 4.8%
 2,514,900  AOL Time Warner, Inc.                                      133,289,700(b)
   392,100  Disney (Walt) Co.                                           11,327,769
   994,400  Viacom, Inc., Class B                                       51,460,200(b)
                                                                    --------------
                                                                       196,077,669
                                                                    --------------
            Equipment --
            Semiconductors -- 1.8%
   705,850  Applied Materials, Inc.                                     34,657,235(b)
   142,700  KLA-Tencor Corp.                                             8,343,669(b)
   185,100  LAM Research Corp.                                           5,488,215(b)
   235,100  Novellus Systems, Inc.                                      13,351,329(b)
   152,200  PRI Automation, Inc.                                         2,819,505(b)
   129,800  Teradyne, Inc.                                               4,296,380(b)
    87,400  Varian Semiconductor
            Equipment, Inc.                                              3,670,800(b)
                                                                    --------------
                                                                        72,627,133
                                                                    --------------
            Financial -- Diversified -- 9.4%
   674,100  American Express Co.                                        26,155,080
 2,346,600  Citigroup, Inc.                                            123,994,344
   585,200  Federal Home Loan
            Mortgage Corp.                                              40,964,000
   341,800  Federal National Mortgage
            Association                                                 29,104,270
   400,400  J.P. Morgan Chase & Co.                                     17,857,840
   457,500  Morgan Stanley Dean
            Witter & Co.                                                29,385,225
 1,335,000  Nasdaq 100 Trust                                            61,009,500(b)
    69,200  Standard & Poor's Depositary
            Receipts Trust                                               8,483,920
   313,100  Standard & Poor's Midcap
            Depositary Receipts Trust                                   29,822,775
   254,800  State Street Corp.                                          12,610,052
                                                                    --------------
                                                                       379,387,006
                                                                    --------------
            Food & Beverage -- 1.1%
   377,400  Coca-Cola Co.                                               16,983,000
    86,750  Kraft Foods, Inc.                                            2,689,250(b)
   599,300  PepsiCo, Inc.                                               26,489,060
                                                                    --------------
                                                                        46,161,310
                                                                    --------------
            Health Care --
            Diversified -- 2.7%
   305,600  Abbott Laboratories                                         14,671,856
   601,400  American Home Products Corp.                                35,145,816
   415,400  Bristol-Myers Squibb Co.                                    21,725,420
   755,300  Johnson & Johnson                                           37,765,000
                                                                    --------------
                                                                       109,308,092
                                                                    --------------
            Health Care -- Drugs &
            Pharmaceuticals -- 7.1%
   196,800  Allergan, Inc.                                              16,826,400
   141,000  Biovail Corp.                                                6,133,500(b)
   269,300  Eli Lilly & Co.                                             19,928,200
   105,300  Forest Laboratories, Inc.                                    7,476,300(b)
   491,100  Genentech, Inc.                                             27,059,610
   194,550  King Pharmaceuticals, Inc.                                  10,457,063(b)
   429,000  Merck & Co., Inc.                                           27,417,390
   162,600  Mylan Laboratories, Inc.                                     4,573,938
 3,148,400  Pfizer, Inc.                                               126,093,420
   475,700  Pharmacia Corp.                                             21,858,415
   514,500  Schering-Plough Corp.                                       18,645,480
                                                                    --------------
                                                                       286,469,716
                                                                    --------------
            Health Care -- Medical
            Products & Supplies -- 1.7%
    99,000  Applera Corp. -- Applied
            Biosystems                                                   2,648,250
   278,600  Baxter International, Inc.                                  13,651,400
   207,900  Becton, Dickinson & Co.                                      7,440,741
    84,100  Biomet, Inc.                                                 4,041,846
   241,400  Guidant Corp.                                                8,690,400(b)
   716,300  Medtronic, Inc.                                             32,956,963
                                                                    --------------
                                                                        69,429,600
                                                                    --------------
            Health Care
            Management -- 0.9%
   195,300  HCA -- (The) Healthcare Corp.                                8,825,607
   225,800  Oxford Health Plans, Inc.                                    6,457,880(b)
   176,800  UnitedHealth Group, Inc.                                    10,917,400
   205,600  Universal Health Services, Inc.,
            Class B                                                      9,354,800
                                                                    --------------
                                                                        35,555,687
                                                                    --------------
            Health Care Services -- 0.1%
    81,700  Laboratory Corp. of
            America Holdings                                             6,282,730
                                                                    --------------
            Homebuilding -- 0.2%
   168,400  Centex Corp.                                                 6,862,300
                                                                    --------------
            Housewares &
            Household Products -- 0.9%
   309,600  Colgate Palmolive Co.                                       18,263,304
   261,100  Procter & Gamble Co.                                        16,658,180
                                                                    --------------
                                                                        34,921,484
                                                                    --------------
            Insurance -- 2.6%
   141,750  Ace, Ltd.                                                    5,541,008
   826,300  American International
            Group, Inc.                                                 71,061,800
   119,300  Lincoln National Corp.                                       6,173,775
   145,100  Marsh & McLennan Cos., Inc.                                 14,655,100
    18,600  Phoenix Cos, Inc.                                              345,960(b)
   114,200  The Hartford Financial
            Services Group, Inc.                                         7,811,280
                                                                    --------------
                                                                       105,588,923
                                                                    --------------
            Investment Banking &
            Brokerage -- 2.2%
   208,400  Bear Stearns Cos., Inc.                                     12,289,348
   514,700  E*TRADE Group, Inc.                                          3,319,815(b)
   142,500  Goldman Sachs Group, Inc.                                   12,226,500
   239,400  Lehman Brothers Holdings, Inc.                              18,613,350
   627,300  Merrill Lynch & Co., Inc.                                   37,167,525
   769,900  Schwab, Charles Corp.                                       11,779,470
                                                                    --------------
                                                                        95,396,008
                                                                    --------------
            Investment
            Management -- 0.3%
   308,500  Stilwell Financial, Inc.                                    10,353,260
                                                                    --------------
            Leisure Products -- 0.3%
   275,800  Harley Davidson, Inc.                                       12,984,664
                                                                    --------------
            Lodging & Hotels -- 0.3%
   130,300  Carnival Corp., Inc.                                         4,000,210
   241,200  Starwood Hotels & Resorts                                    8,991,936
                                                                    --------------
                                                                        12,992,146
                                                                    --------------
            Machinery --
            Diversified -- 0.1%
   227,400  AGCO Corp.                                                   2,080,710
                                                                    --------------
            Manufacturing -- 3.5%
   268,400  Honeywell International, Inc.                                9,391,316
    76,600  Illinois Tool Works, Inc.                                    4,848,780
 1,889,500  Tyco International, Ltd.                                   102,977,750
   314,500  United Technologies Corp.                                   23,040,270
                                                                    --------------
                                                                       140,258,116
                                                                    --------------
            Oil & Gas -- 3.2%
   271,200  Anadarko Petroleum Corp.                                    14,652,936
   201,900  Apache Corp.                                                10,246,425
   294,600  Baker Hughes, Inc.                                           9,869,100
   198,400  BJ Services Co.                                              5,630,592
   150,000  Chevron Corp.                                               13,575,000
    87,400  Cooper Cameron Corp.                                         4,876,920(b)
   178,700  ENSCO International, Inc.                                    4,181,580
   232,600  Exxon Mobil Corp.                                           20,317,610
    62,800  Kerr McGee Corp.                                             4,161,756
   107,400  Nabors Industries, Inc.                                      3,995,280(b)
   200,000  Royal Dutch Petroleum Co.                                   11,654,000
   104,100  Schlumberger, Ltd.                                           5,480,865
    93,500  Smith International, Inc.                                    5,600,650(b)
   185,700  Transocean Sedco Forex, Inc.                                 7,660,125
   169,100  Varco International, Inc.                                    3,146,951(b)
    90,900  Weatherford International, Inc.                              4,363,200(b)
                                                                    --------------
                                                                       129,412,990
                                                                    --------------
            Paper & Forest
            Products -- 0.1%
    45,000  Weyerhaeuser Co.                                             2,473,650
                                                                    --------------
            Personal Care -- 0.2%
   156,400  Avon Products, Inc.                                          7,238,192
                                                                    --------------
            Publishing -- 0.1%
    95,700  Gannett Co., Inc.                                            6,306,630
                                                                    --------------
            Restaurants -- 0.2%
   275,700  McDonald's Corp.                                             7,460,442
                                                                    --------------
            Retail -- 6.9%
   138,400  Abercrombie & Fitch Co.,
            Class A                                                      6,158,800(b)
   115,200  AnnTaylor Stores, Inc.                                       4,124,160(b)
   261,400  Bed, Bath & Beyond, Inc.                                     8,155,680
   233,900  Best Buy Co., Inc.                                          14,857,328(b)
   460,800  Circuit City Stores, Inc.                                    8,294,400
   469,000  Costco Wholesale Corp.                                      19,266,520(b)
   556,500  Gap, Inc.                                                   16,138,500
 1,568,000  Home Depot, Inc.                                            72,990,400
   461,400  Kohl's Corp.                                                28,943,622(b)
   394,400  Limited (The), Inc.                                          6,515,488
   121,200  Lowe's Companies                                             8,793,060
   128,300  NIKE, Inc., Class B                                          5,387,317
   410,800  Target Corp.                                                14,213,680
 1,344,300  Wal-Mart Stores, Inc.                                       65,601,840
                                                                    --------------
                                                                       279,440,795
                                                                    --------------
            Retail -- Food & Drug -- 1.7%
   341,900  CVS Corp.                                                   13,197,340
   715,950  Kroger Co.                                                  17,898,750(b)
   626,800  Safeway, Inc.                                               30,086,400(b)
   223,900  Walgreen Co.                                                 7,646,185
                                                                    --------------
                                                                        68,828,675
                                                                    --------------
            Services -- Cyclical -- 0.6%
   479,850  Cendant Corp.                                                9,357,075(b)
   183,200  Omnicom Group, Inc.                                         15,755,200
                                                                    --------------
                                                                        25,112,275
                                                                    --------------
            Services -- Technology -- 0.8%
   239,500  Automatic Data
            Processing, Inc.                                            11,903,150
    58,400  Computer Sciences Corp.                                      2,020,640(b)
   174,000  Electronic Data
            Systems Corp.                                               10,875,000
   109,450  Fiserv, Inc.                                                 7,002,611(b)
    64,800  SunGard Data Systems, Inc.                                   1,944,648
                                                                    --------------
                                                                        33,746,049
                                                                    --------------
            Telephone &
            Telecommunications -- 2.4%
   390,200  AT&T Corp.                                                   8,584,400
   996,400  Global Crossing, Ltd.                                        8,608,896(b)
   422,700  McLeodUSA, Inc.                                              1,940,193(b)
   327,500  MobileMedia Corp.,
            Class A                                                            328(b)
   538,200  NEXTEL Communications,
            Inc., Class A                                                9,418,500(b)
   396,800  Qwest Communications
            International, Inc.                                         12,646,016
   235,300  SBC Communications, Inc.                                     9,426,118
   589,600  Sprint Corp. (PCS Group)                                    14,238,840(b)
    10,050  Telecomunicacoes
            Brasileiras S.A., ADR                                          469,838
   252,400  Verizon Communications                                      13,503,400
   328,600  Vodafone Group plc, ADR                                      7,344,210
   852,300  WorldCom, Inc.                                              12,102,660(b)
                                                                    --------------
                                                                        98,283,399
                                                                    --------------
            Textiles -- 0.1%
   107,800  Liz Claiborne                                                5,438,510
                                                                    --------------
            Utilities -- 2.1%
   243,200  AES Corp.                                                   10,469,760(b)
    46,500  Aquila, Inc.                                                 1,146,225(b)
   375,300  Calpine Corp.                                               14,186,340(b)
   129,400  Duke Energy Corp.                                            5,047,894
   205,100  Dynegy, Inc., Class A                                        9,537,150
   185,000  El Paso Corp.                                                9,719,900
   441,300  Enron Corp.                                                 21,623,700
    99,600  Entergy Corp.                                                3,823,644
   161,900  Mirant Corp.                                                 5,569,360(b)
    94,700  Reliant Resources, Inc.                                      2,339,090(b)
                                                                    --------------
                                                                        83,463,063
                                                                    --------------
            Waste Management -- 0.3%
   413,400  Waste Management, Inc.                                      12,740,988
                                                                    --------------
            Total Common Stocks
            (cost 4,246,331,150)                                     3,999,581,848
                                                                    --------------

Principal
Amount
------------
            SHORT-TERM
            SECURITIES -- 1.4% (a)
            Commercial Paper
$25,000,000 CIT Group Holdings, Inc.,
            4.13%, due 7/2/2001                                         24,994,264
 10,488,000 Delaware Funding Corp.,
            3.89%, due 7/19/2001                                        10,466,468
 19,850,000 Household Finance Corp.,
            4.13%, due 7/2/2001                                         19,845,446
                                                                    --------------
            Total Short-Term Securities
            (at amortized cost)                                         55,306,178
                                                                    --------------
            Total Investments
            (cost 4,301,637,328)                                    $4,054,888,026(c)
                                                                    ==============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Growth Portfolio.

(b) Currently non-income producing.

(c) At June 30, 2001, the aggregate cost of securities for federal income tax purposes was 4,301,637,328 and the net unrealized depreciation of investments based on that cost was 246,749,302 which is comprised of 302,835,303 aggregate

(d) Miscellaneous Footnotes:
    (ADR) -- American Depository Receipts

The accompanying notes are an integral part of the financial statements.





LB SERIES FUND, INC.
HIGH YIELD PORTFOLIO
Portfolio of Investments
June 30, 2001
(unaudited)

Principal                                                                                              Maturity
Amount                                                                                        Rate       Date           Value
                                                                                              ----    ---------        -------
              CORPORATE BONDS -- 85.5% (a)
              Aerospace & Defense -- 0.7%
$  4,250,000  Alliant Techsystems, Inc., Sr. Subordinated Notes                               8.5%     5/15/2011 $   4,313,741
   3,700,000  Hexcel Corp., Sr. Subordinated Notes                                           9.75%     1/15/2009     3,579,750
                                                                                                                 -------------
                                                                                                                     7,893,491
                                                                                                                 -------------
              Automotive -- 0.4%
   4,900,000  Hayes Lemmerz International, Inc., Sr. Notes                                 11.875%     6/15/2006     4,777,500
                                                                                                                 -------------
              Banks -- 1.9%
   3,550,000  Chevy Chase Savings Bank, Subordinated Debentures                              9.25%     12/1/2005     3,576,625
   7,350,000  GS Escrow Corp., Sr. Notes                                                    7.125%      8/1/2005     7,212,180
   7,000,000  Riggs Capital Trust II, Trust Preferred Securities, Series C                  8.875%     3/15/2027     5,162,199
   4,000,000  Sovereign Bancorp, Inc., Sr. Notes                                             10.5%    11/15/2006     4,370,000
                                                                                                                 -------------
                                                                                                                    20,321,004
                                                                                                                 -------------
              Broadcasting & Media -- 13.0%
   4,000,000  Adelphia Communications Corp., Sr. Notes                                      10.25%     6/15/2011     3,960,000
   3,500,000  Alliance Atlantis Communications, Inc., Sr. Subordinated Notes                 13.0%    12/15/2009     3,692,500
   2,682,400  AMFM Operating, Inc., Payment-In-Kind Debentures                             12.625%    10/31/2006     2,957,346
   3,600,000  Australis Holdings Pty., Ltd., Sr. Discount Notes                        Zero Coupon     11/1/2002           360(b)
  24,594,230  Australis Media, Ltd., Payment-In-Kind Sr. Discount Notes                Zero Coupon     5/15/2003         2,459(b)
  13,000,000  Avalon Cable Holdings, Sr. Discount Notes                                Zero Coupon     12/1/2008    10,010,000
   7,500,000  Cable Satisfaction International, Inc., Sr. Notes                             12.75%      3/1/2010     3,993,750
  12,550,000  Callahan Nordrhein-Westfalen, Sr. Discount Notes                         Zero Coupon     7/15/2010     4,831,750
   5,000,000  Chancellor Media Corp., Sr. Notes                                               8.0%     11/1/2008     5,200,000
   2,100,000  Chancellor Media Corp., Sr. Subordinated Notes, Series B                       8.75%     6/15/2007     2,215,500
   3,600,000  Chancellor Media Corp., Sr. Subordinated Notes, Series B                      8.125%    12/15/2007     3,744,000
   9,000,000  Charter Communcations Holdings Capital Corp., Sr. Discount Notes         Zero Coupon     5/15/2011     5,265,000
   6,000,000  Charter Communications, Inc., Sr.  Notes                                       10.0%      4/1/2009     6,120,000
   8,150,000  Classic Cable, Inc., Sr. Subordinated Notes, Series B                         9.375%      8/1/2009     2,404,250(c)
  12,000,000  Diamond Cable Communications plc, Sr. Discount Notes (USD)               Zero Coupon     2/15/2007     6,180,000
   6,500,000  Diamond Cable Communications plc, Sr. Discount Notes (USD)               Zero Coupon    12/15/2005     4,452,500
  15,900,000  DIVA Systems Corp., Sr. Discount Notes, Series B                         Zero Coupon      3/1/2008     2,305,500(c)
   5,000,000  EchoStar Broadband Corp., Sr. Notes                                          10.375%     10/1/2007     5,025,000
   4,250,000  EchoStar Communications Corp., Convertible Notes                              4.875%      1/1/2007     3,777,188
   7,475,000  Insight Communications, Inc., Sr, Discount Notes                              12.25%     2/15/2011     4,260,750
   4,750,000  Insight Midwest, LP/Insight Capital, Sr. Notes                                 10.5%     11/1/2010     5,035,000
   5,500,000  Mediacom Broadband, LLC, Sr. Notes                                             11.0%     7/15/2013     5,623,750
   6,000,000  NTL, Inc., Convertible Subordinated Notes                                      5.75%    12/15/2009     1,995,000
   6,000,000  Olympus Communications, LP, Sr. Notes                                        10.625%    11/15/2006     6,090,000
   3,000,000  ONO Finance plc, Notes (USD)                                                   13.0%      5/1/2009     2,265,000
   3,100,000  ONO Finance plc, Unit Security (USD)                                           14.0%     2/15/2010     2,650,500
   4,000,000  Optel, Inc., Sr. Notes, Series B                                               11.5%      7/1/2008     1,780,000(b)
   8,000,000  Optel, Inc., Sr. Notes, Series B                                               13.0%     2/15/2005     3,240,000(b)
   5,500,000  Quebecor Media, Inc., Sr. Notes                                              11.125%     7/15/2011     5,513,750
   8,500,000  RCN Corp., Sr. Discount Notes                                            Zero Coupon    10/15/2007     2,592,500
     886,310  Scott Cable Communications, Inc., Payment-In-Kind Jr.
              Subordinated Notes                                                             16.0%     7/18/2002        93,063(c)
   6,000,000  Spanish Broadcasting Systems, Inc., Sr. Subordinated Notes                    9.625%     11/1/2009     5,610,000
   6,500,000  Supercanal Holding S.A., Sr. Notes (USD)                                       11.5%     5/15/2005       991,250(b)
   7,700,000  Telewest Finance (Jersey), Ltd., Convertible Bonds                              6.0%      7/7/2005     5,534,375
   6,500,000  UIH Australia/Pacific, Inc., Sr. Discount Notes, Series B                Zero Coupon     5/15/2006     2,112,500
   9,000,000  United International Holdings, Inc., Sr. Notes, Series B                 Zero Coupon     2/15/2008     3,060,000
  12,850,000  United Pan-Europe Communications N.V., Sr.
              Discount Notes (USD)                                                     Zero Coupon     11/1/2009     2,120,250
   4,900,000  United Pan-Europe Communications N.V., Sr.
              Discount Notes (USD)                                                     Zero Coupon      2/1/2010       759,500
                                                                                                                 -------------
                                                                                                                   137,464,291
                                                                                                                 -------------
              Building Materials -- 0.7%
   6,000,000  CEMEX S.A. de C.V., Notes (USD)                                               12.75%     7/15/2006     7,275,000
                                                                                                                 -------------
              Chemicals -- 2.2%
   9,306,000  Huntsman Polymers Corp., Sr. Notes                                            11.75%     12/1/2004     8,328,870
   7,000,000  IMC Global, Inc., Notes                                                      10.875%      6/1/2008     7,000,000
   4,700,000  MacDermid, Inc., Sr. Subordinated Notes                                       9.125%     7/15/2011     4,747,000
   3,350,000  Sovereign Speciality Chemicals, Sr. Subordinated Notes                       11.875%     3/15/2010     3,031,750
                                                                                                                 -------------
                                                                                                                    23,107,620
                                                                                                                 -------------
              Conglomerates -- 0.5%
   7,000,000  US Industries (USI American Holdings), Inc., Sr. Notes                        7.125%    10/15/2003     5,285,000
                                                                                                                 -------------
              Consumer Products -- 3.1%
   3,000,000  Holmes Products Corp., Sr. Subordinated Notes, Series D                       9.875%    11/15/2007     1,095,000
   4,000,000  Jostens, Inc., Sr. Subordinated Notes                                         12.75%      5/1/2010     4,080,000
   3,700,000  Playtex Products, Inc., Sr. Subordinated Notes                                9.375%      6/1/2011     3,783,250
   8,000,000  Salton, Inc., Sr. Notes                                                       10.75%    12/15/2005     8,000,000
   8,000,000  Samsonite Corp., Sr. Subordinated Notes                                       10.75%     6/15/2008     6,720,000
   5,600,000  Windmere-Durable Holdings, Inc., Sr. Subordinated Notes                        10.0%     7/31/2008     5,236,000
   4,300,000  Winsloew Furniture, Inc., Sr. Subordinated Notes, Series B                    12.75%     8/15/2007     4,009,750
                                                                                                                 -------------
                                                                                                                    32,924,000
                                                                                                                 -------------
              Engineering & Construction -- 0.1%
   6,000,000  Morrison Knudsen Corp., Bonds                                                  11.0%      7/1/2010       630,000(b)
                                                                                                                 -------------
              Environmental -- 0.7%
   4,000,000  Allied Waste North America, Inc., Secured Notes                               8.875%      4/1/2008     4,125,000
   3,000,000  Allied Waste North America, Inc., Sr. Subordinated Notes, Series B             10.0%      8/1/2009     3,097,500
                                                                                                                 -------------
                                                                                                                     7,222,500
                                                                                                                 -------------
              Finance -- Consumer -- 0.6%
   3,570,000  Altiva Financial Corp., Subordinated Notes                                     12.0%     6/15/2006       714,000(b)
   6,000,000  Dollar Financial Group, Inc., Sr. Notes, Series A                            10.875%    11/15/2006     5,910,000
  10,060,000  United Companies Financial Corp., Subordinated Notes                          8.375%      7/1/2005        50,300(b)
                                                                                                                 -------------
                                                                                                                     6,674,300
                                                                                                                 -------------
              Finance -- Other -- 0.7%
   7,800,000  Williams Scotsman, Inc., Sr. Notes                                            9.875%      6/1/2007     7,449,000
                                                                                                                 -------------
              Finance -- Structured -- 0.9%
   4,200,000  FC CBO II, Ltd., Subordinated Debentures, Series 1A, Class C                  11.05%      9/9/2010     3,360,000
   1,500,000  Namazu Re, Ltd., Floating Rate Notes                                           8.49%     12/2/2004     1,492,350
   1,500,000  Prime Capital CalQuake & Eurowind, Ltd., Floating Rate Notes                 12.304%      1/7/2004     1,485,000
   1,500,000  Prime Capital Hurricane, Ltd., Floating Rate Notes                           11.304%      1/7/2004     1,478,775
   1,500,000  SR Wind, Ltd., Floating Rate Notes, Class A-1                                  9.52%     5/18/2005     1,500,750
                                                                                                                 -------------
                                                                                                                     9,316,875
                                                                                                                 -------------
              Food & Beverage -- 3.0%
   5,000,000  Aurora Foods, Inc., Sr. Subordinated Notes, Series B                          9.875%     2/15/2007     4,450,000
   6,000,000  Aurora Foods, Inc., Sr. Subordinated Notes, Series D                          9.875%     2/15/2007     5,340,000
   3,100,000  Del Monte Corp., Sr. Subordinated Notes                                        9.25%     5/15/2011     3,177,500
   8,700,000  Grupo Azucarero Mexico, Sr. Notes (USD)                                        11.5%     1/15/2005       456,750(b)
  13,500,000  Imperial Sugar Co., Sr. Subordinated Notes                                     9.75%    12/15/2007     2,092,500(b)
   3,700,000  Michael Foods Acquisition Corp., Sr. Subordinated Notes                       11.75%      4/1/2011     3,811,000
  12,000,000  New World Pasta Co., Sr. Subordinated Notes                                    9.25%     2/15/2009     7,620,000
   5,000,000  Sun World International, First Mortgage Notes, Series B                       11.25%     4/15/2004     4,631,250
                                                                                                                 -------------
                                                                                                                    31,579,000
                                                                                                                 -------------
              Food & Beverage -- Wholesale -- 0.6%
   6,400,000  Ameriserve Food Distribution, Inc., Sr. Notes                                 8.875%    10/15/2006        96,000(b)
   7,000,000  Nash Finch Co., Sr. Subordinated Notes, Series B                                8.5%      5/1/2008     6,685,000
                                                                                                                 -------------
                                                                                                                     6,781,000
                                                                                                                 -------------
              Health Care -- Medical Products & Supplies -- 0.2%
  18,000,000  Dade International, Inc., Sr. Subordinated Notes, Series B                   11.125%      5/1/2006     2,160,000(b)
                                                                                                                 -------------
              Health Care Management -- 4.3%
   8,000,000  Concentra Operating Corp., Sr. Subordinated Notes                              13.0%     8/15/2009     8,620,000
  10,000,000  Extendicare Health Services, Inc., Sr. Subordinate Notes                       9.35%    12/15/2007     8,800,000
   8,000,000  Health Insurance Plan of Greater New York, Bonds, Series C                    11.25%      7/1/2010     6,937,520
   3,750,000  Integrated Health Services, Inc., Sr. Subordinated Notes, Series A             9.25%     1/15/2008        46,875(b)
   3,100,000  Magellan Health Services, Inc., Sr. Notes                                     9.375%    11/15/2007     3,165,875
   4,000,000  Magellan Health Services, Sr. Subordinated Notes                                9.0%     2/15/2008     3,790,000
   5,000,000  Manor Care, Inc., Sr. Notes                                                     8.0%      3/1/2008     5,050,000
   3,100,000  Select Medical Corp., Sr. Subordinated Notes                                    9.5%     6/15/2009     3,022,500
   5,650,000  Triad Hospitals, Inc., Sr. Notes                                               8.75%      5/1/2009     5,777,125
                                                                                                                 -------------
                                                                                                                    45,209,895
                                                                                                                 -------------
              Health Care Services -- 3.4%
   5,000,000  AdvancePCS, Sr. Notes                                                           8.5%      4/1/2008     5,125,000
   6,500,000  Fresnius Medical Capital Trust II, Unit Security                              7.875%      2/1/2008     6,353,750
   7,600,000  HEALTHSOUTH Corp., Convertible Subordinated Debentures                         3.25%      4/1/2003     7,220,000
   7,000,000  MedPartners, Inc., Sr. Notes                                                  7.375%     10/1/2006     6,930,000
   7,000,000  Omnicare, Inc., Sr. Notes                                                     8.125%     3/15/2011     7,105,000
   3,100,000  Team Health, Inc., Notes, Series B                                             12.0%     3/15/2009     3,270,500
                                                                                                                 -------------
                                                                                                                    36,004,250
                                                                                                                 -------------
              Homebuilding -- 2.0%
   5,250,000  Beazer Homes USA, Inc., Sr. Notes                                             8.625%     5/15/2011     5,263,125
   3,400,000  Fortress (The) Group, Inc., Sr. Notes                                         13.75%     5/15/2003     1,955,000
   2,700,000  Hovnanian Enterprises, Inc., Sr. Notes                                         10.5%     10/1/2007     2,787,750
   5,000,000  Ryland (The) Group, Inc., Sr. Notes                                            9.75%      9/1/2010     5,287,500
   3,000,000  Schuler Homes, Inc., Notes                                                    9.375%     7/15/2009     3,015,000
   3,000,000  Schuler Homes, Inc., Notes                                                     10.5%     7/15/2011     3,015,000
                                                                                                                 -------------
                                                                                                                    21,323,375
                                                                                                                 -------------
              Insurance -- 0.1%
   9,000,000  SIG Capital Trust I, Bond                                                       9.5%     8/15/2027     1,350,000(c)
                                                                                                                 -------------
              Leisure & Entertainment (d)
   5,071,000  AMF Bowling Worldwide, Inc., Sr. Subordinated Discount
              Notes, Series B                                                          Zero Coupon     3/15/2006       202,840(b)
   8,000,000  Premier Cruise, Ltd., Sr. Notes                                               11.00%     3/15/2008             0(b)
                                                                                                                 -------------
                                                                                                                       202,840
                                                                                                                 -------------
              Lodging & Hotels -- 1.3%
   5,300,000  CapStar Hotel Company, Convertible Subordinated Notes
              (Meristar Hospitality Corp.)                                                   4.75%    10/15/2004     5,253,625
   9,000,000  Felcor Lodging, LP, Sr. Notes                                                   8.5%      6/1/2011     8,640,000
                                                                                                                 -------------
                                                                                                                    13,893,625
                                                                                                                 -------------
              Machinery & Equipment -- 2.3%
   6,300,000  AGCO Corp., Sr. Subordinated Notes                                              8.5%     3/15/2006     5,701,500
   6,000,000  Anthony Crane Rentals, LP, Sr. Discount Debentures, Series B             Zero Coupon      8/1/2009       937,500
   3,700,000  Budget Group, Inc., Sr. Notes                                                 9.125%      4/1/2006     1,498,500
   3,050,000  Motor Coach Industries International, Inc., Sr. Subordinated Notes            11.25%      5/1/2009     1,296,250
   3,000,000  Navistar Financial Corp., Sr. Subordinated Notes, Series B                      9.0%      6/1/2002     2,995,662
   5,000,000  Navistar International Corp., Sr. Notes                                       9.375%      6/1/2006     5,100,000
   6,250,000  United Rentals North America, Inc., Sr. Notes                                 10.75%     4/15/2008     6,500,000
                                                                                                                 -------------
                                                                                                                    24,029,412
                                                                                                                 -------------
              Metals & Mining -- 0.3%
   4,000,000  Weirton Steel Corp., Sr. Notes                                               11.375%      7/1/2004     1,220,000
   6,000,000  Weirton Steel Corp., Sr. Notes                                                10.75%      6/1/2005     1,770,000
                                                                                                                 -------------
                                                                                                                     2,990,000
                                                                                                                 -------------
              Oil & Gas -- 3.5%
   6,200,000  Belden & Blake Corp., Sr. Subordinated Notes, Series B                        9.875%     6/15/2007     5,084,000
   5,700,000  BRL Universal Equipment Corp., Secured Notes                                  8.875%     2/15/2008     5,842,500
   3,350,000  El Paso Energy, LP, Sr. Subordinated Notes                                      8.5%      6/1/2011     3,366,750
   5,000,000  Nuevo Energy Co., Sr. Subordinated Notes, Series B                            9.375%     10/1/2010     5,050,000
   5,500,000  Pioneer Natural Resources Co., Bonds                                            7.2%     1/15/2028     4,636,445
   4,000,000  Pogo Producing Co.,Sr. Subordinated Notes, Series B                            8.25%     4/15/2011     4,020,000
   3,700,000  Sesi, LLC, Sr. Notes                                                          8.875%     5/15/2011     3,727,750
   5,000,000  WCG Note Trust/Note Corp., Sr. Notes                                           8.25%     3/15/2004     4,983,575
                                                                                                                 -------------
                                                                                                                    36,711,020
                                                                                                                 -------------
              Packaging & Containers -- 3.9%
   7,996,875  BPC Holding Corp., Sr. Secured Notes, Series B                                 12.5%     6/15/2006     6,037,641
   4,000,000  Crown Cork & Seal Finance plc., Notes (USD)                                    6.75%    12/15/2003     1,820,000
   9,000,000  Crown Cork & Seal, Inc., Notes                                                8.375%     1/15/2005     3,735,000
   4,000,000  Fonda Group, Inc., Sr. Subordinated Notes, Series B                             9.5%      3/1/2007     3,380,000
   6,000,000  Huntsman Packaging Corp., Sr. Subordinated Notes                               13.0%      6/1/2010     4,620,000
   4,000,000  Owens-Illinois, Inc., Sr. Notes                                                7.85%     5/15/2004     3,220,000
   8,000,000  Radnor Holdings Corp., Sr. Notes                                               10.0%     12/1/2003     6,520,000
   7,450,000  Riverwood International Corp., Sr. Notes                                     10.625%      8/1/2007     7,636,250
  10,000,000  SF Holdings Group, Inc., Sr. Discount Notes, Series B                    Zero Coupon     3/15/2008     4,550,000
                                                                                                                 -------------
                                                                                                                    41,518,891
                                                                                                                 -------------
              Paper & Forest Products -- 1.6%
   3,600,000  APP Finance (II) Mauritius, Ltd., Guaranteed Preferred
              Securities, Series B (USD)                                                     12.0%     2/15/2004        81,000(b)
   6,000,000  Corporacion Durango S.A. De C.V., Sr. Notes (USD)                            13.125%      8/1/2006     6,075,000
   8,000,000  Doman Industries Ltd., Sr. Notes                                               8.75%     3/15/2004     4,960,000
   4,950,000  Fibermark, Inc., Sr. Notes                                                   10.750%     4/15/2011     4,999,500
   1,800,000  Indah Kiat Finance Mauritius, Guaranteed Sr. Notes (USD)                       10.0%      7/1/2007       373,500(b)
   3,600,000  Pindo Deli Finance Mauritius, Sr. Notes (USD)                                 10.25%     10/1/2002       513,000(b)
                                                                                                                 -------------
                                                                                                                    17,002,000
                                                                                                                 -------------
              Publishing -- 1.2%
   3,100,000  Advanstar Communications, Inc.                                                 12.0%     2/15/2011     3,177,500
   4,560,000  Dimac Corp., Sr. Subordinated Notes                                            12.5%     10/1/2008        45,600(b)
   5,300,000  MDC Communications Corp., Sr. Subordinated Notes                               10.5%     12/1/2006     4,902,500
   4,500,000  PRIMEDIA, Inc., Sr. Notes                                                     10.25%      6/1/2004     4,680,000
                                                                                                                 -------------
                                                                                                                    12,805,600
                                                                                                                 -------------
              Restaurants -- 0.5%
   5,650,000  Tricon Global Restaurants, Inc., Sr. Notes                                    8.875%     4/15/2011     5,819,500
                                                                                                                 -------------
              Retail -- 0.7%
   3,000,000  County Seat Stores, Inc., Units                                               12.75%     11/1/2004            30(b)
   2,750,000  F & M Distributors, Inc., Sr. Subordinated Notes                               11.5%     4/15/2003        34,375(b)
   7,250,000  Office Depot, Inc., Sr. Subordinated Notes                                     10.0%     7/15/2008     7,141,250
                                                                                                                 -------------
                                                                                                                     7,175,655
                                                                                                                 -------------
              Retail -- Food -- 1.5%
   7,850,000  Jitney-Jungle Stores of America, Sr. Notes                                     12.0%      3/1/2006        68,688(b)
  12,000,000  Jitney-Jungle Stores of America, Sr. Subordinated Notes                      10.375%     9/15/2007         1,200(b)
   3,824,144  Smith's Food & Drug Centers, Pass Through Certificates                         8.64%      7/2/2012     4,049,253
  10,000,000  Stater Brothers Holdings, Sr. Notes                                           10.75%     8/15/2006     9,500,000
   1,800,000  Winn-Dixie Stores, Inc., Sr. Notes                                            8.875%      4/1/2008     1,831,500
                                                                                                                 -------------
                                                                                                                    15,450,641
                                                                                                                 -------------
              Services -- 0.8%
   7,500,000  Discovery Zone, Inc., Sr. Notes                                                13.5%      8/1/2002            75(b)
   1,875,000  Discovery Zone, Inc., Sr. Notes                                                13.5%      5/1/2002            19(b)
   3,700,000  Integrated Electrical Services, Inc., Sr. Subordinated Notes                  9.375%      2/1/2009     3,644,500
   4,300,000  Stewart Enterprises, Inc., Sr. Subordinated Notes                             10.75%      7/1/2008     4,450,500
                                                                                                                 -------------
                                                                                                                     8,095,094
                                                                                                                 -------------
              Technology -- Hardware -- 2.2%
   5,000,000  Aavid Thermal Technologies, Inc., Sr. Subordinated Notes                      12.75%      2/1/2007     3,187,500
   4,300,000  Amkor Technology, Inc., Sr. Notes                                              9.25%     2/15/2008     4,063,500
   2,843,750  ASAT Finance, LLC, Sr. Notes                                                   12.5%     11/1/2006     2,658,906
   4,300,000  Dictaphone Corp., Sr. Subordinated Notes                                      11.75%      8/1/2005     1,058,875(b)
   3,300,000  Flextronics International, Ltd., Sr. Subordinated Notes                       9.875%      7/1/2010     3,300,000
   3,400,000  MCMS, Inc., Sr. Subordinated Notes, Series B                                   9.75%      3/1/2008       527,000(c)
   4,200,000  MCMS, Inc., Subordinated Notes, Series B (Variable rate)                      9.581%      3/1/2008       651,000(c)
   8,500,000  Unisys Corp., Sr. Notes                                                       8.125%      6/1/2006     8,308,750
                                                                                                                 -------------
                                                                                                                    23,755,531
                                                                                                                 -------------
              Telecommunications -- Data/Internet -- 0.9%
   6,000,000  Colo.com, Inc., Sr. Notes                                                    13.875%     3/15/2010       885,000(b)
   8,500,000  Convergent Communications, Inc., Sr. Notes, Series B                           13.0%      4/1/2008       106,250(b)
   7,000,000  Covad Communications Group, Convertible Notes                                   6.0%     9/15/2005       936,250(c)
   4,500,000  Covad Communications Group, Inc., Sr. Discount Notes, Series B           Zero Coupon     3/15/2008       382,500(c)
  11,750,000  Cybernet Internet Services International, Sr. Notes                            14.0%      7/1/2009     1,703,750
   5,000,000  Exodus Communications, Inc., Sr. Notes                                        11.25%      7/1/2008     1,750,000
   9,850,000  FirstWorld Communications, Inc., Sr. Discount Notes                      Zero Coupon     4/15/2008       394,000
  15,000,000  PSINet, Inc., Sr. Notes, Series B                                              10.0%     2/15/2005       975,000(b)
   4,800,000  Rhythms NetConnections, Inc., Sr. Discount Notes, Series B               Zero Coupon     5/15/2008       168,000(b)
   7,800,000  Rhythms NetConnections, Inc., Sr. Notes                                       12.75%     4/15/2009       663,000(b)
  22,600,000  Wam!Net, Inc., Sr. Discount Notes, Series B                                   13.25%      3/1/2005     1,243,000
                                                                                                                 -------------
                                                                                                                     9,206,750
                                                                                                                 -------------
              Telecommunications -- Wireless -- 9.9%
   2,500,000  Alamosa Delaware, Inc., Sr. Notes                                              12.5%      2/1/2010     2,262,500
   4,900,000  Alamosa PCS Holdings, Inc., Sr. Discount Notes                           Zero Coupon     2/15/2010     2,278,500
  11,500,000  American Mobile Satellite Corp., Sr. Notes, Series B                          12.25%      4/1/2008     2,472,500
   3,500,000  Centennial Cellular Operating Co., Sr. Subordinated Notes                     10.75%    12/15/2008     3,255,000
   3,150,000  Credit and Repackaged Securities, Ltd., Credit Linked Note,
              Series 2001-1                                                                 11.22%     4/17/2006     3,055,500
   3,000,000  Crown Castle International Corp., Sr. Discount Notes                     Zero Coupon     5/15/2011     1,882,500
   3,650,000  Crown Castle International Corp., Sr. Notes                                   9.375%      8/1/2011     3,312,375
   7,800,000  Horizon PCS, Inc., Sr. Notes                                             Zero Coupon     10/1/2010     3,081,000
   4,200,000  Iridium LLC/Capital Corp., Sr. Notes, Series A                                 13.0%     7/15/2005       194,250(b)
   4,850,000  Iridium LLC/Capital Corp., Sr. Notes, Series B                                 14.0%     7/15/2005       224,313(b)
   2,500,000  IWO Holdings, Inc., Unit Security                                              14.0%     1/15/2011     2,187,500
   9,250,000  McCaw International, Ltd., Sr. Discount Notes                            Zero Coupon     4/15/2007     2,636,250
   6,200,000  Metrocall, Inc., Sr. Subordinated Notes                                        11.0%     9/15/2008       403,000(b)
   2,500,000  Metrocall, Inc., Sr. Subordinated Notes                                        9.75%     11/1/2007       162,500(b)
   7,200,000  Microcell Telecommunications, Inc., Sr. Discount Notes                   Zero Coupon      6/1/2006     5,364,000
  12,000,000  Millicom International Cellular, Sr. Discount Notes                      Zero Coupon      6/1/2006    10,380,000
   8,000,000  Nextel Communications, Inc., Sr. Notes                                          9.5%      2/1/2011     6,290,000
   5,000,000  Nextel International, Inc., Sr. Notes                                         12.75%      8/1/2010     1,462,500
   2,275,000  Nextel Partners, Inc., Sr. Discount Notes                                Zero Coupon      2/1/2009     1,302,438
   3,700,000  Nextel Partners, Inc., Sr. Notes                                               11.0%     3/15/2010     2,923,000
   3,000,000  Nextel Partners, Inc., Sr. Notes                                               11.0%     3/15/2010     2,370,000
  10,700,000  Orion Network Systems, Inc., Sr. Discount Notes                          Zero Coupon     1/15/2007     3,905,500
   5,000,000  Orion Network Systems, Inc., Sr. Notes                                        11.25%     1/15/2007     2,275,000
   9,000,000  PageMart Nationwide, Inc., Sr. Discount Exchange Notes                         15.0%      2/1/2005       945,000(b)
   5,600,000  PTC International Finance B.V., Sr. Secured Notes (USD)                  Zero Coupon      7/1/2007     4,494,000
  14,000,000  SpectraSite Holdings, Inc., Sr. Discount Notes                           Zero Coupon     3/15/2010     5,950,000
   3,000,000  Telecorp PCS, Inc., Sr. Subordinated Notes                                   10.625%     7/15/2010     2,835,000
   7,850,000  Telesystem International Wireless, Inc., Sr. Discount Notes, Series B    Zero Coupon     6/30/2007     1,687,750
   4,000,000  Telesystem International Wireless, Inc., Sr. Discount Notes, Series C    Zero Coupon     11/1/2007       860,000
   1,320,324  Teletrac, Inc., Notes                                                           9.0%      1/1/2004     1,061,210
   3,700,000  Tritel PCS, Inc., Sr. Subordinated Notes                                     10.375%     1/15/2011     3,404,000
   6,000,000  Tritel PCS, Inc., Sr. Subordinated Notes                                 Zero Coupon     5/15/2009     3,840,000
   9,000,000  UbiqueTel Operating Co., Sr. Subordinated Notes                          Zero Coupon     4/15/2010     3,600,000
   9,000,000  UNIFI Communications, Inc., Sr. Notes                                          14.0%      3/1/2004        54,000(b)
   9,000,000  US Unwired, Inc., Sr. Discount Notes, Series B                           Zero Coupon     11/1/2009     4,466,250
   4,900,000  USA Mobile Communications, Inc., Sr. Notes                                     14.0%     11/1/2004       906,500
   4,200,000  Voicestream Wireless Corp., Sr. Notes                                        10.375%    11/15/2009     4,809,000
  11,000,000  Weblink Wireless, Inc., Sr. Subordinated Discount Notes                  Zero Coupon      2/1/2008       605,000(b)
   4,000,000  @Track Communications, Inc., Sr. Notes, Series B                              13.75%     9/15/2005     1,370,000
                                                                                                                 -------------
                                                                                                                   104,567,836
                                                                                                                 -------------
              Telecommunications -- Wireline -- 7.3%
   9,000,000  Adelphia Business Solutions, Sr. Subordinated Notes                            12.0%     11/1/2007     4,185,000
   4,000,000  Alestra S. de R.L. de C.V., Sr. Notes (USD)                                  12.125%     5/15/2006     3,580,000
   3,500,000  Asia Global Crossing, Ltd., Sr. Notes                                        13.375%    10/15/2010     2,817,500
   6,000,000  Bayan Telecommunications, Sr. Notes                                            13.5%     7/15/2006     1,125,000(b)
   3,000,000  Birch Telecom, Inc., Sr. Notes                                                 14.0%     6/15/2008     1,665,000
   9,000,000  Call-Net Enterprises, Inc., Sr. Notes                                           8.0%     8/15/2008     2,745,000
   6,900,000  Completel Europe N.V., Sr. Discount Notes, Series B (USD)                Zero Coupon     2/15/2009     2,173,500
  10,000,000  DTI Holdings, Inc., Sr. Discount Notes, Series B                         Zero Coupon      3/1/2008     1,550,000
   7,850,000  Esprit Telecom Group plc, Sr. Notes (USD)                                      11.5%    12/15/2007       206,063(b)
   4,500,000  GST Equipment Funding, Inc., Sr. Secured Notes                                13.25%      5/1/2007     2,452,500(b)
   2,500,000  GST Telecommunications, Inc., Sr. Discount Notes                             13.875%    12/15/2005        62,500(b)
  12,000,000  GT Group Telecom, Inc., Sr. Discount Notes                               Zero Coupon      2/1/2010     3,840,000
   2,500,000  IMPSAT Fiber Networks, Inc., Sr. Notes                                        13.75%     2/15/2005       906,250
  11,125,000  IntelCom Group (U.S.A.), Inc., Sr. Discount Notes                        Zero Coupon      5/1/2006     1,668,750(b)
   8,600,000  Intermedia Communications, Inc., Sr. Discount Notes, Series B            Zero Coupon      3/1/2009     6,321,000
   3,050,000  Intermedia Communications, Inc., Sr. Notes                                      8.6%      6/1/2008     3,004,250
   4,200,000  Ionica plc, Sr. Notes (USD)                                                    13.5%     8/15/2006        84,000(b)
   4,600,000  Jazztel plc, Sr. Notes (USD)                                                   14.0%      4/1/2009     1,725,000
   6,000,000  KMC Telecommunications Holdings, Inc., Sr. Notes                               13.5%     5/15/2009     1,170,000
  12,000,000  Logix Communications Enterprises, Inc., Sr. Notes                             12.25%     6/15/2008     4,980,000
   9,000,000  Madison River Capital, Sr. Notes                                              13.25%      3/1/2010     4,365,000
   4,000,000  McLeodUSA, Inc., Sr. Notes                                                     11.5%      5/1/2009     2,460,000
   4,000,000  McleoudUSA, Inc., Sr. Notes                                                  11.375%      1/1/2009     2,540,000
   6,250,000  Metromedia Fiber Network, Inc., Sr. Notes                                      10.0%    12/15/2009     2,406,250
   5,000,000  Netia Holdings B.V., Sr. Discount Notes, Series B (USD)                  Zero Coupon     11/1/2007     1,975,000
   2,400,000  NEXTLINK Communications, Inc., Sr. Notes                                      9.625%     10/1/2007       708,000
   4,000,000  NEXTLINK Communications, LLC, Sr. Notes                                        12.5%     4/15/2006     1,380,000
  13,000,000  Northeast Optic Network, Inc., Sr. Notes                                      12.75%     8/15/2008     3,705,000
  17,000,000  Pathnet, Inc., Sr. Notes                                                      12.25%     4/15/2008     1,275,000(b)
   6,000,000  PF.Net Communications, Inc., Sr. Notes                                        13.75%     5/15/2010     1,830,000
   8,000,000  Poland Telecom Finance B.V., Sr. Notes, Series B (USD)                         14.0%     12/1/2007       120,000(b)
  11,100,000  RSL Communications plc, Sr. Notes                                            12.875%      3/1/2010       360,750(b)
   3,000,000  Startec Global Communications, Inc., Sr. Notes                                 12.0%     5/15/2008       127,500(c)
   3,100,000  Telegroup, Inc., Sr. Discount Notes                                            10.5%     11/1/2004       112,375(b)
   9,200,000  Teligent, Inc., Sr. Notes                                                      11.5%     12/1/2007        69,000(b)
   5,000,000  VersaTel Telecom B.V., Sr. Notes (USD)                                        13.25%     5/15/2008     1,925,000
  12,000,000  Viatel, Inc., Sr. Discount Notes                                         Zero Coupon     4/15/2008       300,000(b)
  12,850,000  Williams Communications Group, Inc., Sr. Notes                                 11.7%      8/1/2008     5,397,000
  12,000,000  WinStar Communications, Inc., Sr. Notes                                        12.5%     4/15/2008       180,000(b)
   4,000,000  Worldwide Fiber, Inc., Sr. Notes                                               12.5%    12/15/2005        70,000(b)
   7,300,000  Worldwide Fiber, Inc., Sr. Notes                                               12.0%      8/1/2009       127,750(c)
                                                                                                                 -------------
                                                                                                                    77,694,938
                                                                                                                 -------------
              Textiles & Apparel -- 1.1%
   4,800,000  Dan River, Inc., Sr. Subordinated Notes                                      10.125%    12/15/2003     2,184,000
   6,850,000  Levi Strauss & Co., Sr. Notes                                                11.625%     1/15/2008     6,199,250
   3,600,000  Perry Ellis International, Inc., Sr. Subordinated Notes, Series B             12.25%      4/1/2006     3,438,000
                                                                                                                 -------------
                                                                                                                    11,821,250
                                                                                                                 -------------
              Transportation -- 0.8%
   2,000,000  Allied Holdings, Inc., Sr. Notes, Series B                                    8.625%     10/1/2007     1,355,000
   7,500,000  Windsor Petroleum Transport Corp., Notes                                       7.84%     1/15/2021     6,730,358
                                                                                                                 -------------
                                                                                                                     8,085,358
                                                                                                                 -------------
              Utilities -- 6.6%
   6,000,000  AES Corp., Sr. Notes                                                          8.875%     2/15/2011     5,895,000
   4,000,000  Allegheny Energy Supply Co., LLC, Notes                                         7.8%     3/15/2010     4,069,248
   6,200,000  Calpine Corp., Sr. Notes                                                        8.5%     2/15/2010     5,986,590
   2,000,000  CMS Energy Corp., Sr. Notes                                                   7.625%    11/15/2004     1,983,182
   3,000,000  CMS Energy Corp., Sr. Notes                                                     7.5%     1/15/2009     2,779,365
   3,000,000  CMS EnergyCorp./Atlantic Methanol Capital Co., Sr. Secured
              Notes, Series A-1                                                            10.875%    12/15/2004     3,135,000
   6,150,000  Edison Mission Energy, Sr. Notes                                              9.875%     4/15/2011     5,735,312
   3,550,000  Midland Cogen Venture Fund II, Secured Lease Obligation Bonds,
              Series A                                                                      11.75%     7/23/2005     3,900,115
   4,450,000  Midland Cogen Venture Fund II, Subordinated Secured Lease
              Obligation Bonds                                                              13.25%     7/23/2006     5,188,936
   3,000,000  Mission Energy Holdings, Sr. Notes                                             13.5%     7/15/2008     2,970,000
   4,500,000  Niagara Mohawk Power Corp., Sr. Discount Notes, Series H                 Zero Coupon      7/1/2010     3,890,381
   8,000,000  Orion Power Holdings, Inc., Sr. Notes                                          12.0%      5/1/2010     8,920,000
   5,200,000  PSE&G Energy Holdings, Inc., Sr. Notes                                        8.625%     2/15/2008     5,249,728
   9,000,000  TNP Enterprises, Inc., Sr. Subordinated Notes, Series B                       10.25%      4/1/2010     9,866,250
                                                                                                                 -------------
                                                                                                                    69,569,107
                                                                                                                 -------------
              Total Corporate Bonds (cost $1,353,191,919)                                                          905,143,149
                                                                                                                 -------------
              FOREIGN GOVERNMENT BONDS -- 1.1% (a)
   3,840,000  Argentina (Republic of), Debentures                                           5.563%     3/31/2005     3,148,800
   4,000,000  Brazil (Federative Republic), Bonds                                           12.25%      3/6/2030     3,370,000
   6,000,000  Republic of Philippines, Notes                                               10.625%     3/16/2025     5,445,000
                                                                                                                 -------------
              Total Foreign Government Bonds (cost $12,189,730)                                                     11,963,800
                                                                                                                 -------------

Shares
--------------
              PREFERRED STOCKS -- 10.3% (a)
              Convertible -- 0.7%
       3,000  EchoStar Communications Corp., Convertible Preferred Stock, Series C                                   1,470,000
      11,000  Global Crossing Holdings, Ltd., 6.75% Convertible Preferred Stock                                      1,267,750
      13,500  Global Crossing Holdings, Ltd., 7.0% Convertible Preferred Stock                                       1,296,000
      45,000  Pegasus Communications Corp., Convertible Preferred Stock, Series C                                    1,957,500
      60,000  UnitedGlobalCom, Inc., Convertible Preferred Stock (United International
              Holdings, Inc.)                                                                                          982,500
                                                                                                                 -------------
                                                                                                                     6,973,750
                                                                                                                 -------------
              Non-Convertible -- 9.6%
     100,776  Avecia Group plc, Payment-In-Kind Preferred Stock (USD)                                                2,821,728
       5,306  Broadwing Communications, Preferred Stock, Series B                                                    5,266,205
     105,000  Chevy Chase Capital Corp., Noncumulative Exchangeable Preferred Stock, Series A                        5,685,750
      65,407  Communications & Power Industries, Inc., Preferred Stock, Series B                                     2,501,818
       3,250  Crown Castle International Corp., Payment-In-Kind Preferred Stock                                      2,770,625
      39,488  CSC Holdings, Inc., Payment-In-Kind Preferred Stock                                                    4,225,216
      74,751  CSC Holdings, Inc., Payment-In-Kind Preferred Stock                                                    8,045,076
       7,152  Cumulus Media, Inc., Payment-In-Kind Preferred Stock, Series A                                         6,597,720
       3,844  Dobson Communications Corp., 12.25% Payment-In-Kind Preferred Stock                                    3,469,210
      10,096  Dobson Communications Corp., 13.0% Payment-In-Kind Preferred Stock                                     8,909,720
      17,997  E. Spire Communications Services, Inc., Payment-In-Kind Preferred Stock                                    1,800(c)
      36,000  Global Crossing Holdings, Ltd., Payment-In-Kind Preferred Stock                                        2,079,000
      13,000  Granite Broadcasting Corp., Payment-in-Kind Preferred Stock                                            2,502,500
      17,813  ICG Holdings, Inc., Preferred Stock                                                                          534(c)
      10,337  Intermedia Communications, Inc., Payment-In-Kind Preferred Stock                                      10,362,843
       1,800  J Crew Group, Preferred Stock                                                                          1,440,000
      24,000  Jitney-Jungle Stores of America, Sr. Exchangeable Preferred Stock, Class A                                 3,000(c)
     247,092  Nebco Evans Holdings Co., Payment-In-Kind, Preferred Stock                                                30,887(c)
       8,799  Nextel Communications, Inc., Payment-In-Kind Preferred Stock, Series E                                 5,301,398
      10,916  Paxson Communications Corp., Payment-In-Kind Preferred Stock                                          10,506,650
      68,000  PRIMEDIA, Inc., Exchangeable Preferred Stock, Series H                                                 5,185,000
      46,000  PRIMEDIA, Inc., Preferred Stock, Series D                                                              3,783,500
      33,000  PRIMEDIA, Inc., Preferred Stock, Series F                                                              2,582,250
     147,500  River Bank Asset, Inc., Preferred Stock, Series A                                                      2,249,375(c)
       5,000  Sovereign REIT, Non-Cumulative Preferred Stock, Series A                                               5,000,000
       6,456  World Access, Inc., Preferred Stock                                                                       19,368
      12,490  XO Communications, Inc., Payment-In-Kind Preferred Stock, Series E                                       780,625
                                                                                                                 -------------
                                                                                                                   102,121,798
                                                                                                                 -------------
              Total Preferred Stocks (cost $174,983,252)                                                           109,095,548
                                                                                                                 -------------

              COMMON STOCKS & STOCK WARRANTS -- 1.5% (a,c)
       5,000  Aavid Thermal Technologies, Inc., Stock Warrants                                                          52,500
       6,000  Airgate PCS, Inc., Stock Warrants                                                                        622,500
   1,771,496  Altiva Financial Corp., Common Stock                                                                           0
      55,000  Arch Communications Group, Inc., Common Stock                                                              9,075
     300,000  Arch Communications Group, Inc., Stock Warrants                                                            3,000
       4,600  ASAT Finance, LLC, Stock Warrants                                                                        232,300
       3,600  Australis Holdings Pty., Ltd., Stock Warrants                                                                 36(e)
       3,000  Birch Telecom, Inc., Stock Warrants                                                                       31,500
       7,500  Cable Satisfaction International, Inc., Stock Warrants                                                        75
      18,000  Classic Communications, Inc., Common Stock                                                                     0
       6,000  Colo.com, Inc., Stock Warrants                                                                                60
       2,310  Communications & Power Industries, Inc., Common Stock                                                    347,655(e)
     300,000  Completel Europe N.V., Common Stock (USD)                                                                690,000
       3,267  CS Wireless Systems, Inc., Common Stock                                                                       39(e)
      11,000  Cybernet Internet Services International, Stock Warrants                                                   2,750
      47,700  DIVA Systems Corp., Stock Warrants                                                                           477
     101,377  Gaylord Container Corp., Common Stock, Class A                                                           106,446
     127,902  Gaylord Container Corp., Stock Warrants                                                                  127,902
      12,000  GT Group Telecom, Inc., Stock Warrants                                                                   364,152
      36,180  Harvard Industries, Inc., Stock Warrants                                                                     362(e)
       6,250  Horizon PCS, Inc., Stock Warrants                                                                        124,219
     252,644  ICO Global Communications Holdings, Ltd., Common Stock                                                   467,391
      63,458  ICO Global Communications Holdings, Ltd., Stock Warrants                                                   5,077
     216,000  Innovative Clinical Solutions, Common Stock                                                               54,000
      95,000  IntelCom Group Communications, Inc., Common Stock                                                          8,550
      68,300  IntelCom Group (U.S.A.), Inc., Stock Warrants                                                              7,172
       1,421  Intermedia Communications, Inc., Common Stock                                                             21,173
       2,800  Intersil Corp., Stock Warrants                                                                         1,564,850
      14,800  Ionica plc, Stock Warrants (USD)                                                                             148
       4,700  iPCS, Inc., Stock Warrants                                                                                96,350
       3,000  Iridium World Communications, Stock Warrants                                                                 405(e)
      25,500  Jazztel plc, Stock Warrants (USD)                                                                        525,938
       5,500  Josten's, Inc., Stock Warrants                                                                            83,188
      80,000  Magellan Health Services, Inc., Common Stock                                                           1,024,000
      10,900  McCaw International, Ltd., Stock Warrants                                                                218,000
      43,872  McLeodUSA, Inc., Common Stock                                                                            201,372
       6,000  Metricom, Inc., Stock Warrants                                                                               420
      50,000  Microcell Telecommunications, Inc., Common Stock                                                         455,000
       7,500  Motient Corp., Stock Warrants                                                                              6,563
      75,000  Nextel Communications, Inc., Class A                                                                   1,312,500
       4,200  ONO Finance, plc., Cash Rights (USD)                                                                     147,525
      33,250  PageMart Nationwide, Inc., Common Stock                                                                  170,406
      17,000  Pathnet, Inc., Stock Warrants                                                                              2,295
       6,000  PF.Net Communications, Inc., Stock Warrants                                                                   60
     319,200  PhoneTel Technologies, Inc., Common Stock                                                                 43,092
       6,000  Pliant Corp., Stock Warrants                                                                                 600
       8,000  Poland Telecom Finance B.V., Stock Warrants (USD)                                                          1,000
     592,469  Premier Cruise Lines, Common Stock                                                                             0
       4,800  Primus Telecommunications Group, Inc., Stock Warrants                                                      5,400
      23,840  Protection One Alarm Monitoring, Stock Warrants                                                           62,580
       4,000  Republic Technologies International, Inc., Stock Warrants                                                     40
       9,000  RSL Communications, Ltd., Stock Warrants                                                                   2,250
       2,000  SF Holdings Group, Inc., Common Stock, Class C                                                            10,000
       3,000  Startec Global Communications, Inc., Stock Warrants                                                           30
      58,037  Telus Corp., Common Stock                                                                              1,218,777
       6,300  Ubiquitel Operating Co., Stock Warrants                                                                   77,175
       7,400  UIH Australia/Pacific, Inc., Stock Warrants                                                                8,325
      66,000  USN Communications, Inc., Stock Warrants                                                                   8,910
       4,150  Vernado Holdings, Inc., Stock Warrants                                                                    45,650
      57,000  Wam!Net, Inc., Stock Warrants                                                                                570
      36,654  Wherehouse Entertainment, Inc., Stock Warrants, Class A                                                  279,487
       6,363  Wherehouse Entertainment, Inc., Stock Warrants, Class B                                                   24,657
       6,363  Wherehouse Entertainment, Inc., Stock Warrants, Class C                                                   10,340
   1,039,922  Wilshire Financial Services Group, Inc., Common Stock                                                  2,001,850
       4,300  Winsloew Furniture, Inc., Stock Warrants                                                                  44,613
     150,000  WorldCom, Inc., Common Stock                                                                           2,130,000
       5,000  XM Satellite Radio, Inc., Stock Warrants                                                                 126,875
      80,000  ZXC Specialty Chemicals plc, Stock Warrants (USD)                                                         50,000
      80,000  ZXC Specialty Chemicals plc, Stock Warrants (USD)                                                        130,000
       4,000  @Track Communications, Inc., Stock Warrants                                                                7,100
                                                                                                                 -------------
              Total Common Stocks (cost $51,413,805)                                                                15,376,752
                                                                                                                 -------------

Principal                                                                                              Maturity
Amount                                                                                        Rate       Date
---------                                                                                     ----    ---------
              SHORT-TERM SECURITIES -- 1.6% (a)
              Commercial Paper
$ 16,920,000  New Center Asset Trust                                                         4.13%      7/2/2001    16,916,118
                                                                                                                --------------
              Total Investments (cost $1,608,694,825)                                                           $1,058,495,367(g)
                                                                                                                ==============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the High Yield Portfolio.

(b) Currently non-income producing and in default.

(c) Currently non-income producing.

(d) The market value of the denoted categories of investments represents less than 0.1% of the total investments of the High Yield Portfolio.

(e) Denotes restricted securities. These securities have been valued from the date of acquisition through
    April 30, 2001, by obtaining quotations from brokers who are active with the issues. The following table indicates the acquisition date and cost of restricted securities the Portfolio owned as of
    June 30, 2001.


                                                                             Acquisition
                       Security                                                 Date                  Cost
-------------------------------------------------------------------        --------------        --------------
Australis Holdings Pty., Ltd., Stock Warrants                                3/27/1997           $            0
Communications & Power Industries, Inc., Common Stock                         8/2/1995                  211,287
CS Wireless Sytems, Inc., Common Stock                                      12/11/1996                   22,110
Harvard Industries , Inc., Stock Warrants                                     5/14/199               29,468,416
Iridium World Communications, Stock Warrants                                 7/11/1997                   31,941

(f) The amount of cash deposited to cover initial margin requirements for the open futures position at
    June 30, 2001 was 177,000.


                                                                                      Notional
                              Number of                                Market         Principal      Unrealized
Financial Futures             Contracts   Expiration     Position      Value           Amount           Loss
                              ---------   ----------     ---------   ----------       ---------      ----------
U.S. Treasury Bond Futures       60     September 2001     Short     $6,018,750      $5,977,500      ($41,250)
U.S. Treasury  Note Futures      60     September 2001     Short      6,180,938       6,123,750       (57,188)


(g) At June 30, 2001, the aggregate cost of securities for federal income tax purposes was 1,608,694,825 and the net unrealized depreciation of investments based on that cost was 550,199,458 which is comprised of
    34,330,770 aggregate gross unrealized appreciation and 584,530,228 aggregate gross unrealized depreciation.

The accompanying notes are an integral part of the financial statements.





LB SERIES FUND, INC.
Income Portfolio
Portfolio of Investments
June 30, 2001
(unaudited)

Principal                                                                                              Maturity
Amount                                                                                        Rate       Date           Value
---------                                                                                     ----    ---------        -------
              CORPORATE BONDS -- 31.8% (a)
              Aerospace & Defense -- 1.3%
$  3,000,000  Northrop Grumman Corp., Notes                                                 7.125%     2/15/2011 $   2,969,649
   8,500,000  Raytheon Co., Notes                                                            6.15%     11/1/2008     7,877,205
   7,000,000  Systems 2001 Asset Trust, LLC, Equipment Trust Pass Through
              Certificates, Series 2001-G                                                   6.664%     9/15/2013     7,016,100
                                                                                                                 -------------
                                                                                                                    17,862,954
                                                                                                                 -------------
              Airlines -- 1.1%
   6,500,000  American Airlines, Inc., Pass Through Certificates,
              Series 1999-1-A2, Class B                                                     7.324%    10/15/2009     6,551,487
   8,753,172  Continental Airlines, Inc., Series 2000-1-A1 Pass
              Through Certificates                                                          8.048%     11/1/2020     9,268,865
                                                                                                                 -------------
                                                                                                                    15,820,352
                                                                                                                 -------------
              Banks -- 3.4%
   7,150,000  Abbey National Capital Trust I Preferred Securities                           8.963%    12/29/2049     8,025,375
   6,500,000  Bank One Corp., Notes                                                           6.5%      2/1/2006     6,588,517
   5,000,000  BNP Paribas Capital Trust, Subordinated Notes (USD)                           9.003%    12/29/2049     5,483,775
   5,000,000  GS Escrow Corp., Sr. Notes                                                    7.125%      8/1/2005     4,906,245
   9,000,000  UBS Pfd. Funding Trust I., Noncumulative Trust Securities                     8.622%    10/29/2049     9,744,372
   7,000,000  Washington Mutual Bank FA, Notes                                              6.875%     6/15/2011     6,979,455
   6,000,000  Wells Fargo Capital, Capital Trust Preferred Securities                        7.73%     12/1/2026     5,885,016
                                                                                                                 -------------
                                                                                                                    47,612,755
                                                                                                                 -------------
              Broadcasting & Media -- 3.3%
   6,000,000  AOL Time Warnet, Inc., Notes                                                   6.75%     4/15/2011     5,915,052
   4,000,000  Charter Communications Holdings Capital Corp., Sr. Notes                      9.625%    11/15/2009     4,025,000
   6,000,000  Comcast Cable Communications, Inc., Sr. Notes                                 6.875%     6/15/2009     5,984,520
   7,500,000  Cox Communications, Inc., Notes                                                7.75%     11/1/2010     7,845,143
   2,400,000  Cox Exterprises, Inc., Convertible Bond                                         2.0%     2/15/2021     2,418,000
   6,000,000  CSC Holdings, Inc., Notes                                                     7.625%      4/1/2011     5,733,642
   4,000,000  NTL Communications Corp., Sr. Notes, Series B                                11.875%     10/1/2010     2,680,000
   2,000,000  Quebecor Media, Inc., Sr. Notes                                              11.125%     7/15/2011     2,005,000
  10,000,000  Time Warner Entertainment Co., LP, Sr. Notes                                  8.375%     7/15/2033    10,902,650
                                                                                                                 -------------
                                                                                                                    47,509,007
                                                                                                                 -------------
              Chemicals -- 0.1%
   1,200,000  MacDermid, Inc., Sr. Subordinated Notes                                       9.125%     7/15/2011     1,212,000
                                                                                                                 -------------
              Environmental -- 0.6%
   5,000,000  Allied Waste, North America, Sr. Subordinated Notes, Series B                  10.0%      8/1/2009     5,162,500
   3,000,000  Waste Management, Inc., Notes                                                 7.375%      8/1/2010     3,016,083
                                                                                                                 -------------
                                                                                                                     8,178,583
                                                                                                                 -------------
              Finance -- Automotive -- 0.4%
   5,000,000  Hertz Corp., Notes                                                              7.4%      3/1/2011     5,065,090
                                                                                                                 -------------
              Finance -- Consumer -- 0.4%
   6,000,000  Household Finance Co., Notes                                                   6.75%     5/15/2011     5,929,800
                                                                                                                 -------------
              Food & Beverage -- 0.9%
   7,000,000  Heinz (H.J.) Co., Bonds                                                       6.625%     7/15/2011     6,936,720
   6,000,000  Kellogg Co., Debentures                                                        7.45%      4/1/2031     6,014,382
                                                                                                                 -------------
                                                                                                                    12,951,102
                                                                                                                 -------------
              Health Care -- Medical Products & Supplies -- 0.2%
   3,000,000  Fisher Scientific International, Inc., Sr. Subordinated Notes                   9.0%      2/1/2008     2,970,000
                                                                                                                 -------------
              Health Care Management -- 1.1%
   7,000,000  Anthem Insurance Companies, Inc., Notes                                       9.125%      4/1/2010     7,310,590
   2,000,000  Extendicare Health Services, Inc., Sr. Subordinate Notes                       9.35%    12/15/2007     1,760,000
   2,000,000  Magellan Health Services, Inc., Sr. Notes                                     9.375%    11/15/2007     2,042,500
   2,000,000  Magellan Health Services, Inc., Sr. Subordinated Notes                          9.0%     2/15/2008     1,895,000
   3,000,000  Manor Care, Inc., Sr. Notes                                                     8.0%      3/1/2008     3,030,000
                                                                                                                 -------------
                                                                                                                    16,038,090
                                                                                                                 -------------
              Health Care Services -- 0.4%
   2,500,000  AdvancePCS, Sr. Notes                                                           8.5%      4/1/2008     2,562,500
   3,500,000  Omnicare, Inc., Sr. Notes                                                     8.125%     3/15/2011     3,552,500
                                                                                                                 -------------
                                                                                                                     6,115,000
                                                                                                                 -------------
              Insurance -- 3.5%
  12,000,000  Allstate Financial Global Funding, Notes                                      7.125%     9/26/2005    12,538,128
   1,250,000  American International Group, Inc., Convertible Notes                           0.5%     5/15/2007     1,282,813
  11,000,000  Equitable Life Assurance Society of the United States,
              Surplus Notes                                                                  6.95%     12/1/2005    11,310,750
   9,000,000  Hancock (John) Global Funding II, Notes                                         6.5%      3/1/2011     8,969,751
   7,000,000  ING Capital Funding Trust III, Trust Preferred Securities (USD)               8.439%    12/31/2049     7,440,860
   8,000,000  New York Life Insurance Co., Surplus Notes                                      6.4%    12/15/2003     8,184,344
                                                                                                                 -------------
                                                                                                                    49,726,646
                                                                                                                 -------------
              Investment Banking & Brokerage -- 0.2%
   2,500,000  Goldman Sachs Group, Inc., Convertible Medium Term Notes                        1.0%     5/24/2008     2,331,250
                                                                                                                 -------------
              Lodging & Hotels -- 0.2%
   2,600,000  Felcor Lodging, LP, Sr. Notes                                                   8.5%      6/1/2011     2,496,000
                                                                                                                 -------------
              Machinery & Equipment -- 0.3%
   3,900,000  United Rentals North America, Inc., Sr. Notes                                 10.75%     4/15/2008     4,056,000
                                                                                                                 -------------
              Oil & Gas -- 1.9%
   7,000,000  Amerada Hess Corp., Bonds                                                     7.875%     10/1/2029     7,419,923
   4,000,000  Dynegy Holdings, Inc., Sr. Notes                                              6.875%      4/1/2011     3,916,104
   6,000,000  Dynegy, Inc., Notes                                                           8.125%     3/15/2005     6,319,206
   2,635,417  Pemex Finance, Ltd., Notes                                                     8.45%     2/15/2007     2,783,066
   3,500,000  Pemex Finance, Ltd., Notes, Series 1999-2-A5                                   9.14%     8/15/2004     3,715,443
   3,500,000  Triton Energy Ltd., Sr. Notes                                                 8.875%     10/1/2007     3,605,000
                                                                                                                 -------------
                                                                                                                    27,758,742
                                                                                                                 -------------
              Paper & Forest Products -- 0.7%
   4,000,000  Georgia-Pacific Corp., Debentures                                               9.5%     12/1/2011     4,354,688
   5,000,000  Georgia-Pacific Corp., Notes                                                  8.125%     5/15/2011     4,998,520
                                                                                                                 -------------
                                                                                                                     9,353,208
                                                                                                                 -------------
              Restaurants -- 0.4%
   5,900,000  Tricon Global Restaurants, Inc., Sr. Notes                                    8.875%     4/15/2011     6,077,000
                                                                                                                 -------------
              Retail -- 0.2%
   4,000,000  Rite Aid Corp., Notes                                                         6.125%    12/15/2008     3,070,000
                                                                                                                 -------------
              Retail -- Food -- 0.5%
   7,000,000  Kroger Company, Sr. Notes                                                      8.05%      2/1/2010     7,497,616
                                                                                                                 -------------
              Services -- 1.2%
   8,500,000  ARAMARK Services, Inc., Notes                                                   7.0%     7/15/2006     8,159,057
   9,000,000  PHH Corp., Medium Term Notes                                                  8.125%      2/3/2003     9,130,239
                                                                                                                 -------------
                                                                                                                    17,289,296
                                                                                                                 -------------
              Technology -- Hardware -- 0.1%
   2,250,000  Corning, Inc., Convertible Debentures                                    Zero Coupon     11/8/2015     1,268,438
   1,550,000  Solectron Corp., Convertible Bonds                                       Zero Coupon    11/20/2020       647,125
                                                                                                                 -------------
                                                                                                                     1,915,563
                                                                                                                 -------------
              Technology -- Software -0.1%
   2,100,000  Analog Devices, Inc., Convertible Notes                                        4.75%     10/1/2005     1,932,000
                                                                                                                 -------------
              Telecommunications -- Wireless -- 0.2%
   4,100,000  Nextel Communications, Inc., Sr. Notes                                          9.5%      2/1/2011     3,223,625
                                                                                                                 -------------
              Telecommunications -- Wireline -- 2.2%
   2,000,000  360networks, Inc., Sr. Notes                                                   12.0%      8/1/2009        35,000(e)
   4,500,000  Global Crossing Holdings, Ltd., Sr. Notes                                       8.7%      8/1/2007     3,442,500
   2,000,000  McleodUSA, Inc., Sr. Notes                                                   11.375%      1/1/2009     1,270,000
   2,500,000  NEXTLINK Communications, Inc., Sr. Notes                                       10.5%     12/1/2009       812,500
  12,000,000  Qwest Capital Funding, Inc., Unsecured Notes                                    7.9%     8/15/2010    12,417,288
   4,000,000  Verizon Global Communication Corp., Convertible Notes                    Zero Coupon     5/15/2021     2,190,000
   2,500,000  Williams Communications Group, Sr. Notes                                     10.875%     10/1/2009     1,025,000
   3,500,000  Worldcom, Inc. (Worldcom Group), Notes                                          6.5%     5/15/2004     3,508,722
   6,000,000  Worldcom, Inc. (Worldcom Group), Notes                                          7.5%     5/15/2011     5,851,890
                                                                                                                 -------------
                                                                                                                    30,552,900
                                                                                                                 -------------
              Transportation -- 1.1%
   5,500,000  CNF Transportation, Inc., Notes                                               8.875%      5/1/2010     5,791,737
   4,712,320  Federal Express Corp., Pass Through Certifications                            6.845%     1/15/2019     4,543,407
   4,783,268  Federal Express Corp., Series 1998-1-A, Class B                                6.72%     1/15/2022     4,643,333
                                                                                                                 -------------
                                                                                                                    14,978,477
                                                                                                                 -------------
              Utilities -- 5.8%
   3,500,000  AES (The) Corp., Sr. Notes                                                    9.375%     9/15/2010     3,552,500
  12,000,000  CalEnergy Company, Inc., Sr. Notes                                             7.63%    10/15/2007    12,540,876
   8,500,000  Calpine Corp., Sr. Notes                                                        8.5%     2/15/2011     8,207,422
   7,500,000  Cleveland Electric Illumination Co., Sr. Notes, Series D                       7.88%     11/1/2017     7,651,440
   4,350,000  CMS Energy Corp., Notes                                                         8.5%     4/15/2011     4,231,850
   5,000,000  DTE Energy Co., Sr. Notes                                                      6.45%      6/1/2006     5,024,000
   4,000,000  DTE Energy Co., Sr. Notes                                                      7.05%      6/1/2011     4,024,876
   2,000,000  Exelon Generation Co., LLC, Sr. Notes                                          6.95%     6/15/2011     1,990,710
   4,500,000  Midwest Generation, LLC, Pass Through Certificates, Series A                    8.3%      7/2/2009     4,185,000
   2,000,000  Midwest Generation, LLC, Pass Through Certificates, Series B                   8.56%      1/2/2016     1,860,000
  11,000,000  Mirant Americas Energy Marketing, Collateral Trust Certificates,
              Series TIERS-MIR-2001-14                                                        7.2%     6/15/2004    10,970,080
   6,000,000  PSE&G Energy Holdings, Inc., Sr. Notes                                        8.625%     2/15/2008     6,057,378
   6,367,340  Reliant Energy Mid Atlantic, Pass Through Certificates, Series B              9.237%      7/2/2017     6,741,516
   6,000,000  TXU Corp., Notes                                                              6.375%     6/15/2006     5,934,384
                                                                                                                 -------------
                                                                                                                    82,972,032
                                                                                                                 -------------
              Total Corporate Bonds (cost $453,790,588)                                                            452,495,088
                                                                                                                 -------------
              ASSET-BACKED SECURITIES -- 4.9% (a)
  12,000,000  AESOP Funding II, LLC, Rental Car Notes, Series 1997-1,
              Class A-2                                                                       6.4%    10/20/2003    12,246,660
   6,000,000  Com-Ed Transitional Funding Trust, Series 1998-1-A6                            5.63%     6/25/2009     5,926,758
  10,000,000  Discover Card Master Trust I, Series 1996-3A                                   6.05%     8/18/2008    10,078,194
   5,000,000  Discover Card Master Trust I, Series 1998-7A                                    5.6%     5/15/2006     5,063,954
  10,500,000  MMCA Auto Owner Trust, Series 2001-1-A4                                        5.34%    12/15/2005    10,559,305
  10,000,000  PSE&G Transition Funding, LLC, Series 2001-1-A2                                5.74%     3/15/2007    10,112,963
  15,000,000  World Financial Network Credit Card Master Trust,
              Series 1996-B, Class A                                                         6.95%     4/15/2006    15,588,663
                                                                                                                 -------------
              Total Asset-Backed Securities (cost $68,430,397)                                                      69,576,497
                                                                                                                 -------------
              FOREIGN GOVERNMENT BONDS -- 2.1% (a,b)
   2,240,000  Argentina (Republic of), Debentures                                           5.563%     3/31/2005     1,836,800
   6,000,000  Brazil (Federative Republic), Unsubordinated Notes                             14.5%    10/15/2009     6,225,000
   3,000,000  Israel Electric Corp., Ltd., Notes                                             7.95%     5/30/2011     3,036,681
   8,000,000  Ontario (Province of) Canada, Sr. Notes                                         5.5%     10/1/2008     7,751,136
  10,000,000  United Mexican States, Notes                                                  9.875%      2/1/2010    10,965,000
                                                                                                                 -------------
              Total Foreign Government Bonds (cost $30,027,522)                                                     29,814,617
                                                                                                                 -------------
              MORTGAGE-BACKED SECURITIES -- 21.1% (a)
  10,500,000  Bear Stearns Mortgage Sec., Inc., Series 2001-TOP2-A2                          6.48%     4/15/2011    10,345,181
  48,000,000  Federal Home Loan Mortgage Corp., Participation Certificates                    6.0%      7/1/2031    46,125,024(c)
  92,000,000  Federal Home Loan Mortgage Corp., Participation Certificates                    6.5%      7/1/2031    90,533,704(c)
  60,000,000  Federal National Mortgage Association, Participation Certificates               7.0%      7/1/2031    60,262,500(c)
  77,000,000  Federal National Mortgage Association, Participation Certificates               7.0%      7/1/2016    78,371,524(c)
  15,000,000  Lehman Brothers/UBS Commercial Mortgage Trust, Trust
              Certificates, Series 2001-C2-A2                                               6.653%     3/15/2011    15,010,092
                                                                                                                 -------------
              Total Mortgage-Backed Securities (cost $302,863,820)                                                 300,648,025
                                                                                                                 -------------
              U.S. GOVERNMENT -- 14.1% (a)
   3,500,000  U.S. Treasury Bonds                                                            6.25%     5/15/2030     3,712,737
  28,350,000  U.S. Treasury Bonds                                                            6.25%     8/15/2023    29,515,582(f)
  37,000,000  U.S. Treasury Bonds                                                           8.875%     2/15/2019    49,023,520
  26,500,000  U.S. Treasury Bonds                                                           7.625%    11/15/2022    31,968,646
  10,162,700  U.S. Treasury Inflation-Indexed Notes                                           3.5%     1/15/2011    10,203,991
  38,500,000  U.S. Treasury Notes                                                            5.75%     8/15/2010    39,408,639
   6,500,000  U.S. Treasury Notes                                                             5.5%     2/15/2008     6,601,095
   4,000,000  U.S. Treasury Notes                                                             6.5%     2/15/2010     4,298,436
  12,400,000  U.S. Treasury Notes                                                             6.0%     8/15/2009    12,899,038
  12,120,000  U.S. Treasury Notes                                                            5.75%    11/15/2005    12,485,115
                                                                                                                 -------------
              Total U.S. Government (cost $200,554,875)                                                            200,116,799
                                                                                                                 -------------

Shares
------------
              COMMON STOCKS (d)
      35,000  Lucent Technologies, Inc., Common Stock (cost 2,157,247)                                                 217,000
                                                                                                                 -------------
              PREFERRED STOCKS -- 0.6% (a)
      66,500  Calenergy Capital Trust III, 6.5% Convertible Preferred Stock                                          2,626,750
      75,000  NRG Energy, Inc., Convertible Preferred Stock                                                          1,732,500
      30,000  Primedia, Inc., Convertible Preferred Stock                                                            2,287,500
      51,000  Raytheon Co., Convertible Unit Security                                                                2,504,610(e)
                                                                                                                 -------------
              Total Preferred Stocks (cost $9,443,559)                                                               9,151,360
                                                                                                                 -------------

                                                                                         Exercise     Expiration
Contracts                                                                                 Price          Date
------------                                                                            ----------    ----------
              OPTIONS ON U.S. TREASURY BOND FUTURES (d)
         150  U.S. Treasury Bond Futures                                                       103     7/27/2001        25,781
         150  U.S. Treasury Bond Futures                                                       101     7/27/2001       103,125
                                                                                                                 -------------
              Total Options on U.S. Treasury Bond Futures (cost $258,646)                                              128,906
                                                                                                                 -------------

Principal                                                                                              Maturity
Amount                                                                                        Rate       Date
---------                                                                                     ----    ---------
              SHORT-TERM SECURITIES -- 25.4% (a)
              Commercial Paper -- 23.3%
   1,100,000  Abbey National North America                                                   3.75%     7/23/2001     1,097,365
  10,000,000  AES Hawaii, Inc.                                                               3.90%      7/6/2001     9,993,500
  10,000,000  American General Finance Corp.                                                 3.69%     7/20/2001     9,979,500
  10,000,000  American General Finance Corp.                                                 3.69%     7/23/2001     9,976,425
   8,000,000  American General Finance Corp.                                                 3.69%     7/25/2001     7,979,500
   1,100,000  American Honda Finance Corp.                                                   3.70%     7/26/2001     1,097,061
   1,000,000  Assets Securitization Corp.                                                    3.75%     7/12/2001       998,750
   3,200,000  Cargill, Inc.,                                                                 3.68%     7/13/2001     3,195,748
  22,500,000  Coca-Cola Co.                                                                  3.80%      8/2/2001    22,421,625
  10,000,000  Corporacion Andina de Fomento (USD)                                            3.80%     7/23/2001     9,975,722
   5,350,000  Delaware Funding Corp.                                                         3.88%     7/25/2001     5,335,585
  40,000,000  GE Capital International Funding Corp.                                         4.12%      7/2/2001    39,990,844
   5,000,000  GE Capital International Funding Corp.                                         3.76%     7/19/2001     4,990,078
  23,000,000  Henkel Corp.                                                                   3.86%     7/26/2001    22,935,881
   5,000,000  Nestle Astralia, Ltd. (USD)                                                    3.96%      7/5/2001     4,997,250
  10,000,000  Nestle Finance France S.A. (USD)                                               3.83%      7/6/2001     9,993,617
   5,190,000  New Center Asset Trust                                                         4.13%      7/2/2001     5,188,809
   6,000,000  Preferred Receivables Funding Corp.                                            3.85%     7/24/2001     5,984,600
  20,000,000  SBC Communications, Inc.                                                       3.89%     7/12/2001    19,974,067
  10,000,000  SBC Communications, Inc.                                                       3.70%     7/20/2001     9,979,444
   4,172,000  SBC Communications, Inc.                                                       3.64%     7/24/2001     4,161,876
   8,200,000  St. Paul (The) Companies, Inc.                                                 4.15%      7/2/2001     8,198,109
   7,600,000  St. Paul (The) Companies, Inc.                                                 3.95%      7/5/2001     7,595,831
  25,000,000  St. Paul (The) Companies, Inc.                                                 3.88%     7/18/2001    24,951,500
  18,000,000  Swiss RE Financial Products Corp.                                              3.92%     7/13/2001    17,974,520
  20,000,000  Swiss RE Financial Products Corp.                                              3.90%     7/19/2001    19,958,833
  10,000,000  Triple-A One Funding Corp.                                                     3.74%     7/17/2001     9,982,339
   3,400,000  UBS Finance, Inc.                                                              3.95%      7/6/2001     3,397,762
   7,900,000  USAA Capital Corp.                                                             3.73%     7/12/2001     7,890,178
  13,000,000  Wal-Mart Stores, Inc.                                                          3.72%     7/17/2001    12,977,163
   7,000,000  Wal-Mart Stores, Inc.                                                          3.88%     7/17/2001     6,987,174
   1,278,000  Yale University                                                                3.88%     7/20/2001     1,275,245
                                                                                                                --------------
                                                                                                                   331,435,901
                                                                                                                --------------
              U.S. Government Agency -- 2.1%
  30,000,000  Federal Home Loan Bank                                                         3.86%    07/02/2001    29,988,708
                                                                                                                --------------
              Total Short-Term Securities (at amortized cost)                                                      361,424,609
                                                                                                                --------------
              Total Investments (cost $1,428,951,263)                                                           $1,423,572,901(g)
                                                                                                                ==============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Income Portfolio.

(b) Denominated in U.S. dollars.

(c) Denotes investments purchased on a when-issued basis.

(d) The market value of the denoted categories of investments represents less than 0.1% of the total investments of the
    Income Portfolio.

(e) Currently non-income producing.

(f) At June 30, 2001, U.S. Treasury Notes valued at 1,561,671 were pledged as initial margin deposit to cover open financial futures contracts as follows:


                                                                                                    Notional
                                         Number of                                     Market      Principal      Unrealized
Financial Future Contracts               Contracts       Expiration     Position       Value         Amount       Gain (Loss)
--------------------------              -----------      -----------    ---------     -------      ---------      -----------
U.S. Treasury Bond Futures                  400        September 2001     Short     $40,125,000   $39,800,938      ($324,063)

                                         Number of       Expiration     Expiration
Call Options Contracts                   Contracts          Price          Date            Value
--------------------------              -----------      -----------    -----------       --------
U.S. Treasury                               300              102          07/27/01        $107,813
U.S. Treasury                               300              104          07/27/01          23,438
                                                                                          --------
                                                                                          $131,250
                                                                                          ========

(g) At June 30, 2001, the aggregate cost of securities for federal income tax purposes was $1,428,951,263 and the net unrealized depreciation of investments based on that cost was $5,378,362 which is comprised of 10,923,684 aggregate gross unrealized appreciation and $16,302,046 aggregate gross unrealized depreciation.






LB SERIES FUND, INC.
Money Market Portfolio
Portfolio of Investments
June 30, 2001
(unaudited)

Principal                                                                                              Maturity
Amount                                                                                       Yield        Date           Value
---------                                                                                    ------    ---------       -------
              BANK NOTES -- 2.2% (a)
              Banking -- Domestic -- 0.8%
$  3,000,000  Bank of America N.A.                                                           6.75%     9/17/2001 $   3,000,000
                                                                                                                 -------------
              Banking -- Foreign -- 1.4%
   5,000,000  International Bank of Reconstruction & Development                             4.14%      3/6/2002     5,086,440
                                                                                                                 -------------
                                                                                                                     8,086,440
                                                                                                                 -------------
              CERTIFICATES OF DEPOSIT -- 4.6% (a)
              Banking -- Domestic -- 1.1%
   4,000,000  Citibank Canada (Guaranteed Citibank NA)                                       3.98%     7/17/2001     4,000,038
                                                                                                                 -------------
              Banking -- Foreign -- 3.5%
   5,000,000  Deutsche Bank, New York                                                        3.62%     9/19/2001     5,000,330
   3,000,000  Svenska Handelsbanken NY                                                       6.90%     8/24/2001     2,999,917
   5,000,000  UBS Ag Stamford (Union Bank of Switzerland)                                    4.00%      8/1/2001     5,000,042
                                                                                                                 -------------
                                                                                                                    13,000,289
                                                                                                                 -------------
                                                                                                                    17,000,327
                                                                                                                 -------------
              COMMERCIAL PAPER -- 78.2% (a)
              Banking -- Domestic -- 8.9%
   2,981,000  Associates Financial Services Company of  Puerto Rico, Inc.
              (Guaranteed Citigroup)                                                         4.06%      7/6/2001     2,978,998
   3,000,000  Morgan J.P. & Co., Inc.                                                        3.92%     7/31/2001     2,989,951
   5,000,000  Wells Fargo Norwest Financial, Inc.                                            4.08%      8/1/2001     4,982,044
   4,732,000  River Fuel Co., Inc. (Bank of New York, Direct Pay Letter of Credit)           3.85%     8/17/2001     4,707,898
   3,000,000  River Fuel Funding Co., Inc. (Bank of New York, Direct
              Pay Letter of Credit)                                                          3.84%      9/7/2001     2,978,150
   9,700,000  Ventures Business Trust (Guaranteed J.P. Morgan & Co.)                         4.15%      7/2/2001    13,996,772
                                                                                                                 -------------
                                                                                                                    32,633,813
                                                                                                                 -------------
              Banking -- Foreign -- 9.5%
   5,000,000  Abbey National North America (Guaranteed Abbey National plc)                   4.68%     7/12/2001     4,992,283
     700,000  Abbey National North America (Guaranteed Abbey National plc)                   3.74%      8/8/2001       697,179
   5,000,000  Abbey National North America (Guaranteed Abbey National plc)                   3.60%     9/25/2001     4,956,863
   7,500,000  Centerior Fuel Corp. (Direct Pay Letter of Credit,
              Barclays Bank plc)                                                             3.81%     7/16/2001     7,487,333
   3,000,000  Svenska Handelsbank, Inc.                                                      4.26%      7/2/2001     2,999,295
   2,000,000  Svenska Handelsbank, Inc.                                                      3.76%     9/14/2001     1,984,293
   1,000,000  UBS Finance (Delaware) Inc. (Guaranteed Union
              Bank of Switzerland)                                                           3.74%      8/8/2001       995,970
   1,600,000  UBS Finance (Delaware) Inc. (Guaranteed Union
              Bank of Switzerland)                                                           4.20%     8/15/2001     1,591,516
   2,900,000  UBS Finance (Delaware) Inc. (Guaranteed Union
              Bank of Switzerland)                                                           3.83%     8/22/2001     2,883,776
   1,400,000  UBS Finance (Delaware) Inc. (Guaranteed Union
              Bank of Switzerland)                                                           4.23%     8/22/2001     1,391,405
   5,000,000  UBS Finance (Delaware) Inc. (Guaranteed Union
              Bank of Switzerland)                                                           3.61%     8/31/2001     4,969,086
                                                                                                                 -------------
                                                                                                                    34,948,999
                                                                                                                 -------------
              Chemicals -- 4.6%
   5,000,000  Dupont (E.I.) de Nemours and Co.                                               3.88%     8/10/2001     4,978,076
   2,000,000  Henkel Corp. (Guaranteed Henkel KGAA)                                          4.67%     7/31/2001     1,992,078
   4,000,000  Henkel Corp. (Guaranteed Henkel KGAA)                                          3.83%     8/17/2001     3,979,733
   1,000,000  Monsanto Co.                                                                   4.23%     8/15/2001       994,659
   5,000,000  Monsanto Co.                                                                   3.94%     9/12/2001     4,960,019
                                                                                                                 -------------
                                                                                                                    16,904,565
                                                                                                                 -------------
              Consumer Products -- 0.5%
   2,000,000  Kimberly-Clark Corp.                                                           4.21%     7/12/2001     1,997,213
                                                                                                                 -------------
              Drugs & Health Care -- 1.1%
   4,000,000  Schering Corp. (Guaranteed Schering Plough Corp.)                              3.97%     8/21/2001     3,977,236
                                                                                                                 -------------
              Finance -- Automotive -- 3.3%
   5,000,000  American Honda Finance Corp. (Guaranteed American Honda Motor)                 4.69%     7/20/2001     4,987,111
   1,300,000  American Honda Finance Corp. (Guaranteed American Honda Motor)                 4.24%     7/24/2001     1,296,360
     900,000  American Honda Finance Corp. (Guaranteed American Honda Motor)                 4.19%     7/26/2001       897,303
   5,000,000  American Honda Finance Corp. (Guaranteed American Honda Motor)                 3.67%     8/20/2001     4,974,146
                                                                                                                 -------------
                                                                                                                    12,154,920
                                                                                                                 -------------
              Finance -- Commercial -- 2.5%
   3,000,000  General Electric Capital Corp.                                                 3.81%     8/14/2001     2,985,825
     500,000  General Electric Capital Corp.                                                 3.62%     8/29/2001       497,000
     900,000  General Electric Capital Corp.                                                 3.94%      9/5/2001       893,468
   5,000,000  General Electric Capital Corp.                                                 3.75%     9/11/2001     4,962,283
                                                                                                                 -------------
                                                                                                                     9,338,576
                                                                                                                 -------------
              Finance -- Consumer -- 5.3%
   5,000,000  American Express Credit Corp.                                                  4.04%      8/1/2001     4,982,222
   5,000,000  American Express Credit Corp.                                                  3.92%     9/05/2001     4,963,988
   4,000,000  Swiss Re Financial Products                                                    4.28%      7/2/2001     3,999,056
   1,537,000  Swiss Re Financial Products                                                    3.95%     7/23/2001     1,533,141
   1,861,000  Swiss Re Financial Products                                                    3.91%     8/13/2001     1,852,175
   2,204,000  Swiss Re Financial Products                                                    3.91%     8/16/2001     2,192,836
                                                                                                                 -------------
                                                                                                                    19,523,418
                                                                                                                 -------------
              Finance -- Structured -- 19.2%
   4,000,000  Ciesco L.P.                                                                    4.25%      7/6/2001     3,997,187
   2,000,000  Ciesco L.P.                                                                    3.92%     7/25/2001     1,994,583
   4,000,000  Corporate Asset Funding Co.                                                    4.21%     7/26/2001     3,987,953
   4,000,000  Corporate Receivables Corp.                                                    4.75%     7/11/2001     3,994,268
   5,000,000  Corporate Receivables Corp.                                                    3.74%     8/28/2001     4,969,517
   4,000,000  CXC, Inc.                                                                      3.97%     7/25/2001     3,989,056
   4,000,000  CXC, Inc.                                                                      4.20%     8/10/2001     3,981,094
   5,000,000  CXC, Inc.                                                                      3.63%     9/21/2001     4,958,500
  15,000,000  Delaware Funding Corp.                                                         3.96%     7/12/2001     9,986,833
   6,700,000  Edison Asset Securitization, L.L.C.                                            4.16%      7/2/2001     6,698,452
   2,924,000  Edison Asset Securitization, L.L.C.                                            3.92%     7/26/2001     2,915,764
   5,000,000  Edison Asset Securitization, L.L.C.                                            3.85%     8/10/2001     4,978,247
   1,075,000  Preferred Receivables Funding                                                  3.97%     7/25/2001     1,072,051
   3,000,000  Preferred Receivables Funding                                                  3.67%      8/6/2001     2,988,746
   4,500,000  Preferred Receivables Funding                                                  3.76%      8/7/2001     4,482,235
   3,512,000  Triple-A One Funding Corp.                                                     3.87%      8/7/2001     3,497,765
   2,000,000  Triple-A One Funding Corp.                                                     3.71%      8/9/2001     1,991,800
                                                                                                                 -------------
                                                                                                                    70,484,051
                                                                                                                 -------------
              Food & Beverage -- 0.8%
   3,000,000  Coca-Cola Co.                                                                  4.70%     7/12/2001     2,995,360
                                                                                                                 -------------
              Insurance -- 11.4%
   5,000,000  Aegon Funding Corp. (Guaranteed Aegon N.V.)                                    4.21%     7/24/2001     4,986,100
   1,000,000  Aegon Funding Corp. (Guaranteed Aegon N.V.)                                    3.93%     7/30/2001       996,750
   4,000,000  Aegon Funding Corp. (Guaranteed Aegon N.V.)                                    4.04%     8/14/2001     3,980,000
   5,000,000  AIG Funding, Inc.                                                              4.19%     8/15/2001     4,973,550
   3,000,000  American Family Financial Services (Guaranteed American Family
              Mutual Insurance Co.)                                                          4.66%     7/16/2001     2,993,867
   3,000,000  American Family Financial Services (Guaranteed American Family
              Mutual Insurance Co.)                                                          3.92%     9/28/2001     2,970,975
   1,953,000  American Family Financial Services (Guaranteed American Family
              Mutual Insurance Co.)                                                          4.20%    10/17/2001     1,928,637
   3,000,000  American Family Financial Services (Guaranteed American Family
              Mutual Insurance Co.)                                                          3.70%    12/18/2001     2,948,273
   4,000,000  American General Corp.                                                         4.03%     8/31/2001     3,972,582
   4,150,000  Prudential Funding Corp.                                                       4.00%      7/9/2001     4,145,850
   2,767,000  Transamerica Finance Corp. (Guaranteed Aegon N.V.)                             4.18%      7/3/2001     2,766,043
   4,000,000  Transamerica Finance Corp. (Guaranteed Aegon N.V.)                             4.75%      7/9/2001     3,995,310
   1,090,000  USAA Capital Corp.                                                             4.11%      7/9/2001     1,088,888
                                                                                                                 -------------
                                                                                                                    41,746,825
                                                                                                                 -------------
              Oil & Gas -- 3.8%
   3,000,000  Chevron Transport Corp. (Guaranteed Chevron Corp.)                             4.03%      7/6/2001     2,998,000
   3,000,000  Chevron Transport Corp. (Guaranteed Chevron Corp.)                             4.69%     8/10/2001     2,984,215
   4,000,000  Chevron UK Investments, plc (Guaranteed Chevron Corp.)                         4.65%     7/18/2001     3,990,820
   4,000,000  Chevron UK Investments, plc (Guaranteed Chevron Corp.)                         3.99%     8/20/2001     3,977,673
                                                                                                                 -------------
                                                                                                                    13,950,708
                                                                                                                 -------------
              Services -- 3.2%
   5,000,000  Leland H. Stanford Junior University                                           4.75%      7/9/2001     4,994,125
   2,973,000  Northwestern University                                                        3.85%     10/9/2001     2,941,305
   2,000,000  Northwestern University                                                        3.80%    11/13/2001     1,971,742
   2,000,000  Northwestern University                                                        3.66%    11/20/2001     1,971,400
                                                                                                                 -------------
                                                                                                                    11,878,572
                                                                                                                 -------------
              Telecommunications -- Wireline -- 1.9%
   3,000,000  AT&T Corp.                                                                     7.09%     7/13/2001     3,000,000
   4,000,000  BellSouth Corp.                                                                3.80%     8/24/2001     3,976,961
                                                                                                                 -------------
                                                                                                                     6,976,961
                                                                                                                 -------------
              U.S. Municipal -- 2.2%
   2,600,000  City of Whiting, Indiana; Industrial Sewage & Solid Waste
              Disposal; Series 1995 (Guaranteed BP Amoco plc)                                4.06%      7/5/2001     2,600,000
   5,480,000  Gulf Coast Waste Disposal Authority; Pollution Control Revenue
              Bonds; Series 1995 (Guaranteed Amoco Oil Co.)                                  4.76%      7/6/2001     5,480,000
                                                                                                                 -------------
                                                                                                                     8,080,000
                                                                                                                 -------------
              Total Commercial Paper                                                                               287,591,217
                                                                                                                 -------------
              MEDIUM TERM NOTES -- 2.9% (a)
              Finance -- Commercial -- 0.3%
   1,000,000  General Electric Capital Corp.                                                 4.32%     4/15/2002     1,009,025
                                                                                                                 -------------
              Finance -- Consumer -- 1.1%
   4,000,000  Household Finance Corp.                                                        3.98%     7/20/2001     4,001,701
                                                                                                                 -------------
              Insurance -- 1.1%
   4,000,000  USAA Capital Corp.                                                             4.66%     11/1/2001     4,026,589
                                                                                                                 -------------
              Technology -- Hardware -- 0.4%
   1,500,000  IBM Credit Corp. (Guaranteed IBM)                                              5.18%    10/29/2001     1,507,012
                                                                                                                 -------------
              Total Medium Term Notes                                                                               10,544,327
                                                                                                                 -------------

              U.S. GOVERNMENT AGENCY -- 11.5% (a)
   5,500,000  Federal Home Loan Mortgage Corp.                                               4.78%     7/12/2001     5,491,457
   3,260,000  Federal Home Loan Mortgage Corp.                                               4.02%     7/19/2001     3,253,238
   3,600,000  Federal Home Loan Mortgage Corp.                                               5.20%     8/16/2001     3,576,500
   3,945,000  Federal Home Loan Mortgage Corp.                                               3.92%     9/13/2001     3,913,604
   5,000,000  Federal Home Loan Mortgage Corp.                                               3.97%    12/14/2001     4,910,933
   1,242,000  Federal National Mortgage Association                                          4.04%     7/25/2001     1,238,593
   3,000,000  Federal National Mortgage Association                                          6.93%      8/3/2001     2,999,894
   5,000,000  Federal National Mortgage Association                                          3.92%     8/30/2001     4,967,551
   5,000,000  Federal National Mortgage Association                                          3.77%    11/14/2001     5,049,663
   2,000,000  Federal National Mortgage Association                                          4.59%    12/14/2001     1,959,085
   5,000,000  Federal National Mortgage Association                                          3.99%    12/21/2001     5,055,763
                                                                                                                 -------------
              Total U.S. Government Agency                                                                          42,416,281
                                                                                                                 -------------
              VARIABLE RATE NOTES -- 0.6% (a,b)
              U.S. Municipal
   2,300,000  Illinois Student Assistance Commission (Bank of America, Illinois,
              Direct Pay Letter of Credit)                                                   3.87%      7/2/2001     2,300,000
                                                                                                                 -------------
              Total Investments (at amortized cost)                                                               $367,938,592(c)
                                                                                                                 =============

Notes to Portfolio of Investments:
----------------------------------

(a) The categories of investments are shown as a percentage of total investments of the Money Market Portfolio.

(b) Denotes variable rate obligations for which the current yield and the next scheduled interest reset date are shown.

(c) Also represents cost for federal income tax purposes.

The accompanying notes are an integral part of the financial statements.






LB SERIES FUND, INC.
OPPORTUNITY GROWTH PORTFOLIO
Financial Statements

Statement of Assets and Liabilities
June 30, 2001
(unaudited)

ASSETS:
Investments in securities, at value
(cost, $398,118,254)                                           $  404,602,383
Cash                                                                    3,604
Receivable for investment securities sold                           1,746,858
Dividends receivable                                                   40,492
                                                               --------------
Total assets                                                      406,393,337
                                                               --------------
LIABILITIES:
Payable for investment securities purchased                         6,868,477
                                                               --------------
NET ASSETS                                                     $  399,524,860
                                                               ==============
NET ASSETS CONSIST OF:
Paid-in capital (36,476,388 shares of capital
stock outstanding)                                             $  436,657,553
Undistributed net investment income                                   560,912
Accumulated net realized loss from sale
of investments                                                    (44,177,734)
Unrealized net appreciation of investments                          6,484,129
                                                               --------------
NET ASSETS                                                     $  399,524,860
                                                               ==============
Net asset value and public offering price per share
($399,524,860 and 36,476,388 shares of capital
stock outstanding)                                                     $10.95
                                                                       ======




Statement of Operations
Six Months Ended June 30, 2001
(unaudited)

INVESTMENT INCOME:
Income --
Dividend income                                                $      302,994
Interest income                                                     1,046,802
                                                               --------------
Total income                                                        1,349,796
                                                               --------------
Expenses --
Investment advisory fee                                               788,884
                                                               --------------
Net investment income                                                 560,912
                                                               --------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized loss on investment transactions                      (43,235,557)
Net change in unrealized appreciation of  investments             (12,656,424)
                                                               --------------
Net loss on investments                                           (55,891,981)
                                                               --------------
Net change in net assets resulting
from operations                                                $  (55,331,069)
                                                               ==============




Statement of Changes in Net Assets
                                                                  Six Months
                                                                    Ended
                                                                June 30, 2001      Year Ended
                                                                 (unaudited)    December 31, 2000
                                                               --------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                          $      560,912    $    1,238,214
Net realized gain (loss) on investments                           (43,235,557)       62,610,910
Net change in unrealized appreciation or depreciation
of investments                                                    (12,656,424)      (94,261,368)
                                                               --------------    --------------
Net change in net assets resulting from operations                (55,331,069)      (30,412,244)
                                                               --------------    --------------
DISTRIBUTIONS PAID TO SHAREHOLDERS--
Net investment income                                              (1,231,094)               --
Net realized gain on investments                                  (22,755,810)               --
                                                               --------------    --------------
Total distributions                                               (23,986,904)               --
                                                               --------------    --------------
CAPITAL STOCK TRANSACTIONS--
Proceeds from sale of shares                                       12,635,830        63,396,376
Reinvested dividend distributions                                  23,986,904                --
Cost of shares redeemed                                           (15,205,931)      (12,463,906)
                                                               --------------    --------------
Net increase in net assets from capital stock transactions         21,416,803        50,932,470
                                                               --------------    --------------
Net change in net assets                                          (57,901,170)       20,520,226

NET ASSETS:
Beginning of period                                               457,426,030       436,905,804
                                                               --------------    --------------
End of period (including undistributed net investment
income of $560,912  and $1,231,094, respectively)              $  399,524,860    $  457,426,030
                                                               ==============    ==============

The accompanying notes are an integral part of the financial statements.




LB SERIES FUND, INC.
MID CAP GROWTH PORTFOLIO
Financial Statements

Statement of Assets and Liabilities
June 30, 2001
(unaudited)

ASSETS:
Investments in securities, at value
(cost, $553,835,041)                                           $  553,141,108
Cash                                                                    9,117
Receivable for investment securities sold                           2,244,936
Dividend and interest receivable                                       93,882
                                                               --------------
Total assets                                                      555,489,043
                                                               --------------
LIABILITIES:
Payable for investment securities purchased                           985,132
                                                               --------------
NET ASSETS                                                     $  554,503,911
                                                               ==============
NET ASSETS CONSIST OF:
Paid-in capital (39,933,548 shares of capital
stock outstanding)                                             $  592,238,144
Undistributed net investment income                                   285,507
Accumulated net realized loss from sale
of investments                                                    (37,325,807)
Unrealized net depreciation of investments                           (693,933)
                                                               --------------
NET ASSETS                                                     $  554,503,911
                                                               ==============
Net asset value and public offering price per share
($554,503,911 and $39,933,548 shares of capital
stock outstanding)                                                     $13.89
                                                                       ======




Statement of Operations
Six Months Ended June 30, 2001
(unaudited)

INVESTMENT INCOME:
Income --
Dividend income                                                $      769,834
Interest income                                                       580,898
                                                               --------------
Total income                                                        1,350,732
                                                               --------------
Expenses --
Investment advisory fee                                             1,065,225
                                                               --------------
Net investment income                                                 285,507
                                                               --------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized loss on investment transactions                      (36,883,485)
Net change in unrealized depreciation of investments              (51,034,373)
                                                               --------------
Net loss on investments                                           (87,917,858)
                                                               --------------
Net change in net assets resulting
from operations                                                $  (87,632,351)
                                                               ==============




Statement of Changes in Net Assets
                                                                 Six Months
                                                                    Ended
                                                                June 30, 2001        Year Ended
                                                                 (unaudited)    December 31, 2000
                                                               --------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                          $      285,507    $    2,294,010
Net realized gain (loss) on investments                           (36,883,485)       38,813,770
Net change in unrealized appreciation or depreciation
of investments                                                    (51,034,373)       (6,053,259)
                                                               --------------    --------------
Net change in net assets resulting from operations                (87,632,351)       35,054,521
                                                               --------------    --------------
DISTRIBUTIONS PAID TO SHAREHOLDERS--
Net investment income                                              (2,294,010)               --
Net realized gain on investments                                  (38,559,252)      (26,139,698)
                                                               --------------    --------------
Total distributions                                               (40,853,262)      (26,139,698)
                                                               --------------    --------------
CAPITAL STOCK TRANSACTIONS--
Proceeds from sale of shares                                       62,497,632       285,173,764
Reinvested dividend distributions                                  40,853,262        26,139,698
Cost of shares redeemed                                            (8,970,653)       (3,289,466)
                                                               --------------    --------------
Net increase in net assets from capital stock transactions         94,380,241       308,023,996
                                                               --------------    --------------
Net change in net assets                                          (34,105,372)      316,938,819

NET ASSETS:
Beginning of period                                               588,609,283       271,670,464
                                                               --------------    --------------
End of period (including undistributed net investment
income of $285,507 and $2,294,010, respectively)               $  554,503,911    $  588,609,283
                                                               ==============    ==============

The accompanying notes are an integral part of the financial statements.




LB SERIES FUND, INC.
WORLD GROWTH PORTFOLIO
Financial Statements

Statement of Assets and Liabilities
June 30, 2001
(unaudited)

ASSETS:
Investments in securities, at value
(cost, $527,220,708)                                           $  466,390,908
Cash (including foreign currency holdings
of $7,381,256)                                                      7,411,457
Receivable for investment securities sold                           1,616,021
Dividend and interest receivable                                      875,047
                                                               --------------
Total assets                                                      476,293,433
                                                               --------------
LIABILITIES:
Payable for investment securities purchased                           913,848
                                                               --------------
NET ASSETS                                                     $  475,379,585
                                                               ==============
NET ASSETS CONSIST OF:
Paid-in capital (44,467,137 shares of capital
stock outstanding)                                             $  536,967,352
Undistributed net investment income                                 3,065,937
Accumulated net realized loss from sale of
investments and foreign currency transactions                      (3,692,068)
Unrealized net depreciation of investments and on
translation of assets and liabilities in
foreign currencies                                                (60,961,636)
                                                               --------------
NET ASSETS                                                     $  475,379,585
                                                               ==============
Net asset value and public offering price per share
($475,379,585 divided by 44,467,137 shares of
capital stock outstanding)                                             $10.69
                                                                       ======




Statement of Operations
Six Months Ended June 30, 2001
(unaudited)

INVESTMENT INCOME:
Income --
Dividend income (net of foreign taxes of $ 642,682)            $    4,721,788
Interest income                                                       505,140
                                                               --------------
Total income                                                        5,226,928
                                                               --------------
Expenses --
Investment advisory fee                                             2,160,991
                                                               --------------
Net investment income                                               3,065,937
                                                               --------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized loss on investment transactions                         (138,114)
Net realized loss on foreign currency transactions                 (1,865,175)
                                                               --------------
Net realized loss on investments and foreign
currency transactions                                              (2,003,289)
                                                               --------------
Net change in unrealized depreciation of investments              (89,534,297)
Net change in unrealized depreciation on translation of
assets and liabilities in foreign currencies                         (137,695)
                                                               --------------
Net change in unrealized depreciation of investments
and on translation of assets and liabilities in
foreign currencies                                                (89,671,992)
                                                               --------------
Net loss on investments and foreign currency                      (91,675,281)
                                                               --------------
Net change in net assets resulting
from operations                                                $  (88,609,344)
                                                               ==============





Statement of Changes in Net Assets
                                                                 Six Months
                                                                    Ended
                                                                June 30, 2001       Year Ended
                                                                 (unaudited)    December 31, 2000
                                                               --------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                          $    3,065,937    $    2,504,837
Net realized gain (loss) on investments and foreign
currency transactions                                              (2,003,289)       40,993,911
Net change in unrealized appreciation or depreciation of
investments and on translation of assets and liabilities
in foreign currencies                                             (89,671,992)     (144,443,989)
                                                               --------------    --------------
Net change in net assets resulting from operations                (88,609,344)     (100,945,241)
                                                               --------------    --------------
DISTRIBUTIONS PAID TO SHAREHOLDERS--
Net investment income                                              (1,846,137)               --
Net realized gain on investments                                  (41,324,202)      (14,798,386)
                                                               --------------    --------------
Total distributions                                               (43,170,339)      (14,798,386)
                                                               --------------    --------------
CAPITAL STOCK TRANSACTIONS--
Proceeds from sale of shares                                       18,282,095       121,495,074
Reinvested dividend distributions                                  43,170,339        14,798,386
Cost of shares redeemed                                           (15,630,607)       (9,352,706)
                                                               --------------    --------------
Net increase in net assets from capital stock transactions         45,821,827       126,940,754
                                                               --------------    --------------
Net change in net assets                                          (85,957,856)       11,197,127

NET ASSETS:
Beginning of period                                               561,337,441       550,140,314
                                                               --------------    --------------
End of period (including undistributed net investment
income of $3,065,937 and $1,846,137, respectively)             $  475,379,585    $  561,337,441
                                                               ==============    ==============

The accompanying notes are an integral part of the financial statements.





LB SERIES FUND, INC.
GROWTH PORTFOLIO
Financial Statements

Statement of Assets and Liabilities
June 30, 2001
(unaudited)

ASSETS:
Investments in securities, at value
(cost, $4,301,637,328)                                         $4,054,888,026
Cash                                                                   50,676
Receivable for investment securities sold                          45,789,028
Dividend and interest receivable                                    1,274,082
                                                               --------------
Total assets                                                    4,102,001,812
                                                               --------------
LIABILITIES:
Payable for investment securities purchased                        22,370,645
                                                               --------------
NET ASSETS                                                     $4,079,631,167
                                                               ==============
NET ASSETS CONSIST OF:
Paid-in capital (242,311,982 shares of capital
stock outstanding)                                             $4,521,178,550
Undistributed net investment income                                 9,402,914
Accumulated net realized loss from sale
of investments                                                   (204,200,995)
Unrealized net depreciation of investments                       (246,749,302)
                                                               --------------
NET ASSETS                                                     $4,079,631,167
                                                               ==============
Net asset value and public offering price per share
($4,079,631,167 divided by 242,311,982 shares of
capital stock interest outstanding)                                    $16.84
                                                                       ======




Statement of Operations
Six Months Ended June 30, 2001
(unaudited)

INVESTMENT INCOME:
Income --
Dividend income                                                $   13,721,347
Interest income                                                     4,223,272
                                                               --------------
Total income                                                       17,944,619
                                                               --------------
Expenses --
Investment advisory fee                                             8,472,344
                                                               --------------
Net investment income                                               9,472,275
                                                               --------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized loss on investment transactions                     (144,329,900)
Net realized gain on closed or expired option
contracts written                                                     285,945
                                                               --------------
Net realized loss on investments                                 (144,043,955)
Net change in unrealized depreciation of investments             (368,265,098)
                                                               --------------
Net loss on investments                                          (512,309,053)
                                                               --------------
Net change in net assets resulting
from operations                                                $ (502,836,778)
                                                               ==============




Statement of Changes in Net Assets
                                                                 Six Months
                                                                    Ended
                                                                June 30, 2001      Year Ended
                                                                (unaudited)     December 31, 2000
                                                               --------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                          $    9,472,275    $   24,599,670
Net realized gain (loss) on investments                          (144,043,955)      871,424,479
Net change in unrealized appreciation or depreciation
of investments                                                   (368,265,098)   (1,140,123,777)
                                                               --------------    --------------
Net change in net assets resulting from operations               (502,836,778)     (244,099,628)
                                                               --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS--
Net investment income                                              (8,963,088)      (15,555,175)
Net realized gain on investments                                 (909,201,391)     (823,110,265)
                                                               --------------    --------------
Total distributions                                              (918,164,479)     (838,665,440)
                                                               --------------    --------------
CAPITAL STOCK TRANSACTIONS--
Proceeds from sale of shares                                       50,963,753       232,805,776
Reinvested dividend distributions                                 918,164,479       838,665,440
Cost of shares redeemed                                          (164,149,512)     (206,341,987)
                                                               --------------    --------------
Net increase in net assets from capital stock transactions        804,978,720       865,129,229
                                                               --------------    --------------
Net change in net assets                                         (616,022,537)     (217,635,839)

NET ASSETS:
Beginning of period                                             4,695,653,704     4,913,289,543
                                                               --------------    --------------
End of period (including undistributed net investment
income of $9,402,914 and $8,893,727, respectively)             $4,079,631,167    $4,695,653,704
                                                               ==============    ==============

The accompanying notes are an integral part of the financial statements.




LB SERIES FUND, INC.
HIGH YIELD PORTFOLIO
Financial Statements

Statement of Assets and Liabilities
June 30, 2001
(unaudited)

ASSETS:
Investments in securities, at value
(cost, $1,608,694,825)                                         $1,058,495,367
Cash                                                                    9,803
Receivable for investment securities sold                          11,518,438
Interest and dividends receivable                                  28,121,289
Receivable for variation margin on open
futures contracts                                                      80,625
Initial margin deposit on open futures contracts                      177,000
                                                               --------------
Total assets                                                    1,098,402,522
                                                               --------------
LIABILITIES:
Payable for investment securities purchased                        18,499,074
                                                               --------------
NET ASSETS                                                     $1,079,903,448
                                                               ==============
NET ASSETS CONSIST OF:
Paid-in capital (186,220,182 shares of capital
stock outstanding)                                             $1,821,165,715
Accumulated net realized loss from sale
of investments                                                   (190,964,372)
Unrealized net depreciation of investments                       (550,297,895)
                                                               --------------
NET ASSETS                                                     $1,079,903,448
                                                               ==============
Net asset value and public offering price per share
($1,079,903,448 divided by 186,220,182 shares of
capital stock outstanding)                                             $ 5.80
                                                                       ======




Statement of Operations
Six Months Ended June 30, 2001
(unaudited)

INVESTMENT INCOME:
Income --
Interest income                                                $   70,300,145
Dividend income                                                     6,507,790
                                                               --------------
Total income                                                       76,807,935
                                                               --------------
Expenses --
Investment advisory fee                                             2,316,591
                                                               --------------
Net investment income                                              74,491,344
                                                               --------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized loss on investment transactions                     (110,557,681)
Net realized gain on closed futures contracts                         265,198
                                                               --------------
Net realized loss on investments                                 (110,292,483)
Net change in unrealized depreciation of investments                 (659,325)
                                                               --------------
Net loss on investments                                          (110,951,808)
                                                               --------------
Net change in net assets resulting
from operations                                                $  (36,460,464)
                                                               ==============




Statement of Changes in Net Assets
                                                                   Six Months
                                                                        Ended
                                                                June 30, 2001       Year Ended
                                                                  (unaudited)   December 31, 2000
                                                               --------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                          $   74,491,344    $  173,243,505
Net realized loss on investment transactions                     (110,292,483)      (65,526,382)
Net change in unrealized appreciation or depreciation
of investments                                                       (659,325)     (409,484,333)
                                                               --------------    --------------
Net change in net assets resulting from operations                (36,460,464)     (301,767,210)
                                                               --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS--
Net investment income                                             (74,491,344)     (172,850,036)
                                                               --------------    --------------
CAPITAL STOCK TRANSACTIONS--
Proceeds from sale of shares                                       13,847,154        40,219,909
Reinvested dividend distributions                                  75,354,440       171,986,940
Cost of shares redeemed                                           (48,670,526)     (113,001,798)
                                                               --------------    --------------
Net increase in net assets from capital stock transactions         40,531,068        99,205,051
                                                               --------------    --------------
Net change in net assets                                          (70,420,740)     (375,412,195)

NET ASSETS:
Beginning of period                                             1,150,324,188     1,525,736,383
                                                               --------------    --------------
End of period                                                  $1,079,903,448    $1,150,324,188
                                                               ==============    ==============

The accompanying notes are an integral part of the financial statements.




LB SERIES FUND, INC.
INCOME PORTFOLIO
Financial Statements

Statement of Assets and Liabilities
June 30, 2001
(unaudited)

ASSETS:
Investments in securities, at value
(cost, $1,428,951,263)                                         $1,423,572,901
Cash                                                                   16,734
Receivable for investment securities sold                           6,179,616
Receivable for variation margin on open
futures contracts                                                     337,500
Interest and dividends receivable                                  14,543,016
                                                               --------------
Total assets                                                    1,444,649,767
                                                               --------------
LIABILITIES:
Open options written, at value (premium
received $293,649)                                                    131,250
Payable for investment securities purchased                       286,314,076
                                                               --------------
Total liabilities                                                 286,445,326
                                                               --------------
NET ASSETS                                                     $1,158,204,441
                                                               ==============
NET ASSETS CONSIST OF:
Paid-in capital (119,169,424 shares of capital
stock outstanding)                                             $1,189,041,303
Accumulated net realized loss from sale
of investments                                                    (25,296,836)
Unrealized net depreciation of investments                         (5,540,026)
                                                               --------------
NET ASSETS                                                     $1,158,204,441
                                                               ==============
Net asset value and public offering price per share
($1,158,204,441 divided by 119,169,424 shares of
capital stock outstanding)                                             $ 9.72
                                                                       ======




Statement of Operations
Six Months Ended June 30, 2001
(unaudited)

INVESTMENT INCOME:
Income --
Interest income                                                $   38,511,826
Dividend income                                                       182,668
                                                               --------------
Total income                                                       38,694,494
                                                               --------------
Expenses --
Investment advisory fee                                             2,246,776
                                                               --------------
Net investment income                                              36,447,718
                                                               --------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain on investment transactions                       18,247,571
Net realized gain on closed or expired option
contracts written                                                     105,516
Net realized gain on closed futures contracts                          70,196
                                                               --------------
Net realized gain on investments                                   18,423,283
Net change in unrealized depreciation of investments              (17,814,286)
                                                               --------------
Net gain on investments                                               608,997
                                                               --------------
Net increase in net assets resulting
from operations                                                $   37,056,715
                                                               ==============




Statement of Changes in Net Assets
                                                                 Six Months
                                                                    Ended
                                                                June 30, 2001       Year Ended
                                                                 (unaudited)    December 31, 2000
                                                               --------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                          $   36,447,718    $   71,610,742
Net realized gain (loss) on investment transactions                18,423,283       (15,045,229)
Net change in unrealized appreciation or depreciation
of investments                                                    (17,814,286)       47,753,954
                                                               --------------    --------------
Net increase in net assets resulting from operations               37,056,715       104,319,467
                                                               --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS--
Net investment income                                             (36,447,718)      (71,610,742)
                                                               --------------    --------------
CAPITAL STOCK TRANSACTIONS--
Proceeds from sale of shares                                       52,918,526        30,137,846
Reinvested dividend distributions                                  36,825,500        71,232,960
Cost of shares redeemed                                           (27,160,547)     (105,072,128)
                                                               --------------    --------------
Net change in net assets from capital stock transactions           62,583,479        (3,701,322)
                                                               --------------    --------------
Net increase in net assets                                         63,192,476        29,007,403

NET ASSETS:
Beginning of period                                             1,095,011,965     1,066,004,562
                                                               --------------    --------------
End of period                                                  $1,158,204,441    $1,095,011,965
                                                               ==============    ==============

The accompanying notes are an integral part of the financial statements.




LB SERIES FUND, INC.
MONEY MARKET PORTFOLIO
Financial Statements

Statement of Assets and Liabilities
June 30, 2001
(unaudited)

ASSETS:
Investments in securities, at amortized cost and value         $  367,938,592
Cash                                                                   55,303
Interest receivable                                                 1,063,623
                                                               --------------
Total assets                                                      369,057,518
                                                               --------------
NET ASSETS                                                     $  369,057,518
                                                               ==============
NET ASSETS CONSIST OF:
Paid-in capital (369,057,518 shares of capital
stock outstanding)                                             $  369,057,518
                                                               ==============
Net asset value and public offering price per share
($369,057,518 divided by 369,057,518 shares of
capital stock outstanding)                                             $ 1.00
                                                                       ======




Statement of Operations
Six Months Ended June 30, 2001
(unaudited)

INVESTMENT INCOME:
Income --
Interest income                                                $    8,855,701
                                                               --------------
Expenses --
Investment advisory fee                                               664,855
                                                               --------------
Net investment income                                          $    8,190,846
                                                               ==============




Statement of Changes in Net Assets
                                                                   Six Months
                                                                        Ended
                                                                June 30, 2001       Year Ended
                                                                  (unaudited)   December 31, 2000
                                                               --------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                          $    8,190,846    $   16,466,698
                                                               --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS--
Net investment income                                              (8,190,846)      (16,466,698)
                                                               --------------    --------------
CAPITAL STOCK TRANSACTIONS--
Proceeds from sale of shares                                      103,385,274       105,809,265
Reinvested dividend distributions                                   8,290,770        16,366,775
Cost of shares redeemed                                           (34,284,572)     (125,392,921)
                                                               --------------    --------------
Net change in net assets from capital stock transactions           77,391,472        (3,216,881)
                                                               --------------    --------------
Net change in net assets                                           77,391,472        (3,216,881)

NET ASSETS:
Beginning of period                                               291,666,046       294,882,927
                                                               --------------    --------------
End of period                                                  $  369,057,518    $  291,666,046
                                                               ==============    ==============

The accompanying notes are an integral part of the financial statements.




LB SERIES FUND, INC.
Financial Highlights
For a share outstanding throughout each period (a)


                                                                                                                For the
                                                 Six                                                          period from
                                                Months                                                          1/18/96
                                                Ended                                                          (effective
                                              6/30/2001                                                         date) to
OPPORTUNITY GROWTH PORTFOLIO                 (unaudited)       2000          1999        1998        1997      12/31/96
                                             -----------     --------      --------    --------    --------    ---------
Net asset value, beginning of period           $13.25         $14.10        $11.06      $11.55      $11.50       $10.00
                                             --------       --------      --------    --------    --------     --------
Income From Investment Operations --
Net investment income                            0.02           0.04         (0.01)       0.03        0.06         0.02
Net realized and unrealized gain (loss)
on investments (b)                              (1.62)         (0.89)         3.05       (0.37)       0.05         1.90
                                             --------       --------      --------    --------    --------     --------
Total from investment operations                (1.60)         (0.85)         3.04       (0.34)       0.11         1.92
                                             --------       --------      --------    --------    --------     --------
Less Distributions --
Dividends from net investment income            (0.04)            --            --       (0.03)      (0.06)       (0.02)
Distributions from net realized gain on
investments                                     (0.66)            --            --       (0.12)         --        (0.40)
                                             --------       --------      --------    --------    --------     --------
Total distributions                             (0.70)            --            --       (0.15)      (0.06)       (0.42)
                                             --------       --------      --------    --------    --------     --------
Net asset value, end of period                 $10.95         $13.25        $14.10      $11.06      $11.55       $11.50
                                             ========       ========      ========    ========    ========     ========
Total investment return at net asset
value (c)                                     (12.01%)        (6.05%)       27.55%      (2.99%)      0.93%       19.17%
Net assets, end of period ($ millions)         $399.5         $457.4        $436.9      $372.2      $391.5       $246.6
Ratio of expenses to average net assets         0.40%(d)       0.40%         0.40%       0.40%       0.40%        0.40%(d)
Ratio of net investment income to average
net assets.                                     0.28%(d)       0.26%        (0.09%)      0.30%       0.65%        0.27%(d)
Portfolio turnover rate                           63%           147%           60%        134%        147%         155%

                                                                                       For the
                                                Six                                   period from
                                               Months                                   1/30/98
                                               Ended                                  (effective
                                             6/30/2001                                 date) to
MID CAP GROWTH PORTFOLIO                    (unaudited)        2000          1999      12/31/98
                                            -----------      --------      --------    --------
                                            C>
Net asset value, beginning of period           $17.59         $16.62        $11.13      $10.00
                                             --------       --------      --------    --------
Income From Investment Operations:
Net investment income                              --           0.07          0.02        0.04
Net realized and unrealized gain (loss)
on investments (b)                              (2.53)          2.24          5.49        1.13
                                             --------       --------      --------    --------
Total from investment operations                (2.53)          2.31          5.51        1.17
                                             --------       --------      --------    --------
Less Distributions:
Dividends from net investment income            (0.07)            --         (0.02)      (0.04)
Distributions from net realized gain
on investments                                  (1.10)         (1.34)           --          --
                                             --------       --------      --------    --------
Total distributions                             (1.17)         (1.34)        (0.02)      (0.04)
                                             --------       --------      --------    --------
Net asset value, end of period                 $13.89         $17.59        $16.62      $11.13
                                             ========       ========      ========    ========
Total investment return at net asset
value (c)                                     (14.51%)        13.37%        49.64%      11.62%
Net assets, end of period ($ millions)         $554.5         $588.6        $271.7       $95.7
Ratio of expenses to average net assets         0.40%(d)       0.40%         0.40%       0.40%(d)
Ratio of net investment income to
average net assets                              0.11%(d)       0.49%         0.26%       0.64%(d)
Portfolio turnover rate                           69%           117%          148%        125%



                                                                                                                For the
                                                 Six                                                          period from
                                                Months                                                          1/18/96
                                                Ended                                                          (effective
                                              6/30/2001                                                         date) to
WORLD GROWTH PORTFOLIO                       (unaudited)      2000          1999        1998        1997      12/31/96
                                             -----------    --------      --------    --------    --------     --------
Net asset value, beginning of period           $13.83         $16.93        $12.67      $11.12      $10.95       $10.00
                                             --------       --------      --------    --------    --------     --------
Income From Investment Operations:
Net investment income                            0.07           0.06          0.11        0.12        0.10         0.08
Net realized and unrealized gain (loss)
on investments (b)                              (2.14)         (2.73)         4.21        1.74        0.21         0.96
                                             --------       --------      --------    --------    --------     --------
Total from investment operations                (2.07)         (2.67)         4.32        1.86        0.31         1.04
                                             --------       --------      --------    --------    --------     --------
Less Distributions:
Dividends from net investment income            (0.05)            --         (0.06)      (0.21)      (0.13)       (0.09)
Distributions from net realized gain on
investments                                     (1.02)         (0.43)           --       (0.10)      (0.01)          --
                                             --------       --------      --------    --------    --------     --------
Total distributions                             (1.07)         (0.43)        (0.06)      (0.31)      (0.14)       (0.09)
                                             --------       --------      --------    --------    --------     --------
Net asset value, end of period                 $10.69         $13.83        $16.93      $12.67      $11.12        10.95
                                             ========       ========      ========    ========    ========     ========
Total investment return at net asset
value (c)                                     (15.71%)       (16.12%)       34.13%      16.75%       2.81%       10.41%
Net assets, end of period ($ millions)         $475.4         $561.3        $550.1      $369.7      $287.2       $174.1
Ratio of expenses to average net assets         0.85%(d)       0.85%         0.85%       0.85%       0.85%        0.85%(d)
Ratio of net investment income to average
net assets                                      1.20%(d)       0.44%         0.89%       1.04%       1.08%        1.34%(d)
Portfolio turnover rate                           14%            38%           23%         19%         19%           9%

                                                 Six
                                                Months
                                                Ended
                                              6/30/2001
GROWTH PORTFOLIO                             (unaudited)      2000          1999        1998        1997         1996
                                             -----------    --------      --------    --------    --------     --------
Net asset value, beginning of period           $24.06         $30.24        $23.51      $21.58      $19.32       $18.27
                                             --------       --------      --------    --------    --------     --------
Income From Investment Operations:
Net investment income                            0.04           0.13          0.11        0.19        0.21         0.24
Net realized and unrealized gain (loss)
on investments (b)                              (2.51)         (1.18)         9.14        5.28        4.97         3.43
                                             --------       --------      --------    --------    --------     --------
Total from investment operations                (2.47)         (1.05)         9.25        5.47        5.18         3.67
                                             --------       --------      --------    --------    --------     --------
Less Distributions:
Dividends from net investment income            (0.05)         (0.08)        (0.11)      (0.19)      (0.21)       (0.24)
Distributions from net realized gain
on investments                                  (4.70)         (5.05)        (2.41)      (3.35)      (2.71)       (2.38)
                                             --------       --------      --------    --------    --------     --------
Total distributions                             (4.75)         (5.13)        (2.52)      (3.54)      (2.92)       (2.62)
                                             --------       --------      --------    --------    --------     --------
Net asset value, end of period                 $16.84         $24.06        $30.24      $23.51      $21.58       $19.32
                                             ========       ========      ========    ========    ========     ========
Total investment return at net asset
value (c)                                     (10.71%)        (4.95%)       43.61%      28.38%      30.18%       22.44%
Net assets, end of period ($ millions)       $4,079.6       $4,695.7      $4,913.3    $3,320.0    $2,426.1     $1,658.6
Ratio of expenses to average net assets         0.40%(d)       0.40%         0.40%       0.40%       0.40%        0.40%
Ratio of net investment income to average
net assets                                      0.44%(d)       0.48%         0.45%       0.94%       1.11%        1.41%
Portfolio turnover rate                           51%           108%          124%        152%        193%         223%


                                                 Six
                                                Months
                                                Ended
                                              6/30/2001
HIGH YIELD PORTFOLIO                         (unaudited)      2000          1999        1998        1997         1996
                                             -----------    --------      --------    --------    --------     --------
Net asset value, beginning of period           $ 6.39         $ 9.09        $ 9.16      $10.44      $10.06       $ 9.94
                                             --------       --------      --------    --------    --------     --------
Income From Investment Operations:
Net investment income                            0.41           0.99          0.99        0.99        0.98         0.98
Net realized and unrealized gain (loss)
on investments (b)                              (0.59)         (2.70)        (0.07)      (1.12)       0.37         0.12
                                             --------       --------      --------    --------    --------     --------
Total from investment operations                (0.18)         (1.71)         0.92       (0.13)       1.35         1.10
                                             --------       --------      --------    --------    --------     --------
Less Distributions:
Dividends from net investment income            (0.41)         (0.99)        (0.99)      (1.00)      (0.97)       (0.98)
Distributions from net realized gain
on investments                                     --             --            --       (0.15)         --           --
                                             --------       --------      --------    --------    --------     --------
Total distributions                             (0.41)         (0.99)        (0.99)      (1.15)      (0.97)       (0.98)
                                             --------       --------      --------    --------    --------     --------
Net asset value, end of period                 $ 5.80         $ 6.39        $ 9.09      $ 9.16      $10.44       $10.06
                                             ========       ========      ========    ========    ========     ========
Total investment return at net asset
value (c)                                      (3.29%)       (20.56%)       10.52%      (1.50%)     14.10%       11.55%
Net assets, end of period ($ millions)       $1,079.9       $1,150.3      $1,525.7    $1,427.3    $1,344.6     $1,026.7
Ratio of expenses to average net assets         0.40%(d)       0.40%         0.40%       0.40%       0.40%        0.40%
Ratio of net investment income to average
net assets                                     12.79%(d)      12.16%        10.71%      10.04%       9.58%        9.83%
Portfolio turnover rate                           54%            62%           59%         71%        105%         107%



                                                 Six
                                                Months
                                                Ended
                                              6/30/2001
INCOME PORTFOLIO                             (unaudited)      2000          1999        1998        1997         1996
                                             -----------    --------      --------    --------    --------     --------
Net asset value, beginning of period           $ 9.71         $ 9.41        $10.21      $ 9.92      $ 9.75       $10.08
                                             --------       --------      --------    --------    --------     --------
Income From Investment Operations:
Net investment income                            0.32           0.64          0.59        0.61        0.65         0.63
Net realized and unrealized gain (loss)
on investments (b)                               0.01           0.30         (0.80)       0.29        0.17        (0.33)
                                             --------       --------      --------    --------    --------     --------
Total from investment operations                 0.33           0.94         (0.21)       0.90        0.82         0.30
                                             --------       --------      --------    --------    --------     --------
Less Distributions:
Dividends from net investment income            (0.32)         (0.64)        (0.59)      (0.61)      (0.65)       (0.63)
                                             --------       --------      --------    --------    --------     --------
Net asset value, end of period                 $ 9.72         $ 9.71        $ 9.41      $10.21      $ 9.92       $ 9.75
                                             ========       ========      ========    ========    ========     ========
Total investment return at net asset
value (c)                                       3.41%         10.36%        (2.01%)      9.37%       8.75%        3.21%
Net assets, end of period ($ millions)       $1,158.2       $1,095.0      $1,066.0    $1,074.3      $880.4       $801.2
Ratio of expenses to average net assets         0.40%(d)       0.40%         0.40%       0.40%       0.40%        0.40%
Ratio of net investment income to average
net assets                                      6.45%(d)       6.83%         6.09%       6.06%       6.68%        6.54%
Portfolio turnover rate                          107%           136%           91%         86%        117%         150%


                                                 Six
                                                Months
                                                Ended
                                              6/30/2001
MONEY MARKET PORTFOLIO                       (unaudited)      2000          1999        1998        1997         1996
                                             -----------    --------      --------    --------    --------     --------
Net asset value, beginning of period           $ 1.00         $ 1.00        $ 1.00      $ 1.00      $ 1.00       $ 1.00
                                             --------       --------      --------    --------    --------     --------
Net investment income from investment
operations                                       0.02           0.06          0.05        0.05        0.05         0.05
Less: Dividends from net investment income      (0.02)         (0.06)        (0.05)      (0.05)      (0.05)       (0.05)
                                             --------       --------      --------    --------    --------     --------
Net asset value, end of period                 $ 1.00         $ 1.00        $ 1.00      $ 1.00      $ 1.00       $ 1.00
                                             ========       ========      ========    ========    ========     ========
Total return (c)                                2.50%          6.21%         4.94%       5.32%       5.43%        5.20%
Net assets, end of period ($ millions)         $369.1         $291.7        $294.9      $193.8      $121.2       $103.9
Ratio of expenses to average net assets         0.40%(d)       0.40%         0.40%       0.40%       0.40%        0.40%
Ratio of net investment income to average
net assets                                      4.90%(d)       6.03%         4.86%       5.16%       5.27%        5.07%


NOTES TO FINANCIAL HIGHLIGHTS:

(a) All per share amounts have been rounded to the nearest cent.

(b) The amount shown is a balancing figure and may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemption of fund shares.

(b) The amount shown is a balancing figure and may not accord with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemption of fund shares.

(c) Total return is based on the change in net asset value during the period and assumes reinvestment of all distributions.

(c) Total return is based on the change in net asset value during the period and assumes reinvestment of all distributions.

(d) Computed on an annualized basis.

The accompanying notes are an integral part of the financial statements.


LB SERIES FUND, INC.
Notes to Financial Statements
June 30, 2001
(unaudited)

(1) ORGANIZATION

The LB Series Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. The Fund is divided into seven separate series (the "Portfolio(s)"), each with its own investment objective and policies. The seven Portfolios of the Fund are: Opportunity Growth Portfolio, Mid Cap Growth Portfolio, World Growth Portfolio, Growth Portfolio, High Yield Portfolio, Income Portfolio and Money Market Portfolio. The assets of each portfolio are segregated and each has a separate class of capital stock. The Fund serves as the investment vehicle to fund benefits for variable life insurance and variable annuity contracts issued by Lutheran Brotherhood
(LB) and Lutheran Brotherhood Variable Insurance Products Company (LBVIP), an indirect wholly owned subsidiary of Lutheran Brotherhood.

(2) SIGNIFICANT ACCOUNTING POLICIES

Investment Security Valuations

Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the last quoted sales price at the close of each business day. Over-the-counter securities and listed securities for which no price is readily available are valued at prices within the range of the current bid and asked prices considered best to represent the value in the circumstances, based on quotes that are obtained from an independent pricing service approved by the Board of Directors. The pricing service, in determining values of securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price. For all Portfolios other than the Money Market Portfolio, short-term securities with maturities of 60 days or less are valued at amortized cost; those with maturities greater than 60 days are valued at the mean between bid and asked price. Short-term securities held by the Money Market Portfolio are valued on the basis of amortized cost (which approximates market value), whereby a security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The Money Market Portfolio follows procedures necessary to maintain a constant net asset value of $1.00 per share. All other securities for which market values are not readily available are appraised at fair value as determined in good faith by or under the direction of the Board of Directors.

Foreign Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities of the World Growth
Portfolio that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Federal Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income on a timely basis. It is also the intention of the Funds to distribute an amount sufficient to avoid imposition of any federal excise tax. Each Fund is treated as a separate taxable entity for federal income tax purposes.

Securities Transactions and Investment Income

Securities transactions are accounted for on trade date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

Interest income is determined on the basis of interest or discount earned on any short-term securities and interest earned on all other debt securities, including amortization of discount or premium. Dividend income is recorded on the ex-dividend date. For payment-in-kind securities, income is recorded on the ex-dividend date in the amount of the value received.

Distributions to Shareholders

Dividends from net investment income, if available, are declared and reinvested daily for the High Yield, Income and Money Market Portfolios, and annually after the close of the Fund's fiscal year for the Opportunity Growth, Mid Cap Growth, World Growth and Growth Portfolios. With the exception of the Money Market Portfolio, net realized gains from securities transactions, if any, are distributed at least annually after the close of the Fund's fiscal year. Short-term gains and losses of the Money Market Portfolio are included in interest income and distributed daily. Dividends and capital gains are recorded on the ex-dividend date.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of distributions, the year in which amounts are distributed may differ from the year that the income or net realized gains were recorded by the Fund.

Options, Financial Futures and Forward Foreign
Currency Contracts

The Fund, with the exception of the Money Market Portfolio, may buy put and call options, write covered call options and buy and sell futures contracts. The Fund intends to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The World Growth Portfolio may also enter into options and futures contracts on foreign currencies and forward foreign currency contracts to protect against adverse foreign exchange rate fluctuation.

Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Upon entering into a futures contract, the Fund is required to deposit initial margin, either cash or securities in an amount equal to a certain percentage of the contract value. Subsequent variation margin payments are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund realizes a gain or loss when the contract is closed or expires.

Forward foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed.

Dollar Roll Transactions

The Income Portfolio enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Portfolio sells mortgage securities and simultaneously agrees to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Portfolio forgoes principal and interest paid on the mortgage securities sold. The Portfolio is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Portfolio to "roll over" its purchase commitments. The Income Portfolio earned $2,009,609 from such fees for the six months ended June 30, 2001.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring securities consistent with its investment objectives and policies and not for the purpose of investment leverage or to speculate on interest rate changes. On the trade date, assets of the Fund are segregated on the Fund's records in a dollar amount sufficient to make payment for the securities to be purchased. Income is not accrued until settlement date.

Accounting Estimates

The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(3)  INVESTMENT ADVISORY FEES AND OTHER EXPENSES

Investment Advisory Fees

Each Portfolio pays Lutheran Brotherhood, the Fund's investment advisor, a fee for its advisory services. The fees are accrued daily and paid monthly. The fees are based on the following annual rates of average daily net assets: Opportunity Growth, Mid Cap Growth, Growth, High Yield, Income and Money Market Portfolios, 0.40%; World Growth Portfolio, 0.85%.

Lutheran Brotherhood pays T. Rowe Price International an annual sub-advisory fee for the performance of sub-advisory services for the World Growth Portfolio. The fee payable is equal to 0.45% of the
Portfolio's average daily net assets. The total amount paid by Lutheran Brotherhood to T. Rowe Price International under the investment sub-advisory contract for the six months ended June 30, 2001 was
1,144,054

Lutheran Brotherhood has entered into an agreement with Aid Association for Lutherans (AAL) under which Lutheran Brotherhood will merge with and into AAL. The merger is subject to approval from several government agencies and certain other conditions. Upon completion of the merger, the merged organization will serve as the investment advisor to each portfolio, subject to approval of a new investment advisory contract by the Fund's Board of Directors and by shareholders. It is anticipated that the scope of services and fees payable under the new investment advisory contract will be equivalent to the services and fees under the Fund's current investment advisory contract.

Other Expenses

All other expenses associated with operating the Fund are paid or reimbursed to the Fund by LB and LBVIP pursuant to an Expense Reimbursement Agreement. The Expense Reimbursement Agreement can be terminated at any time by the mutual agreement of the Fund, LB and LBVIP, but the Fund, LB and LBVIP currently contemplate that the Expense Reimbursement Agreement will continue so long as the Fund remains in existence.

The Fund has adopted a director fee deferral plan that allows the independent directors of the Fund to defer the receipt of all or a portion of their director fees. Amounts that are deferred are invested in the Lutheran Brotherhood Family of Funds until distribution in accordance with the plan.

Certain officers and non-independent directors of the Fund are officers of Lutheran Brotherhood and officers or directors of LBVIP; however, they receive no compensation from the Fund.

(4) DISTRIBUTIONS FROM CAPITAL GAINS

During the six months ended June 30, 2001, distributions from net realized capital gains of $22,755,810, $38,559,252, $41,324,202 and
$909,201,391, were paid by the Opportunity Growth, Mid Cap Growth, World Growth and Growth Portfolios, respectively. These distributions related to net capital gains realized during the year ended December 31, 2000.

(5) CAPITAL LOSS CARRYOVER

At June 30, 2001, the High Yield and Income Portfolios had accumulated net realized capital loss carryovers expiring as follows:

  Year          High Yield       Income
------------  ------------   ------------
2002                    --    $ 1,019,053
2004                    --      3,667,020
2006            $4,536,501             --
2007               597,597     13,947,561
2008            14,056,110     22,712,597
              ------------   ------------
Total          $19,190,208   $ 41,346,231
              ============   ============

To the extent these Portfolios realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers. Temporary timing differences of $942,178, $442,322, $1,688,778,
$60,157,039, $61,481,680, and $2,373,888 existed between accumulated net realized capital gains or losses for financial statement and tax purposes as of June 30, 2001 for the Opportunity Growth, Mid Cap Growth, World Growth, Growth, High Yield, and Income Portfolios, respectively. These differences are due primarily to deferral of capital losses for tax purposes.

(6) INVESTMENT TRANSACTIONS

Purchases and Sales of Investment Securities

For the six months ended June 30, 2001, the cost of purchases and the proceeds from sales of investment securities other than U.S. Government and short-term securities were as follows:

                                               In thousands
Portfolio                                   Purchases          Sales
------------------                       ------------      ------------
Opportunity Growth                         $  230,732       $  247,870
Mid Cap Growth                                380,268          363,218
World Growth                                   69,824          709,099
Growth                                      2,189,575        2,113,499
High Yield                                    702,239          584,675
Income                                        680,606          729,060

Purchases and sales of U.S. Government securities were:

                                               In thousands
Portfolio                                   Purchases          Sales
------------------                       ------------      ------------
Growth                                       $ 23,084         $  6,069
Income                                        467,302          414,425


Investments in Restricted Securities

The High Yield Portfolio owns restricted securities that were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. The aggregate value of restricted securities was $348,497 at June 30, 2001, which represented 0.003% of the net assets of the High Yield Portfolio.

Investments in High Yielding Securities

The High Yield Portfolio invests primarily in high yielding fixed income securities. The Income Portfolio may also invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

Investments in Options and Futures Contracts

The movement in the price of the instrument underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Fund's hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction which could result in additional losses to the Fund.

Foreign Denominated Investments

The World Growth Portfolio invests primarily in foreign denominated stocks. Foreign denominated assets and currency contracts may involve more risks than domestic transactions, including: currency risk, political and economic risk, regulatory risk, and market risk. The Portfolio may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.



Open Option Contracts

The number of contracts and premium amounts associated with call option contracts written during the six months ended June 30, 2001 were as follows:

                                        Growth Portfolio                       Income Portfolio
                                   ----------------------------          ----------------------------
                                      Number of       Premium              Number of        Premium
                                      Contracts        Amount              Contracts        Amount
                                      ---------       -------              ---------       -------
Balance at December 31, 2000                 --    $       --                     --    $       --
Opened                                    3,298       647,225                  1,700       845,752
Closed                                   (2,960)     (603,728)                  (860)     (485,269)
Expired                                    (338)      (43,497)                  (120)       (8,105)
Exercised                                    --            --                   (120)      (58,729)
                                     ----------    ----------             ----------    ----------
Balance at June 30, 2001                     --    $       --                    600    $  293,649
                                     ==========    ==========             ==========    ==========



(7) CAPITAL STOCK

Authorized capital stock consists of two billion shares as follows:
                                             Shares          Par
Portfolio                                  Authorized       Value
------------------                        ------------  ------------
Opportunity Growth                        200,000,000        $ 0.01
Mid Cap Growth                            200,000,000        $ 0.01
World Growth                              200,000,000        $ 0.01
Growth                                    400,000,000        $ 0.01
High Yield                                200,000,000        $ 0.01
Income                                    300,000,000        $ 0.01
Money Market                              500,000,000        $ 0.01

The shares of each portfolio have equal rights and privileges with all shares of that portfolio. Shares in the Fund are currently sold only to separate accounts of Lutheran Brotherhood and LBVIP.



Transactions in capital stock were as follows:
                                Opportunity     Mid Cap        World                      High                       Money
                                  Growth        Growth        Growth        Growth        Yield        Income        Market
                               ------------  ------------  ------------  ------------  ------------  ------------  ------------
Shares outstanding at
December 31, 1999                30,977,177    16,341,678    32,490,759   162,478,426   167,815,550   113,239,321   294,882,927
Shares sold                       4,423,442    15,933,143     7,805,885     8,640,910     4,852,844     3,187,731   105,809,265
Shares issued on
reinvestment of dividends
and distributions                        --     1,367,430       907,149    31,707,625    21,210,853     7,552,398    16,366,775
Shares redeemed                    (882,756)     (185,620)     (626,883)   (7,699,762)  (13,918,045)  (11,171,605) (125,392,921)
                               ------------  ------------  ------------  ------------  ------------  ------------  ------------

Shares outstanding at
December 31, 2000                34,517,863    33,456,631    40,576,910   195,127,199   179,961,202   112,807,845   291,666,046
Shares sold                       1,127,791     4,191,999     1,529,002     2,737,730     2,126,577     5,378,003   103,385,274
Shares issued on
reinvestment of dividends
and distributions                 2,223,036     2,943,587     3,692,014    53,365,265    11,754,462     3,751,635     8,290,770
Shares redeemed                  (1,392,302)     (658,669)   (1,330,789)   (8,918,212)   (7,622,059)   (2,768,059)  (34,284,572)
                               ------------  ------------  ------------  ------------  ------------  ------------  ------------

Shares outstanding at
June 30, 2001                    36,476,388    39,933,548    44,467,137   242,311,982   186,220,182   119,169,424   369,057,518
                               ============  ============  ============  ============  ============  ============  ============


8) LINE OF CREDIT

The Fund, along with the Lutheran Brotherhood Family of Funds, are parties to an unsecured $50 million bank line of credit agreement with State Street Bank and Trust Company. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The Portfolios may borrow money for temporary or emergency purposes to fund shareholder redemptions. The Portfolios did not borrow against the line during the six-month period ended June 30, 2001.


                       LB SERIES FUND, INC.

                  OPPORTUNITY GROWTH PORTFOLIO
                    MID CAP GROWTH PORTFOLIO
                     WORLD GROWTH PORTFOLIO
                       GROWTH PORTFOLIO
                     HIGH YIELD PORTFOLIO
                       INCOME PORTFOLIO
                    MONEY MARKET PORTFOLIO

DIRECTORS

Rolf F. Bjelland, Chairman
Herbert F. Eggerding, Jr.
Noel K. Estenson
Jodi L. Harpstead
Connie M. Levi
Bruce J. Nicholson

OFFICERS

James R. Olson            Brenda J. Pederson
President                 Vice President

Wade M. Voigt             Richard B. Ruckdashel
Treasurer                 Vice President

John C. Bjork             Rand E. Mattsson
Secretary                 Assistant Treasurer

Randall L. Boushek        Marlene J. Nogle
Vice President            Assistant Secretary

Frederick P. Johnson
Vice President

This report is authorized for distribution to prospective investors only when preceded or accompanied by the current prospectuses.